As filed with the Securities and
                   Exchange Commission on September 27, 2007.

                                            1933 Act Registration No.  333-43300
                                            1940 Act Registration No.  811-10041

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

         Pre-Effective Amendment No.                                       [   ]
                                      ----
         Post-Effective Amendment No.   6                                   [X]
                                      -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

         Amendment No.   7                                                  [X]
                       -----


                           JNL INVESTORS SERIES TRUST
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    1 Corporate Way, Lansing, Michigan 48951
 -------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (517) 381-5500
 -------------------------------------------------------------------------------
                                              with a copy to:

Susan S. Rhee, Esq.                           Jorden Burt LLP
JNL Series Trust                              1025 Thomas Jefferson Street, N.W.
Vice President, Counsel & Secretary           Suite 400 East
1 Corporate Way                               Washington, D.C. 20007
Lansing, Michigan 48951                       Attn:  Gary Cohen

                                      (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

_____    immediately upon filing pursuant to paragraph (b)

_____    on November 1, 2005 pursuant to paragraph (b)

_____    60 days after filing pursuant to paragraph (a)(1)

_____    on May 2, 2005 pursuant to paragraph (a)(1)

__X__    75 days after filing pursuant to paragraph (a)(2)

_____    on (date) pursuant to paragraph (a)(2) of Rule 485

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           JNL INVESTORS SERIES TRUST
                    REFERENCE TO ITEMS REQUIRED BY FORM N-1A

                                                                  Caption in Prospectus or Statement
N-1A Item                                                         of Additional Information relating to each Item
Part A. Information Required in a Prospectus                      Prospectus

1.        Front and Back Cover Pages                              Front and Back Cover Pages

2.        Risk/Return Summary: Investments, Risks, and            About the Funds of the Trust
          Performance

3.        Risk/Return Summary: Fee Table                          About the Funds of the Trust

4.        Investment Objectives, Principle Investment             About the Funds of the Trust; More About the
          Strategies, Related Risks and Disclosure of             Investment Objectives and Risks of All Funds;
          "Market Timing" Policy Portfolio Holdings               Investing in Fund Shares

5.        Management, Organization and Capital Structure          About the Funds of the Trust
          Management

6.        Shareholder Information                                 Investing in Fund Shares; Overview of the Share Class;
                                                                  Other Fund Information

7.        Distribution Arrangements                               Other Fund Information

8.        Financial Highlights Information                        Financial Highlights

Part B. Information Required in a Statement of Additional         Statement of Additional Information
Information

9.        Cover Page and Table Of Contents                        Cover Page and Table of Contents

10.       Fund History                                            General Information and History

11.       Description of the Fund and Its Investments and         Common Types of Investments and Management Practices;
          Risks                                                   Additional Risk Considerations; Investment
                                                                  Restrictions Applicable to All Funds

12.       Management of the Fund                                  Trustees and Officers of the Trust

13.       Control Persons and Principal Holders                   Trustees and Officers of the Trust; Ownership of
                                                                  Trustees of Shares in the Funds of the Trust;
                                                                  Principal Holders of Trust's Shares

14.       Investment Advisory and Other Services                  Investment Adviser, Sub- Advisers and Other Service
                                                                  Providers

15.       Portfolio Managers                                      Investment Adviser, Sub- Advisers and Other Service
                                                                  Providers

16.       Brokerage Allocation and Other Practices                Fund Transactions and Brokerage

17.       Capital Stock and Other Securities                      Purchases, Redemptions and Pricing of Shares

18.       Purchase, Redemption and Pricing of Shares              Purchases, Redemptions and Pricing of Shares

19.       Taxation of the Fund                                    Tax Matters

20.       Underwriters                                            Not Applicable

21.       Calculation of Performance                              Not Applicable

22.       Financial Statements                                    Financial Statements


Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                   PROSPECTUS
                                  CLASS A AND C

                                December 27, 2007

                          JNL(R) INVESTORS SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

Jackson Perspective 5 Fund
Jackson Perspective Index 5 Fund
Jackson Perspective 10 x 10 Fund
Jackson Perspective Optimized 5 Fund
Jackson Perspective VIP Fund
Jackson Perspective S&P 4 Fund
Jackson Perspective Money Market Fund
JNL Money Market Fund
Jackson Perspective Core Equity Fund
Jackson Perspective Large Cap Value Fund
Jackson Perspective Mid Cap Value Fund
Jackson Perspective Small Cap Value Fund
Jackson Perspective Asian Bond Fund
Jackson Perspective Asia ex-Japan Fund
Jackson Perspective Asian Infrastructure Fund
Jackson Perspective China-India Fund
Jackson Perspective Emerging Asia Fund
Jackson Perspective Japan Fund
Jackson Perspective Asian Real Estate Fund



The Securities and Exchange Commission ("SEC") has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.


"JNL(R)", "JacksonSM", "Jackson FundsSM", "Jackson National(R)" and "Jackson National Life(R)" are trademarks or service marks of Jackson National Life Insurance Company.

                                ---------------

                        INFORMATION ABOUT THIS PROSPECTUS

READING THE PROSPECTUS

References to "you" and "your" in this prospectus refer to prospective investors or shareholders. References to "we," "us," or "our" may refer to the JNL Investors Series Trust ("Trust") or Jackson National Asset Management, LLC ("JNAM" or "Adviser"). This Prospectus provides you with the basic information you should know before investing.

THE FUNDS

The Trust currently offers shares in the following Funds (each a "Fund" and collectively, "Funds" or "Jackson Funds"). The Funds are a series of separate mutual fund portfolios within a single trust, each with a specific investment objective. The following Funds are described in this prospectus:

Jackson Perspective 5 Fund
Jackson Perspective Index 5 Fund
Jackson Perspective 10 x 10 Fund
Jackson Perspective Optimized 5 Fund
Jackson Perspective VIP Fund
Jackson Perspective S&P 4 Fund
Jackson Perspective Money Market Fund
JNL Money Market Fund
Jackson Perspective Core Equity Fund
Jackson Perspective Large Cap Value Fund
Jackson Perspective Mid Cap Value Fund
Jackson Perspective Small Cap Value Fund
Jackson Perspective Asian Bond Fund
Jackson Perspective Asia ex-Japan Fund
Jackson Perspective Asian Infrastructure Fund
Jackson Perspective China-India Fund
Jackson Perspective Emerging Asia Fund
Jackson Perspective Japan Fund
Jackson Perspective Asian Real Estate Fund



PRINCIPAL RISKS COMMON TO ALL FUNDS

You should consult with your investment professional to determine which Funds may be suited to your financial needs, investment time horizon and risk comfort level. You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed in this prospectus. There can be no assurance that any of the Funds will achieve its objective and you could lose money. Please read this prospectus carefully before investing or sending money, and keep the prospectus for future reference.

CLASS A AND CLASS C SHARES

Some of the Funds offer two classes of shares, Class A and Class C. Both Class A and C shares are described in this prospectus. You pay a sales charge (front-end sales charge or front-end sales load) immediately when you purchase Class A shares. As more fully described herein, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. You pay a 1.00% sales charge when you redeem Class C shares held for less than one (1) year (back-end sales charge or contingent deferred sales charge).

OTHER TERMS AND TERMINOLOGY

     o "STOCK SELECTION DATE" refers to the dates stocks are selected for inclusion in each Fund's portfolio.

     o    "1940 ACT" refers to the Investment Company Act of 1940, as amended.

     o "ADVISERS ACT" refers to the Investment Advisers Act of 1940, as amended.

     o "SUB-ADVISER" refers to the investment manager selected by JNAM, and approved by the Trust's Board of Trustees, to manage the assets of each Fund.

THE JNL MONEY MARKET FUND

Shares of the JNL Money Market Fund are sold only to other mutual funds within the Fund's investment company complex, and NOT to individual investors. The JNL Money Market Fund is not an investment option within any of the Jackson variable products and is not available for sale to the retail public as part of the Jackson Funds.

ADDITIONAL INFORMATION

For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                               TABLE OF CONTENTS

I.  ABOUT THE FUNDS...............................................................................................1

INCLUDES A DESCRIPTION  OF THE FUNDS,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS, HISTORIC PERFORMANCE, EXPENSES, AND MANAGEMENT OF THE FUNDS.

II.  MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS.................................................33

INCLUDES ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF THE FUNDS.

III.  MANAGEMENT OF THE TRUST....................................................................................34

MANAGEMENT OF THE FUNDS, FUND EXPENSES, SUB-ADVISORY ARRANGEMENTS, AND ADMINISTRATIVE FEE.

IV.  HOW SHARE PRICES ARE CALCULATED.............................................................................36

HOW SHARE PRICES ARE CALCULATED.

V.  INVESTING IN FUND SHARES.....................................................................................38

OPENING AN ACCOUNT, SELLING SHARES, EXCHANGING SHARES, AND EXECUTION OF YOUR REQUESTS.

VI.  OVERVIEW OF THE SHARE CLASSES...............................................................................44

SALES  CHARGES  AND  FEES BY  SHARE  CLASS,  CLASS  A  SHARES,  CLASS C  SHARES,
CALCULATION OF CONTINGENT DEFERRED SALES CHARGES ("CDSC"),  DEALER COMPENSATION,
AND WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS).

VII.  OTHER FUND INFORMATION.....................................................................................49

DIVIDENDS AND DISTRIBUTIONS,  DISTRIBUTION AND SERVICING  ARRANGEMENTS,  GENERAL
SUMMARY OF TAX CONSEQUENCES, AND PRIVACY POLICY STATEMENT.

VIII. FINANCIAL HIGHLIGHTS.......................................................................................53

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

IX.  APPENDIX A..................................................................................................54

                 (This page has been intentionally left blank.)

               ABOUT THE FUNDS OF THE JNL INVESTORS SERIES TRUST


JACKSON PERSPECTIVE 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective 5 Fund ("Fund") is total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:


     o    20% in the DowSM 10 Strategy, a dividend yielding strategy;
     o    20% in the S&P(R) 10 Strategy, a blended valuation-momentum strategy;
     o    20% in the Global 15 Strategy, a dividend yielding strategy;
     o    20% in the 25 Strategy, a dividend yielding strategy; and
     o    20% in the Select Small-Cap Strategy, a small capitalization strategy.


Each of these strategies is described below.


The securities for each strategy are selected only once every 13 months on each "Stock Selection Date". The initial Stock Selection Date was on January 1, 2007. Thereafter, the Stock Selection Date will be 13 months after the prior Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading within 5 business days of the Stock Selection Date and when cash flow activity occurs. The Sub-Adviser may also trade for mergers if the original stock is not that of the surviving company and for dividend reinvestment. The Fund is rebalanced and reconstituted every 13 months, and therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells common stocks of the five specialized strategies according to the approximate current percentage relationship among the common stocks (determined based on market value).

To effectively manage cash inflows and outflows, the Funds will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Funds may also invest to some degree in money market instruments.


The securities which comprise the above strategies are selected as follows:

THE DOWSM 10 STRATEGY

The Dow 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of ten companies included in the Dow Jones Industrial Average ("DJIA") which have the highest indicated annual dividend yields ("Dividend Yield") on each Stock Selection Date.


Companies, which as of the Stock Selection Date, Dow Jones has announced will be removed from the DJIA, will be removed from the universe of securities from which the Dow 10 strategy stocks are selected.


The stocks in the Dow 10 Strategy are not expected to reflect the entire DJIA, nor track the performance of the DJIA.

THE S&P(R) 10 STRATEGY

The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index.

Companies, which as of the selection date, S&P has announced will be removed from the S&P 500 Index, will be removed from the universe of securities from which the S&P 10 strategy stocks are selected.

The S&P 10 Strategy consists of 10 common stocks selected on each Stock Selection Date through the following process:


     o The Sub-Adviser ranks the companies in the S&P 500(R) Index by market capitalization;

     o The Sub-Adviser selects half of the companies in the S&P 500 Index with the largest market capitalization;

     o From the selected companies, the Sub-Adviser selects the half with the lowest price to sales ratio;

     o From the selected companies, the Sub-Adviser selects the ten common stocks with the greatest one-year price appreciation; and

     o The Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten common stocks.


The stocks in the S&P 10 Strategy are not expected to reflect the entire S&P 500 Index, nor track the performance of the S&P 500 Index.

THE GLOBAL 15 STRATEGY

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of the DJIA, the Financial Times Ordinary Index ("FT30 Index" or "Financial Times 30 Index"), and the Hang Seng Index. The Global 15 Strategy consists of common stocks of the 5 companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest Dividend Yields in the respective index.


Companies, which as of the Stock Selection Date, will be removed from the DJIA, the FT 30 Index and the Hang Seng Index, will be removed from the universe of securities from which the Global 15 strategy stocks are selected.

The fifteen common stocks are chosen on each Stock Selection Date through the following process:

     o The Sub-Adviser determines the Dividend Yield on each common stock in the DJIA, the FT30 Index and the Hang Seng Index;

     o The Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest Dividend Yield in the respective index; and

     o Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.


The Global 15 Strategy is not expected to track the performance of the DJIA, the FT30 Index or the Hang Seng Index.

THE 25 STRATEGY

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange ("NYSE"), on each Stock Selection Date.

Companies, which as of the selection date, will be removed from the NYSE, will be removed from the universe of securities from which the 25 strategy stocks are selected.

The 25 Strategy consists of a portfolio of 25 common stocks selected through the following process:


     o The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depository Receipts, limited partnerships, and any stock included in the DJIA);

     o Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;

     o Those 400 common stocks are then ranked, in terms of Dividend Yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;

     o From the selected 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the selected 25 stocks; and

     o The Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 common stocks selected.


The 25 Strategy is not expected to track the performance of the NYSE.

THE SELECT SMALL-CAP STRATEGY


The Select Small-Cap Strategy seeks to achieve its objective by investing in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the NYSE, the American Stock Exchange ("AMEX") or the NASDAQ Stock Market ("NASDAQ"), on each Stock Selection Date. The Select Small-Cap Strategy deems a small cap company to be one with a market capitalization between $250 million and $1.5 billion. The number of companies will be increased from 40 to 100 beginning on or about January 1, 2008.

Companies, which as of the selection date, have been removed from the NYSE, AMEX, and the NASDAQ, will also be removed from the universe of securities from which the Select Small-Cap strategy stocks are selected.

The 100 common stocks selected through the Small-Cap Strategy are determined as follows:

     o the Sub-Adviser selects all U.S. traded common stocks securities which trade on the NYSE, AMEX or NASDAQ (excluding limited partnerships, American Depository Receipts and mineral and oil royalty trusts);

     o from those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range and also meet the average daily dollar trading volume requirement;


     o from the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;

     o from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o the Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;


     o from the remaining list, the Sub-Adviser selects the 100 stocks with the greatest price appreciation in the last 12 months (highest to lowest); and

     o the Sub-Adviser then allocates among the selected 100 stocks in proportion to the relative market capitalization of each stock.


In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The Select Small-Cap Strategy is not expected to track the performance of the NYSE, AMEX or NASDAQ.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money. A variety of factors may influence the Fund's investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks that have low share prices relative to the issuers' sales. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that negative factors that may have caused the issuer's stock price to be low in relation to the issuer's sales will not continue, or will not result in a decline in the issuer's stock price.

     o FOREIGN INVESTING RISK. Because the Fund invests in certain strategies that invest in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing may involve less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates, which may reduce the value of the U.S. dollar because of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

     o LICENSE TERMINATION RISK. Certain strategies the Fund invests in may rely on licenses from third parties to the Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensors, and as a result the Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund.

     o TRADING COST RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned as part of the rebalance process. This may be expected to lead to higher average costs because the Fund could be trading large volumes in a limited number of securities during a short trading period.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.


FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.45%                0.45%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.45%                2.20%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.


(3) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                    CLASS A            CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $323
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                    CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $223
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).


THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.


Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:


Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research ("AIMR"), and the CFA Society of San Francisco. Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 6 years.


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE INDEX 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Index 5 Fund ("Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in the securities attempting to match the following indices:

     o    The S&P(R) 500 Index Strategy;
     o    The S&P(R) 400 MidCap Index Strategy;
     o    The Small Cap Index Strategy;
     o    The International Index Strategy; and
     o    The Bond Index Strategy.

The Fund expects to invest in the securities determined by each of the strategies with an approximately equal amount initially invested pursuant to each strategy. The initial allocation will be on or about January 1, 2007. Thereafter, the allocations to each strategy will be rebalanced every 13 months. The Sub-Adviser generally uses a buy and hold strategy, trading only within 5 business days of the Stock Selection Date, when index changes occur, and when cash flow activity occurs.


You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.


The Fund allocates cash inflows and outflows to the five strategies according to the approximate current percentage relationship among the strategies.

The Fund is rebalanced among each of the strategies every 13 months and, therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.


To effectively manage cash inflows and outflows, the Funds will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Funds may also invest to some degree in money market instruments.


The Sub-Adviser may also use various techniques, such as buying and selling futures contracts, forward currency contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure from cash flows, accrued cash items, and changes from security prices, interest rates, or other factors that affect security values. If the Sub-Adviser's strategies do not work as intended, the Fund may not achieve its objective.

In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The securities which comprise the above indices are as follows:

S&P(R) 500 INDEX STRATEGY

The S&P 500 Index Strategy seeks to track the performance of the S&P 500 Index. Widely regarded as one of the best single gauges of the U.S. equities market, the S&P 500 Index is a market capitalization-weighted index of 500 stocks that are selected by Standard & Poor's to represent a broad array of large companies in leading industries. The S&P 500 Index is unmanaged and not available for direct investment.

S&P(R) 400 MIDCAP INDEX STRATEGY

The S&P 400 MidCap Index Strategy seeks to track the performance of the S&P MidCap 400 Index. The S&P MidCap 400 is a market capitalization-weighted index of 400 stocks that are selected by Standard & Poor's to represent a broad array of mid-sized companies in leading industries. Today, mid-cap stocks are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-cap and smallcap stocks. The S&P MidCap 400 Index is unmanaged and not available for direct investment.

SMALL CAP INDEX STRATEGY

The Small Cap Index Strategy seeks to track the performance of the Russell 2000(R) Index. The Russell 2000 Index is a market capitalization weighted index of approximately 2,000 stocks that are selected by the Frank Russell Company to represent a broad array of small to mid-sized companies in leading industries. It measures the performance of the 2,000 smallest companies in the broader Russell 3000(R) Index. The Russell 2000 Index is unmanaged and not available for direct investment.

INTERNATIONAL INDEX STRATEGY

The International Index Strategy seeks to track the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Free Index. The MSCI EAFE Free Index is comprised of common stocks generally including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies selected within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. The MSCI EAFE Index is a broad based, unmanaged index and not available for direct investment.

BOND INDEX STRATEGY

The Bond Index Strategy seeks to track the performance of the Lehman Brothers Aggregate Bond Index. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Lehman Brothers Aggregate Bond Index is comprised of investment grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass through securities, and asset-backed securities. The Lehman Brothers Aggregate Bond Index is unmanaged and not available for direct investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          Because one of the strategies invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.


     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.


     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.


     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The strategies use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

     o LICENSE TERMINATION RISK. Certain strategies the Fund invests in may rely on licenses from third parties to the Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensors, and as a result the Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund.


     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.


FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective Index 5 Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.45%                0.45%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.45%                2.20%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.


(3) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                     CLASS A            CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $323
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                     CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $223
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).


THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.


Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:


Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research ("AIMR"), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 6 years.


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE 10 X 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective 10 x 10 Fund ("Fund") is capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by initially allocating approximately 50% to the Class A shares of the Jackson Perspective 5 Fund and 50% to the Class A shares of the Jackson Perspective Index 5 Fund (the Perspective 5 Fund and Perspective Index 5 Fund are referred to as the "Underlying Funds" and are also described in this Prospectus).

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.


The Fund expects to reallocate its assets to the allocation weights specified above for each Underlying Fund every 13 months. Between rebalance dates, when cash inflows and outflows require, the Fund purchases and sells shares of the two Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.


To effectively manage cash inflows and outflows, the Funds will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Funds may also invest to some degree in money market instruments.


The Underlying Funds are rebalanced every 13 months and therefore may incur significant short-term and long-term capital gains and losses that may have tax consequences.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Underlying Funds invest in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          Because one of the strategies in the Underlying Funds invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o LIMITED MANAGEMENT RISK. The Perspective 5 Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Perspective 5 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Perspective 5 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Perspective 5 Fund from taking advantage of opportunities available to other funds.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.


     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.


     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.


     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.


     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, an Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          Certain  strategies of the Underlying Funds use an indexing  strategy.
          It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Funds have expenses and other investment considerations that an index does not, the Underlying Funds' performance may be lower than that of the respective index.


     o INVESTMENT STRATEGY RISK. Certain strategies of the Underlying Funds involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained. Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.


     o LICENSE TERMINATION RISK. Certain Underlying Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Strategy. Such licenses may be terminated by the licensors, and as a result the Strategy may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund.


     o TRADING COST RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned as part of the rebalance process. This may be expected to lead to higher average costs because the Fund could be trading large volumes in a limited number of securities during a short trading period.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.


PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.


FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------


  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee(4)                                              0.00%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2), (4)                                        0.10%                0.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                    0.10%(4)             0.85%(4)
----------------------------------------------------- --------------------- ---------------------

(1) This change applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.


(3) JNAM has contractually agreed to reimburse the Other Expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 0% for Class A and 0.75% for Class C. There can be no assurance that JNAM will continue to reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense. Certain expenses of the Fund such as transfer agent fees, registration fees, printing, and other miscellaneous costs will be paid by the Underlying Funds in accordance with the Administration Agreement 4 As an investor in the Underlying Funds, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and Distribution Fees. Distribution Fees include a 12b-1 fee of .25% for each Class of shares in the Underlying Funds (see pages __and __ for Fees and Expenses, respectively for the Jackson Perspective 5 Fund and the Jackson Perspective Index 5 Fund). The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, is expected to be approximately 1.20% for Class A and 1.95% for Class C through October 31, 2007. These include a 12b-1 fee of .25% for each Class of shares.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A          CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $585              $187
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $605              $271
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                     CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $585               $87
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $605              $271
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).


THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 60 portfolios. JNAM currently manages approximately $24 billion in assets for the Trust and other investment companies. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.


The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. In addition to being Vice President and Assistant Treasurer, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. In addition to being Vice President, Chief Financial Officer and Treasurer, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE OPTIMIZED 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Optimized 5 Fund ("Fund") is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of all capitalization companies that are identified by a model based on five separate specialized strategies:


     o    25% in the NASDAQ(R) 25 Strategy, a total return strategy;
     o 25% in the Value Line(R) 30 Strategy, a capital appreciation, strategy;
     o    24% in the European 20 Strategy, a dividend yielding strategy;
     o    14% in the Global 15 Strategy, a dividend yielding strategy; and
     o    12% in the 25 Strategy, a dividend yielding strategy.


While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy. The initial allocation is intended to optimize each strategy.

The securities for each strategy are selected only once every 13 months on each Stock Selection Date. The initial Stock Selection Date will be on or about January 1, 2007. Thereafter, the Stock Selection Date will be 13 months after the prior Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading within 5 business days of the Stock Selection Date and when cash flow activity occurs. The Sub-Adviser may also trade for mergers if the original stock is not that of the surviving company and for dividend reinvestment. The Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells common stocks of the five specialized strategies according to the approximate current percentage relationship among the common stocks.


To effectively manage cash inflows and outflows, the Funds will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Funds may also invest to some degree in money market instruments.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.


The Fund is rebalanced every 13 months and reconstituted and therefore may incur significant short-term and long-term capital gains and losses that may have tax consequences.

The securities which comprise the above strategies are selected as follows:


THE NASDAQ(R) 25 STRATEGY

The NASDAQ 25 Strategy seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation. The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the Nasdaq-100 Index(R).

Companies, which as of the selection date, NASDAQ has announced will be removed from the NASDAQ-100 Index(R) will be removed from the universe of securities from which the NASDAQ 25 strategy stocks are selected.

The 25 common stocks for the Strategy are selected on each Stock Selection Date through the following multi-step process from the stocks listed on the Nasdaq-100 Index.

     o First, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 75 stocks with the highest ratio of cash flow per share to stock price are selected.

     o Next, for the selected companies, the Sub-Adviser calculates the one-year change in the trailing 12-month cash flow per share divided by the stock price. Stocks are ranked by this ratio from highest to lowest. The top 50 stocks are selected.

     o Next, the Sub-Adviser ranks the stocks based on prior six-month price appreciation. The top 25 stocks are selected.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each Stock Selection Date. These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the NASDAQ 25 strategy are not expected to track the performance of NASDAQ.

THE VALUE LINE(R) 30 STRATEGY

PRINCIPAL INVESTMENT STRATEGIES. The Value Line 30 Strategy seeks to achieve its objective by investing in 30 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM. The 30 stocks are selected each Stock Selection Date by the Sub-Adviser, Mellon Capital Management, based on certain positive financial attributes. Value Line(R) ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line's #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line(R). Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

Companies which as of the Stock Selection Date, Value Line has announced will be removed from Value Line's #1 ranking for TimelinessTM , will also be removed from the universe of securities from which the Value Line 30 Strategy stocks are selected. The 30 stocks are chosen on each Stock Selection Date as follows:

     o Starting with the 100 stocks that Value Line(R) gives its #1 ranking for Timeliness(TM), the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1.158 billion at December 31, 2006, were removed from consideration (the minimum market capitalization is adjusted each Stock Selection Date by the annual return of the S&P(R)
          500);

     o Next, the ratio of cash flow per share to stock price is calculated. The 70 stocks with the highest ratio of cash flow per share to stock price are selected; and

     o From the selected companies, the Sub-Adviser selects the 30 common stocks with the highest six-month price appreciation.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each "Stock Selection Date." These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the Value Line 30 strategy are not expected to track the performance of Value Line(R).


THE EUROPEAN 20 STRATEGY

The European 20 Strategy seeks to achieve its objective by investing in stocks with high Dividend Yields. By selecting stocks with the highest indicated annual dividend yields ("Dividend Yields"), the European 20 Strategy seeks to uncover stocks that may be out of favor or undervalued.

     The 20 stocks are determined as follows:

     o The Sub-Adviser ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield on each Stock Selection Date; and

     o The Sub-Adviser then selects the 20 highest dividend-yielding stocks for the European 20 Strategy. Equal amounts are allocated to the 20 stocks selected for the European 20 Strategy.

THE GLOBAL 15 STRATEGY

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of Dow Jones Industrial Average ("DJIA"), the Financial Times Ordinary Index ("FT30 Index") and the Hang Seng Index. The Global 15 Strategy consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest Dividend Yields in the respective index.

Companies, which as of the selection date, will be removed from the DJIA, the FT 30 Index and the Hang Seng Index, will be removed from the universe of securities from which the Global 15 strategy stocks are selected.

The 15 common stocks are chosen on each Stock Selection Date as follows:

     o the Sub-Adviser determines the dividend yield on each common stock in the DJIA, the FT30 Index and the Hang Seng Index;

     o the Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest dividend yield in the respective index; and

     o out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.

The Global 15 Strategy is not expected to track the performance of the DJIA, the FT30 Index or the Hang Seng Index.

THE 25 STRATEGY

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the NYSE, on each Stock Selection Date.

Companies, which as of the selection date, will be removed from the NYSE, will be removed from the universe of securities from which the 25 strategy stocks are selected.

The 25 Strategy consists of a portfolio of 25 common stocks selected through the following five-step process on each Stock Selection Date:


     o the Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depository Receipts, limited partnerships, and any stock included in the DJIA);


     o those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;

     o those 400 common stocks are then ranked, in terms of Dividend Yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;

     o from the remaining 75 stocks, the Sub-Adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks; and

     o the Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 common stocks selected for the strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Because the Fund invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates which may reduce the value of the U.S. dollar value because of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high dividend yields relative to others common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

          Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better that other stocks and, as a result, the Fund may underperform other similar investments.

     o CONCENTRATION RISK. For the NASDAQ(R) Strategy and Value Line(R) strategies, securities held by the strategies may be issued by companies concentrated in a particular industry, including technology. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the Fund as a whole as concentrated.

     o LICENSE TERMINATION RISK. Certain of the strategies rely on licenses from third parties to the Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensors, and as a result the Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund.


     o TRADING COST RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned as part of the rebalance process. This may be expected to lead to higher average costs because the Fund could be trading large volumes in a limited number of securities during a short trading period. o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.


PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.


FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective Optimized 5 Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales (Load) Charge on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.45%                0.45%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.45%                2.20%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.


(3) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the PerspFund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES                            CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $323
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                     CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $223
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).


THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.


Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:


Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research ("AIMR"), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 6 years.


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE VIP FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective VIP Fund ("Fund") is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies:

     o    The DowSM Core 5 Strategy;
     o    The European 20 Strategy;
     o    The Nasdaq(R) 25 Strategy;
     o    The S&P 24 Strategy;
     o    The Select Small-Cap Strategy; and
     o    The Value Line(R) 30 Strategy.

While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy.

The initial Stock Selection Date will be on or about January 1, 2008. The next Stock Selection Date is expected to be on or about March 1, 2009. Thereafter, the Stock Selection Date will be 13 months after the prior Stock Selection Date. The securities for each strategy are selected only once every 13 months on each Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, only when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. On each Stock Selection Date, the Fund expects to invest in the securities determined by each strategy with an approximately equal amount invested in each strategy.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the six specialized strategies in approximately the same proportion that such stocks are then held in the Fund (proportional investments are based on market value).

The securities, which comprise the above strategies, are selected as follows:

THE DOWSM CORE 5 STRATEGY:

     PRINCIPAL INVESTMENT STRATEGIES. The Dow Core 5 Strategy seeks to achieve its objective by investing in a portfolio of DJIASM stocks with high Dividend Yields and/or high buyback ratios and high return on assets. By analyzing Dividend Yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to each Stock Selection Date divided by a company's shares outstanding on each Stock Selection Date, minus "1".

     The Dow Core 5 Strategy stocks are chosen each Stock Selection Date as follows:

     o The Sub-Adviser ranks all 30 stocks contained in the DJIASM by the sum of their Dividend Yield and Buyback Ratio on each Stock Selection Date;
     o The Sub-Adviser then selects the 10 stocks with the highest sum of Dividend Yield and Buyback Ratio; and
     o From the 10 stocks selected above, the Sub-Adviser selects the 5 stocks with the greatest increase in the percentage change in return on assets in the most recent year as compared to the previous year. Equal amounts are allocated to the 5 stocks selected for the Strategy on each "Stock Selection Date."

THE EUROPEAN 20 STRATEGY:

     PRINCIPAL INVESTMENT STRATEGIES. The European 20 Strategy seeks to achieve its objective by investing in stocks with high Dividend Yields. By selecting stocks with the highest Dividend Yields, the European 20 Strategy seeks to uncover stocks that may be out of favor or undervalued.

     The European 20 Strategy stocks are chosen each Stock Selection Date as follows:

     o The Sub-Adviser ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom by Dividend Yield on each Stock Selection Date; and

     o The Sub-Adviser then selects the 20 highest dividend-yielding stocks for the European 20 Strategy. Equal amounts are allocated to the 20 stocks selected for the Strategy.

THE NASDAQ(R) 25 STRATEGY

     PRINCIPAL INVESTMENT STRATEGIES. The Nasdaq 25 Strategy seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation. The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the Nasdaq-100 Index(R). Companies, which as of the selection date, Nasdaq has announced will be removed from the Nasdaq-100 Index(R) will be removed from the universe of securities from which the Nasdaq 25 Fund stocks are selected.

     The 25 common stocks for the Strategy are selected on each Stock Selection Date through the following multi-step process from the stocks listed on the Nasdaq-100 Index.

     o First, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 75 stocks with the highest ratio of cash flow per share to stock price are selected.

     o From the selected companies, the Sub-Adviser calculates the one-year change in cash flow per share divided by the stock price. Stocks are ranked by this ratio from highest to lowest. The top 50 stocks are selected.

     o Next, the Sub-Adviser ranks the stocks based on prior six-month price appreciation. The top 25 stocks are selected.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each Stock Selection Date. These securities will be adjusted on a proportional basis to accommodate this constraint.

THE S&P 24 STRATEGY

     PRINCIPAL INVESTMENT STRATEGIES. The S&P 24 Strategy seeks to achieve its objective by investing in the common stocks of companies that have the potential for capital appreciation. To select the stocks for the S&P 24 Strategy, the Sub-Adviser selects a portfolio of common stocks of the 24 companies selected from a subset of stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index(R)"). The 24 companies are selected on each Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, only when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

     Companies, which, as of the selection date, Standard & Poor's has announced will be removed from the S&P 500 Index(R) will be removed from the universe of securities from which the S&P 24 Strategy stocks are selected.

     The 24 companies are selected only once annually on each Stock Selection Date using the following steps:

     o The Sub-Adviser ranks all of the S&P economic sectors in the S&P 500 Index(R) by market capitalization. The eight largest sectors are selected;

     o The Sub-Adviser ranks the stocks in each of those eight sectors among their peers based on three distinct factors:

          o Factor 1: Highest return on assets. Stocks with high return on assets achieve better rankings.

          o Factor 2: Highest buyback yield. Buyback yield measures the percentage decrease in shares of common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

          o Factor 3: Highest bullish interest indicator. The bullish interest indicator compares the number of shares traded in months in which the stock price rose to the number of shares traded in months which the stock price declined as a percentage of total shares traded over the past twelve months. Those stocks with a high bullish interest indicator achieve better rankings.

     o The Sub-Adviser selects the three stocks from each of the eight sectors with the highest combined ranking on these three factors for S&P 24 Fund. In the event of a tie within a sector, the stock with the higher market capitalization is selected.

     o The Sub-Adviser then selects an approximately equal-weighted portfolio of the 24 stocks.

THE SELECT SMALL-CAP STRATEGY

     PRINCIPAL INVESTMENT STRATEGIES. Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization ("small cap") companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") on each Stock Selection Date. The population of securities from which the Strategy's stocks are selected is limited to stocks within a specific market capitalization range and minimum average daily trading volume requirements. As of December 31, 2006, companies with a market capitalization between $310 million and $1.86 billion range and a minimum of $2.5 mm average daily trading volume for the most recent year were included in the population. Mellon Capital will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

     Companies, which as of the Stock Selection Date, have been removed from the NYSE, AMEX and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select-Small-Cap Fund stocks are selected.

     The Select Small-Cap Strategy consists of a portfolio of 100 common stocks selected through the following process on each Stock Selection Date:

     o The Sub-Adviser selects all U.S. traded equity securities which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

     o From those companies, the Sub-Adviser then selects only those companies which have a market capitalization of within the applicable range and also meet the average daily dollar trading volume requirement;

     o From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;

     o Next, from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     o From the remaining list, the Sub-Adviser selects the 100 stocks with the greatest price appreciation in the last 12 months (highest to lowest); and

     o The Select Small-Cap Strategy purchases the selected 100 common stocks, allocating its assets among them in proportion to the relative market capitalization of each stock.

     In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

THE VALUE LINE(R) 30 STRATEGY

     PRINCIPAL INVESTMENT STRATEGIES. The Value Line 30 Strategy seeks to achieve its objective by investing in 30 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM. The 30 stocks are selected each Stock Selection Date by the Sub-Adviser, Mellon Capital Management, based on certain positive financial attributes. Value Line(R) ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line's #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line(R). Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

     Companies which as of the Stock Selection Date, Value Line has announced will be removed from Value Line's #1 ranking for TimelinessTM , will also be removed from the universe of securities from which the Value Line 30 Strategy stocks are selected.

     The 30 stocks are chosen on each Stock Selection Date as follows:

     o Starting with the 100 stocks that Value Line(R) gives its #1 ranking for Timeliness(TM), the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1 billion on or about December 31, 2006, are removed from consideration (the minimum market capitalization is adjusted each Stock Selection Date by the annual return of the S&P(R)
          500);

     o Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 70 stocks with the highest ratio of cash flow per share to stock price are selected; and

     o From the selected companies, the Sub-Adviser selects the 30 common stocks with the highest six-month price appreciation.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each "Stock Selection Date." These securities will be adjusted on a proportional basis to accommodate this constraint.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o COMPANY RISK. Because the Fund invests in U.S. and foreign traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o LIMITED MANAGEMENT. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high Dividend Yields relative to others common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

          Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.

     o FOREIGN INVESTING RISK. Because the Fund invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates which may reduce the U.S. dollar value because of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of the companies in which the Fund may invest are small capitalization company stocks. Such companies are likely to have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o CONCENTRATION RISK. For the Nasdaq(R) and Value Line(R) Strategies, securities held by the Strategies may be issued by companies concentrated in a particular industry, including technology. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated.

     o LICENSE TERMINATION RISK. The Fund relies on licenses from third parties to the Fund that permit the use of the intellectual property of such parties in connection with certain investment strategies of the Fund. Such licenses may be terminated by the licensors, and as a result the Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated, the Fund may have to change the investment strategy.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.20%                0.20%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                     CLASS A            CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $934              $612
--------------------------------------------------------------- ----------------- -----------------



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $934              $612
--------------------------------------------------------------- ----------------- -----------------



(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including the affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in other money market instruments and cash.

The performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective VIP Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, San Francisco, California 94105. Mellon Capital is a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research ("AIMR"), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute, formerly the Association for Investment Management and Research ("AIMR"), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE S&P 4 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective S&P 4 Fund ("Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of companies included in the S&P 500 selected through a blend of four distinct strategies.

Each strategy is run independently and results in the recommendation of 30 companies per strategy. However, the blended portfolio will not necessarily contain 120 stocks due to the potential for stock overlap. The Fund seeks to achieve its objective by making initial allocations of its assets to the following four strategies as determined by Standard & Poor's Investment Advisory Services LLC ("SPIAS") on each Stock Selection Date:

     o    25% in the S&P Competitive Advantage Strategy*; and
     o    25% in the S&P Dividend Growth & Income Strategy*; and
     o    25% in the S&P Intrinsic Value Strategy*; and
     o    25% in the S&P Total Yield Strategy*.

* Each of these strategies is described below.

The Fund expects to invest in the securities determined by each of the above strategies with an approximately equal amount invested pursuant to each strategy.

The initial Stock Selection Date will be on or about December 27, 2007. The next Stock Selection Date is expected to be on or about March 1, 2009. Thereafter, the Stock Selection Date will be 13 months after the prior Stock Selection Date. The securities for each strategy are selected only once every 13 months on each Stock Selection Date. SPIAS generally uses a buy and hold strategy, recommending trades only around each Stock Selection Date, when cash flow activity occurs, and for dividend reinvestment. SPIAS may also recommend trades for mergers if the original stock is not the surviving company.

Between Stock Selection Dates, when cash inflows and outflows require, theMellon Capital Management Corporation ("Mellon Capital") makes new purchases and sales of common stocks of the four specialized strategies in approximately the same proportion that such stocks are then held in the Fund.

The securities which comprise the above strategies are selected as follows:

THE S&P COMPETITIVE ADVANTAGE STRATEGY:

     PRINCIPAL INVESTMENT STRATEGIES. The strategy seeks to achieve its objective by selecting the common stock of 30 companies included in the S&P 500 that are, in the opinion of SPIAS, profitable, predominantly higher-quality, and larger capitalization companies. In selecting the companies, SPIAS looks for companies, determined by the criteria below, which are in the top decile by return on invested capital with the lowest market-to-book multiples.

     The 30 companies, which must all be included in the S&P 500, are selected each Stock Selection Date and are chosen as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS excludes stocks with a S&P Quality Rank of B- or lower; and then,

     o SPIAS selects a portfolio of 30 stocks which are in the top decile by return on invested capital and which have the lowest market-to-book multiples.

THE S&P DIVIDEND INCOME & GROWTH STRATEGY:

     PRINCIPAL INVESTMENT STRATEGIES. The strategy seeks to achieve its objective by selecting the common stock of the 30 companies, determined by the criteria below, that have the highest indicated annual dividend yields
("Dividend Yield") within their sector. The three stocks with the highest Dividend Yield, determined by the criteria below, are selected from each of 10 economic sectors in the S&P 500. The 30 companies, which must all be included in the S&P 500, are selected each Stock Selection Date and are chosen as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with an S&P Quality Rank of B+ or better and an S&P Credit Rating of BBB+ or better. If a total of three stocks do not pass the screens in a particular sector, the S&P Credit Rating hurdle will be lowered until a total of 3 stocks qualify; and then

     o SPIAS selects from each of ten economic sectors in the S&P 500 the three stocks with the highest Dividend Yield.

THE S&P INTRINSIC VALUE STRATEGY:

     PRINCIPAL INVESTMENT STRATEGIES. The strategy seeks to achieve its objective by selecting the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of SPIAS, larger, predominantly higher-quality companies with strong free cash flows and low external financing needs

     The 30 companies, which must all be included in the S&P 500, are selected each Stock Selection Date and are chosen as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with a S&P Quality Rank of B or better and a S&P Credit Rating of BB- or better; and then

     o    SPIAS   selects  a  portfolio  of  30  stocks  that  it  believes  are characterized by a favorable combination of high free cash flow yield and low external financing.

THE S&P TOTAL YIELD STRATEGY:

     PRINCIPAL INVESTMENT STRATEGIES. The strategy seeks to achieve its objective by selecting the common stock of the 30 companies determined by the criteria below, that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders). SPIAS seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

     The 30 companies, which must all be included in the S&P 500, are selected each Stock Selection Date and are chosen as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with a S&P Quality Rank of B or better; and then

     o    SPIAS  selects the 30 stocks with the  highest  S&P Total  Yield.  S&P
          Total Yield is defined by taking the sum of the cash dividend, net cash used for stock repurchases and net cash used to retire debt divided by the company's market capitalization.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o COMPANY RISK. Because the Fund invests in U.S. traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with their principal investment strategies.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 120 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 120 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risks exist when particular investments are difficult to purchase or sell. The Fund's investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o INDUSTRY CONCENTRATION RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.15%                0.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.30%                2.05%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.30% for Class A and 2.05% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                     CLASS A            CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $700              $308
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $963              $643
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $700              $208
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $963              $643
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

To effectively manage cash inflows and outflows, the Fund will maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in money market instruments.

THE SUB-ADVISER. The Fund engages co-Sub-Advisers. SPIAS serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Capital serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of financial market intelligence, including independent credit ratings, indices, risk evaluation, investment research and data. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

Massimo Santicchia holds the primary responsibility for the development of the stock recommendations for the funds. Massimo Santicchia has been a Director with SPIAS since April 2005 with responsibility for the design, construction and management of quantitatively oriented portfolio strategies. Mr. Santicchia joined Standard & Poor's in 2000 as a Portfolio Analyst and Strategist with Portfolio Advisors. In 2001 he then joined the Equity Research team where he covered mid and small cap stocks. During his tenure in Equity Research, he was promoted to Senior Investment Officer.

Mellon Capital is located at 50 Fremont Street, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of The Bank of New York Mellon Corp., a publicly traded financial and bank holding company.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown has been a manager since the inception of the Fund. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager since the inception of the Fund. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Fund's Annual Report dated October 31, 2007.

JACKSON PERSPECTIVE MONEY MARKET FUND


INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Money Market Fund ("Perspective Money Market Fund") is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Perspective Money Market Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or fewer. The Perspective Money Market Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:


     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Perspective Money Market Fund does not apply to the market value of such security or to shares of the Perspective Money Market Fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.


You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Perspective Money Market Fund's overall weighted average maturity. The overall weighted average maturity of the Perspective Money Market Fund's investments is 90 days or fewer.


The Sub-Adviser manages the Perspective Money Market Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Perspective Money Market Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE PERSPECTIVE MONEY MARKET FUND. An investment in the Perspective Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Perspective Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Perspective Money Market Fund. While the Perspective Money Market Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Perspective Money Market Fund itself. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Perspective Money Market Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Perspective Money Market Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Perspective Money Market Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.


     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Perspective Money Market Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as, factors affecting the financial stability of borrowers. The bank securities in which the Perspective Money Market Fund may invest typically are not insured by the Federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Perspective Money Market Fund paid for it.


In addition, the performance of the Perspective Money Market Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Perspective Money Market Fund.


PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.


An investment in the Perspective Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Perspective Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Perspective Money Market Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective Money Market Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------------------------------------------- ---------------
Maximum Front-End Sales Charge (as a percentage of offering price)                       None
---------------------------------------------------------------------------------------- ---------------
---------------------------------------------------------------------------------------- ---------------
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or           None*
redemption price, whichever is less)
---------------------------------------------------------------------------------------- ---------------

* If you exchange your shares of another fund of the JNL Investors Series Trust for shares in the Jackson Perspective Money Market Fund the CDSC will stop aging until the shares are exchanged into another Fund. If you redeem the shares, a CDSC would be charged as follows:

--------------------------------------------- ----------- -----------
COMPLETED YEARS SINCE PURCHASE OF SHARES          0           1+
--------------------------------------------- ----------- -----------
--------------------------------------------- ----------- -----------
Applicable Charge                                 1%          0%
(% OF LESSER OF THE VALUE AND THE ORIGINAL
COST OF SHARES REDEEMED)
--------------------------------------------- ----------- -----------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------ -------------------
                                                                   CLASS A
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Management Fee/Administrative Fee                                    0.50%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Rule 12b-1 Fee                                                       0.25%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Other Expenses (1)                                                   0.75%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Total Annual Fund Operating Expenses (2)                             1.50%
------------------------------------------------------------ -------------------

(1) Other Expenses are based on estimated amounts for the current fiscal year.


(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Perspective Money Market Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 0.85%. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Perspective Money Market Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) 5% annual return each year; (2) all dividends and distributions are reinvested; and (3) the Perspective Money Market Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH PERIOD)               CLASS A
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                             $153
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                            $474
--------------------------------------------------------------------------- --------------------

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF EACH PERIOD)        CLASS A
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                             $153
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                            $474
--------------------------------------------------------------------------- --------------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE PERSPECTIVE MONEY MARKET FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Perspective Money Market Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Perspective Money Market Fund's policies and procedures with respect to the disclosure of the Perspective Money Market Fund's portfolio securities is available (i) in the Perspective Money Market Fund's SAI, and (ii) on the Perspective Money Market Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).


THE SUB-ADVISER. The Sub-Adviser to the Perspective Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of August 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Perspective Money Market Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.


PRINCIPAL INVESTMENT STRATEGIES. The JNL Money Market Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or fewer. The JNL Money Market Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:


     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the JNL Money Market Fund does not apply to the market value of such security or to shares of the JNL Money Market Fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.


You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the JNL Money Market Fund's overall weighted average maturity. The overall weighted average maturity of the JNL Money Market Fund's investments is 90 days or fewer.


The Sub-Adviser manages the JNL Money Market Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The JNL Money Market Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE JNL MONEY MARKET FUND. An investment in the JNL Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the JNL Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the JNL Money Market Fund. While the JNL Money Market Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the JNL Money Market Fund itself. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the JNL Money Market Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.


     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the JNL Money Market Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as, factors affecting the financial stability of borrowers. The bank securities in which the JNL Money Market Fund may invest typically are not insured by the Federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the JNL Money Market Fund paid for it.


In addition, the performance of the JNL Money Market Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the JNL Money Market Fund.


[TO BE UPDATED BY AMENDMENT]
PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

An investment in the JNL Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the JNL Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the JNL Money Market Fund.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

4.93%
-----
2006

In the periods shown in the chart, the Fund's highest quarterly return was 1.29% (4th quarter of 2006) and its lowest quarterly return was 1.07% (1st quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- --------------------- --------------------
                                                                             1 year            Life of Fund*
----------------------------------------------------------------------- --------------------- --------------------
JNL Money Market Fund                                                        4.93%                 4.80%
Merrill Lynch Treasury Bill Index (0-3 months)                               4.81%                 4.67%
----------------------------------------------------------------------- --------------------- --------------------


The 7-day yield of the Fund on December 31, 2006,  was 5.13%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on November 1, 2005.


FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the JNL Money Market Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Maximum Front-End Sales Charge (as a percentage of                   None
offering price)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Maximum Contingent Deferred Sales Charge (as a percentage            None
of purchase price or redemption price, whichever is less)
------------------------------------------------------------ -------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------- ------------------
------------------------------------------------------------- ------------------
Management Fee/Administrative Fee                                    0.20%
------------------------------------------------------------- ------------------
------------------------------------------------------------- ------------------
Rule 12b-1 Fee                                                       0.00%
------------------------------------------------------------- ------------------
------------------------------------------------------------- ------------------
Other Expenses                                                       0.02%
------------------------------------------------------------- ------------------
------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                 0.22%
------------------------------------------------------------- ------------------


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the JNL Money Market Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) 5% annual return each year; (2) all dividends and distributions are reinvested; and (3) the JNL Money Market Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH PERIOD)
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $23
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                             $71
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 years                                                                            $124
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                           $281
--------------------------------------------------------------------------- --------------------

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF EACH PERIOD)
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $23
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                             $71
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 years                                                                            $124
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                           $281
--------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE JNL MONEY MARKET FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the JNL Money Market Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the JNL Money Market Fund's policies and procedures with respect to the disclosure of the JNL Money Market Fund's portfolio securities is available (i) in the JNL Money Market Fund's SAI, and
(ii) by calling JNL Investors Series Trust Service Center at 1-800-392-2909.


THE SUB-ADVISER. The Sub-Adviser to the JNL Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of August 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the JNL Money Market Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is in the JNL Money Market Fund's Semi-Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Core Equity Fund ("Fund") is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $2 billion or greater.

In managing the Fund, the Sub-Adviser generally employes a "core value" strategy whereby, under normal market conditions, approximately 60% of the account is managed with an active bottom-up "value" style and the balance of the portfolio is generally managed in a benchmark-aware "completion" style. In connection with the value component, the Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. The completion component consists of approximately 45-55 stocks and both quantitative and qualitative methods are used to facilitate both the benchmark aware style and the active overlay. The Sub-Adviser employes a risk modeling system in managing the benchmark aware and quantitative element of the portfolio, and analyzes the stocks in the portfolio and weights them relative to the weightings of the benchmark based on their valuations and fundamentals.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE


---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a              5.75%%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.25%                0.25%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.40%                2.15%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 2.15% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2008; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A           CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $709              $318
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $993              $673
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $709              $218
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $993              $673
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Core Equity Fund is is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago,
Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $72 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $8.3 billion in assets, including approximately $ 4 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-eight years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-three years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-two years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated October 31, 2007.

JACKSON PERSPECTIVE LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Large Cap Value Fund ("Fund") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $2 billion or greater.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in the equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.25%                0.25%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.40%                2.15%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.40% for Class A and 2.15% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2008; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A           CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $709              $318
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $993              $673
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF
EACH PERIOD)                                                        CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $709              $218
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $993              $673
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Large Cap Value Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago,
Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $8.3 billion in assets, including approximately $4 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated October 31, 2007.

JACKSON PERSPECTIVE MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Mid Cap Value Fund ("Fund") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index at the time of the initial purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap Index is currently between $1.297 billion and $21.722 billion. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

The Sub-Adviser typically selects companies whose stocks are under priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.95%                0.95%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.30%                0.30%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.50%                2.25%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.50% for Class A and 2.25% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2008; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A           CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $719              $328
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,022              $703
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $719              $228
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,022              $703
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Mid Cap Value Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago,
Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $8.3 billion in assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated October 31, 2007.

JACKSON PERSPECTIVE SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Small Cap Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of domestic, small-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in U.S. companies with market capitalizations less than $5.0 billion at the time of initial purchase and which the Sub-Adviser believes are undervalued relative to the value of those issuers that have similar market capitalizations. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

The Sub-Adviser typically selects companies whose stocks are under priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                              CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.00%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.35%                0.35%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.60%                2.35%
----------------------------------------------------- --------------------- ---------------------



(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.60% for Class A and 2.35% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2008; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                     CLASS A            CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $728              $338
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,051              $733
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                     CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $728              $238
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,051              $733
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Small Cap Value Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago,
Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $8.3 billion in assets, including approximately $ 200 million in small cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated October 31, 2007.

JACKSON PERSPECTIVE ASIAN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Asian Bond Fund ("Fund") is to maximize total returns.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting primarily of fixed income debt securities issued by Asian entities or their subsidiaries. The Fund primarily consists of securities denominated in the various Asian currencies and aims to maximize total returns through investing in fixed income or debt securities that are rated as well as unrated.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund may invest in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o INDUSTRY CONCENTRATION RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                             CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.15%                0.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.30%                2.05%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.30% for Class A and 2.05% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                     CLASS A            CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $700              $308
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $963              $643
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $700              $208
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $963              $643
--------------------------------------------------------------- ----------------- -----------------



(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

EQUITY SECURITIES. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Asian Bond Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Ooi Boon Peng, CIO, Fixed Income, has 20 years of experience in investment and foreign reserves management. He is currently responsible for the Asian Fixed Income Team which manages US$5.7 billion of Pan-Asian and country-specific fixed income portfolios. Boon Peng was previously the CIO & Executive Director, Alternative Investment, at UOB Asset Management where he was responsible for the business and investment management of US$7.5 billon of CDO assets under management. Before joining UOB AM, Mr Ooi was the Head of Fixed Income at Fullerton Fund Management Company (a member of Temasek Holdings) from July 2003 to September 2005. There, he oversaw the management of Temasek Holding's fixed income investments in developed and emerging bond markets. Mr Ooi had spent over 15 years of his career with the Monetary Authority of Singapore (MAS) where he worked in various areas of the Reserves Management Department, including seven years managing funds out of the MAS New York Office.

Low Guan Yi, Associate Director, Fixed Income, has 7 years of investment experience in Asian fixed income. She is currently responsible for the pan-Asian local currency bond portfolios and the Singapore and Philippines country funds. Prior to joining, she helped to launch and manage an Asian local currency fund at Bank Pictet et Cie Asia Ltd. Before that, she was managing Asian local currency and credit portfolios at Fullerton Fund Management Company (a member of Temasek Holdings), and at Standard Chartered Bank Singapore. Guan Yi holds a Bachelor of Business from Nanyang Technological University, Singapore and is a Chartered Financial Analyst (2001).


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE ASIA EX-JAPAN FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Asia ex-Japan Fund ("Fund") is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by maximizing long-term total return by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity and equity-related securities of companies, which are listed, incorporated, or have their area of primary activity in the Asia Pacific ex-Japan region. The Asia Pacific ex-Japan region includes, but is not limited to, the following countries: Korea; Taiwan; Hong Kong; Philippines; Thailand; Malaysia; Singapore; Indonesia; People's Republic of China; India; Pakistan; Vietnam; Australia; and New Zealand. The Fund may also invest in depository receipts (including American Depository Recipts (ADRs) and Global
Depository Receipts (GDRs)), debt securities convertible into common shares, preference shares, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          Because the Fund may invest in convertible fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.10%                1.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.35%                0.35%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.70%                2.45%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.70% for Class A and 2.45% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A          CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $738              $348
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,080              $764
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $738              $248
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,080              $764
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Asia ex-Japan Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Kannan Venkataramani is Regional Portfolio Manager managing a wide range of regional products for retail and institutional client. Kannan joined Prudential Asset Management (PAM) in 2002 in Hong Kong where he covered India, Indonesia, Philippines and Taiwan and also managed a several country focussed and regional portfolios. In February 2007, Kannan joined Prudential Asset Management (PAM) in Singapore. Previously, Kannan was a Portfolio Manager at ICICI Prudential Asset Management focusing on of the Indian Equity market. Kannan has over 12 years of investment experience. Kannan has a MBA (post graduate Diploma in Management) from the prestigious Indian Institute of Management, Ahmedabad, India and a degree in Electronic and Communication Engineering from Anna University India. He is also a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE ASIAN INFRASTRUCTURE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Asian Infrastructure Fund ("Fund") is to maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in equity and equity-related securities of corporations deriving substantial revenue from, or whose subsidiaries, related or associated corporations are engaged in, infrastructure or related business and are incorporated in, or listed in, or operating principally from the Asia ex-Japan region.

The Fund may also invest in depository  receipts including  American  Depository
Receipts  (ADRs)  and  Global  Depository   Receipts  (GDRs),   debt  securities
convertible into common shares, preference shares, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INDUSTRY CONCENTRATION RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o EMERGING MARKETS RISK. The Fund may invest its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.10%                1.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.45%                0.45%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.80%                2.55%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.80% for Class A and 2.55% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A           CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $747              $358
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,109              $794
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $747              $258
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,109              $794
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Asian Infrastructure Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Kannan Venkataramani is Regional Portfolio Manager managing a wide range of regional products for retail and institutional client. Kannan joined Prudential Asset Management (PAM) in 2002 in Hong Kong where he covered India, Indonesia, Philippines and Taiwan and also managed a several country focussed and regional portfolios. In February 2007, Kannan joined Prudential Asset Management (PAM) in Singapore. Previously, Kannan was a Portfolio Manager at ICICI Prudential Asset Management focusing on of the Indian Equity market. Kannan has over 12 years of investment experience. Kannan has a MBA (post graduate Diploma in Management) from the prestigious Indian Institute of Management, Ahmedabad, India and a degree in Electronic and Communication Engineering from Anna University India. He is also a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE CHINA-INDIA FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective China-India Fund ("Fund") is to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in equity and equity-related instruments of corporations, which are incorporated in, or listed in, or operating principally from, or carrying on significant business in, or derive substantial revenue from, or whose subsidiaries, related or associated corporations derive substantial revenue from the People's Republic of China and India.

The investments of the Fund include, but are not limited to, listed securities in the regulated market, which operates regularly and is recognized, depository receipts (including American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)), debt securities convertible into common shares, preference shares, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          Because the Fund may invest in convertible fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o COUNTRY SPECIFIC RISKS. Because the Fund will primarily invest in equity and equity-related securities in the People's Republic of China and India, the Fund will be exposed to market, currency, and other risks related to specifically to the economies of China and India. Both countries' markets are subject to volatility and structural risks. There can be no guarantee that government reforms and the move to capitalism will positively impact the economies of either country. China and India are developing countries, and stable economic growth may be hampered by a number of factors, including, but not limited, to burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, and social instability. These risks will have a corresponding affect on securities in which the Fund invests, and the Fund may experience volatility related to its concentration in China and India.

     o EMERGING MARKETS RISK. The Fund will generally invest a significant portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.15%                1.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.60%                0.60%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       2.00%                2.75%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 2.00% for Class A and 2.75% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A           CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $766              $378
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,166              $853
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $766              $278
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,166              $853
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective China-India Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

DR Rao, CFA (Investment Director) specializes in India equities. In June 2005, Mr Rao joined the Hong Kong Affiliate of PAM Singapore as Portfolio Manager. In February 2007, Mr. Rao became an Investment Director for PAM Singpore. From August 2002 until June 2005, he was at the Abu Dhabi Investment Authority as an Analyst from August 2002 through June 2003 and as a Senior Analyst from June 2003 through June 2005 managing Indian equities portfolio. He has over 11 years of investment experience. Mr Rao holds a Post Graduate Diploma in Management (MBA equivalent) from the Indian Institute of Management, Calcutta, India and graduated from Osmania University, Hyderabad, India with a Bachelor of Electrical Engineering degree. He is also a Chartered Financial Analyst (CFA) Charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE EMERGING ASIA FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Emerging Asia Fund ("Fund") is to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in equity and equity-related securities of companies, which are listed, incorporated, or have their area of primary activity in Asian emergining market contries in Asia Pacific ex Japan region. For Fund purposes, the Asia Pacific ex-Japan region includes but is not limited to the following countries: Philippines, Thailand, Malaysia, Indonesia, People's Republic of China, India, Pakistan, and Vietnam.

The Fund may also invest in depository  receipts  [including American Depository
Receipts  (ADRs)  and  Global   Depository   Receipts  (GDRs)]  debt  securities
convertible into common shares, preference shares and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKETS RISK. The Fund will invest most of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INDUSTRY CONCENTRATION RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.15%                1.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.60%                0.60%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       2.00%                2.75%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 2.00% for Class A and 2.75% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                       CLASS A         CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $766              $378
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,166              $853
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $766              $278
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,166              $853
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Emerging Asia Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Kannan Venkataramani is Regional Portfolio Manager managing a wide range of regional products for retail and institutional client. Kannan joined Prudential Asset Management (PAM) in 2002 in Hong Kong where he covered India, Indonesia, Philippines and Taiwan and also managed a several country focussed and regional portfolios. In February 2007, Kannan joined Prudential Asset Management (PAM) in Singapore. Previously, Kannan was a Portfolio Manager at ICICI Prudential Asset Management focusing on of the Indian Equity market. Kannan has over 12 years of investment experience. Kannan has a MBA (post graduate Diploma in Management) from the prestigious Indian Institute of Management, Ahmedabad, India and a degree in Electronic and Communication Engineering from Anna University India. He is also a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE JAPAN FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Japan Fund ("Fund") is to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund aims to generate positive long-term capital growth through an aggressively managed portfolio of equities, equity-related securities, bonds and currencies. The Fund will invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in securities of companies which are incorporated, listed in or have their area of primary activity in Japan.

The Fund may also invest in depository receipts (including American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)), convertible bonds, preference shares, warrants and fixed income securities issued by Japan entities.

The Fund may invest up to 20% of its assets in securities outside of Japan.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          Because the Fund may invest in convertible fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

          The Fund will invest the majority of its investments in Japan. Stocks of issuers in Japan are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that country specifically. Therefore, its share values may fluctuate in response to events affecting that country.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o INDUSTRY CONCENTRATION RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.10%                1.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.30%                0.30%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.65%                2.40%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.65% for Class A and 2.40% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A          CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $733              $343
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,065              $748
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $733              $243
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,065              $748
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Japan Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Dean Cashman (Investment Director, Japan Equities) is responsible for Japan equity funds. He joined the Hong Kong Affiliate of PAM Singapore as a fund manager in 2004. Mr. Cashman previously worked for BT Fund Managers (Sydney) as the Head of Japanese equities from 1998 until 2004. He was appointed Head of Japanese Equities for BT Fund Managers (Sydney) in 1996. Mr. Cashman has 18 years' investment experience. He holds a degree in Bachelor of Economics from University of Queensland, Australia.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

JACKSON PERSPECTIVE ASIAN REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Asian Real Estate Fund is to maximize income and long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in listed closed-ended Real Estate Investment Trusts ("REITs") and property related securities of companies, which are incorporated, listed in or have their area of primary activity in the Asia Pacific region including Japan, Australia, and New Zealand.

The Fund may also invest in depository  receipts including  American  Depository
Receipts  (ADRs)  and  Global  Depository   Receipts  (GDRs),   debt  securities
convertible into common shares, preference shares, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organised exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalisation companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

          The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     o INDUSTRY CONCENTRATION RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o INVESTMENT IN IPOS. The Fund may participate in the IPO market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.10%                1.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.45%                0.45%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.80%                2.55%
----------------------------------------------------- --------------------- ---------------------


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2008 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.80% for Class A and 2.55% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2008. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE                      CLASS A           CLASS C
END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $747              $358
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,109              $794
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES                      CLASS A           CLASS C
AT THE END OF EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $747              $258
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,109              $794
--------------------------------------------------------------- ----------------- -----------------


(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Asian Real Estate Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Chow Wing Kin, (Investment Director) joined PAM Singapore in 1999 and specializes in Singapore equities. Before joining PAM Singapore, Mr Chow was an investment analyst at The Insurance Corporation of Singapore from 1996 to 1999. He graduated with a degree in Bachelor in Business from the Nanyang Technological University, Singapore in 1996. He is also a Chartered Financial Analyst (CFA) Charter holder since 1999.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Annual Report for the fiscal year ended October 31, 2007.

          MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

INVESTMENT OBJECTIVES. The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust, without shareholder approval.

DESCRIPTION OF INDICES. The portfolios of certain of the Funds consist of the common stocks of companies included in various indices. Except as previously described, the publishers of the indices have not granted the Funds or the investment adviser a license to use their respective indices. Except as previously described, none of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of any of the Funds or in the selection of stocks that are purchased or sold for the Funds. A description of certain of the indices is provided below:

THE DOW JONES INDUSTRIAL AVERAGE. The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of U.S. industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

THE FINANCIAL TIMES ORDINARY INDEX. The FT30 Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

THE HANG SENG INDEX. The Hang Seng Index presently consists of 33 stocks of the largest companies currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

THE STANDARD & POOR'S 500 INDEX. Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value.

THE NASDAQ-100 INDEX. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.

VALUE LINE INDEX(R). The Value Line Index(R) is an equal-weighted stock index containing 1,700 companies from the New York Stock Exchange, American Stock Exchange, NASDAQ and over-the-counter market. Of these 1,700 stocks, only 100 are given their #1 ranking for TimelinessTM, which measures Value Line's view of their probable price performance during the next six to 12 months relative to others. Value Line(R) bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM has managed mutual funds since 1995 and as of October 31, 2006 managed approximately $24 billion for the Trust and other investment companies. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Trust's Annual Report dated October 31, 2006. A discussion regarding the Board of Trustees' basis for approving the advisory agreement is in the JNL Money Market Fund's Semi-Annual Report for the fiscal period ended April 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Fund accrued daily and payable monthly. The fee the Adviser receives from the Funds is set forth below as an annual percentage of the net assets of the Funds.


---------------------------------------------------- ---------------------------------- ----------------------------
FUND                                                 ASSETS                                            ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                        ON AVERAGE DAILY NET ASSETS
                                                                                                      OF THE FUNDS)
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective 5 Fund                           $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Index 5 Fund                     $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective 10 x 10 Fund                     All Assets                                                  0%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Optimized 5 Fund                 $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Money Market Fund                $0 to $500 million                                       0.40%
                                                     Over $500 million                                        0.35%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective S&P 4 Fund                       $0 to $500 million                                       0.80%
                                                     Over $500 million                                        0.75%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective VIP Fund                         $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
JNL Money Market Fund                                $0 to $750 million                                       0.20%
                                                     Over $750 million                                        0.18%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Core Equity Fund                 $0 to $500 million                                       0.80%
                                                     Over $500 million                                        0.75%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Large Cap Value Fund             $0 to $500 million                                       0.80%
                                                     Over $500 million                                        0.75%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Mid Cap Value Fund               $0 to $500 million                                       0.85%
                                                     Over $500 million                                        0.80%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Small Cap Value Fund             $0 to $500 million                                       0.90%
                                                     Over $500 million                                        0.85%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective China-India Fund                 $0 to $500 million                                       1.05%
                                                     Over $500 million                                        1.00%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Asian Real Estate Fund           $0 to $500 million                                       1.00%
                                                     Over $500 million                                        0.95%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Emerging Asia Fund               $0 to $500 million                                       1.05%
                                                     Over $500 million                                        1.00%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Japan Fund                       $0 to $500 million                                       1.00%
                                                     Over $500 million                                        0.95%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Asia ex-Japan Fund               $0 to $500 million                                       1.00%
                                                     Over $500 million                                        0.95%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Asian Bond Fund                  $0 to $500 million                                       0.80%
                                                     Over $500 million                                        0.75%
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Asian Infrastructure Fund        $0 to $500 million                                       1.00%
                                                     Over $500 million                                        0.95%
---------------------------------------------------- ---------------------------------- ----------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors the compliance of the Sub-Advisers with the investment objectives and related policies of the Funds and reviews the performance of the Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each Sub-Advisory Agreement with the Adviser, the Sub-Advisers manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust. The Sub-Advisers formulate a continuous investment program for the Funds consistent with its investment objectives and policies outlined in this Prospectus. The Sub-Advisers implement such program by purchases and sales of securities. The Sub-Advisers regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such program.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser, stated as an annual percentage of the net assets of the Funds. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fees it receives from the Funds.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The exemption order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Shareholder approval would be required where the Sub-Adviser is an affiliate of the Adviser. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will be sent information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time. At a shareholder meeting of the Trust held on July 11, 2005, the shareholders of the JNL Money Market Fund approved this multi-manager structure.

ADMINISTRATIVE FEE


JNAM also serves as the "Administrator" to the Funds. In addition to the investment advisory fee, each Fund (except the Jackson Perspective 10 x 10 Fund and JNL Money Market Fund) pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund's Class A and C shares. In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the separate Funds. In accordance with the Administration Agreement, JNAM is also responsible for payment of expenses related to legal, a portion of the Chief Compliance Officer costs, and certain other operating costs. Each Fund is responsible for all other operating expenses, including but not limited to transfer agent services (categorized as "Other Expenses" in the fee tables). Pursuant to Board approval, the Funds will also pay for transfer agent type services provided by third parties.

                        HOW SHARE PRICES ARE CALCULATED

Each Fund is divided into shares. The price of a Fund's shares is called its net asset value ("NAV") per share. It is calculated by taking the total value of a Fund's assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a Fund's assets is based on the total market value of all of the securities it holds. The assets of Jackson Perspective 10 x 10 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs at the time of computation.

The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. When you buy shares, you pay the NAV per share plus any applicable sales charge on Class A shares. When you sell shares, you receive the NAV per share minus any applicable CDSC on Class C shares and certain Class A purchases. The Perspective Money Market Fund does not charge a sales charge. However, if you exchange your shares to another Fund of the Jackson Funds, you may be subject to a sales charge of that Fund. For any transaction, we will use the next NAV calculated after the Funds or its designee receives a request to buy, sell or exchange shares.

Each Fund's NAV per share is normally calculated once a day, every day the New York Stock Exchange ("NYSE") is open. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern time, although it occasionally closes earlier. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed as well as Federal holidays. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board review, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to review by the Trustees, to determine the "fair value" of such foreign securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

                            INVESTING IN FUND SHARES

You can invest in the Funds through your registered representative, who can help you buy, sell, and exchange shares and maintain your account. They may charge for their services. The Funds can be used in a variety of retirement plans, including individual retirement accounts ("IRAs"), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, other qualified retirement plans, such as Individual 401k plans ("Ezks") and Coverdell Education Savings Accounts ("ESA").

                               OPENING AN ACCOUNT

To open an account, you must make a minimum initial investment of $1,000 for non-qualified and qualified plans for each Fund and complete an Account Application, making sure to include your registered representative's name. We may return applications that do not have a registered representative listed. Make your check payable to Jackson Funds and mail it with the application to:

         JACKSON FUNDS
         c/o PFPC Inc.
         P.O. Box 9691
         Providence, RI  02940-9691

         Or Overnight Mail:
         JACKSON FUNDS
         c/o PFPC Inc.
         101 Sabin Street
         Pawtucket, RI  02860.

To add to your  account,  send at least  $500 for  each  additional  investment.
Complete the ADD TO YOUR ACCOUNT form included with your quarterly account statement or submit a letter of instruction indicating your desired investment allocation. Make your check payable to Jackson Funds and remember to provide your account number and investment allocation with your check.

Purchases in Class C in excess of $500,000 are not permitted. Further, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $500,000 breakpoint. These requests will either be accepted and processed as requests to buy Class A shares or declined. Please see the heading "Ways You Can Avoid Or Minimize Sales Charges (Breakpoints and Waivers)" immediately following the Dealer Compensation information.

Foreign investors are not allowed.

The   minimum   and   maximum   amounts   may  be  waived  by  the  Funds  in  a
non-discriminatory manner.

Acceptable forms of investments are:

     o First party checks from your domestic bank and deposited into your account on which the account holder title is identical to the name on the check;
     o Checks from a joint checking account can be deposited into a brokerage account with either person's name that is on the joint checking account, however, the check must reference the complete name of the person in whose account the money is being deposited and account number in the "memo" portion of the check;
     o Cashier's checks for more than $10,000. A cashier's check over $10,000 is reportable to the IRS; and
     o Wire transfers that originate in U.S. banks or other U.S. financial institutions.

The Funds will not accept investments in the following forms:

     o Checks on which the name of the checking account and the brokerage account do not match, and the beneficiary is not listed or does not match the account holder's name;
     o    Third-party checks - checks with double endorsements;
     o Cash, traveler's checks, non-guaranteed cashier's checks and money orders;
     o    Checks from foreign banks and checks drawn from a foreign currency;
     o Second party checks from a domestic bank from another party's account for the benefit of you;
     o    Offical Checks;
     o Cashier's checks under $10,000. Cashier's checks under $10,000 are not reportable to the IRS, unless the deposit is for a qualified account;
     o Checks drawn against a line of credit (such as credit cards or home equity loans);
     o    Checks made payable to "Cash";
     o    Starter checks; and
     o    Credit cards.

All unacceptable forms of investments will be returned. We reserve the right to reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase will be canceled and you will be liable for any losses and fees incurred by the Funds or its transfer agent.

ACCOUNTS SUCH AS TRADITIONAL OR ROTH IRAS AND ESAS HAVE CONTRIBUTION LIMITS THAT SHOULD NOT BE EXCEEDED. IF YOUR ACCOUNT IS A SIMPLE IRA, SEP IRA, OR SARSEP, OR IF YOUR ACCOUNT IS OWNED BY A QUALIFIED PLAN, OR IS AN INDIVIDUAL 401(K) ACCOUNT, CONTRIBUTION LIMITS WILL ALSO APPLY AND CONTRIBUTIONS BY PERSONAL CHECK MAY NOT BE APPROPRIATE. CONSULT YOUR TAX ADVISER FOR ADDITIONAL INFORMATION.

WIRED FUNDS - To open your account using wired monies, complete the Account Application, send it to the Funds, and call 1-888-276-0061 to obtain your new account number. Once the account is established, you can instruct your bank to wire the money in care of:

         PNC Bank, N.A.
         Philadelphia, PA
         ABA #: 031000053
         FFC To:  8611725111 Jackson Funds
         Attn:  Control Department
         FBO:  Shareholder Name and Account Number

Monies must be received by 4 pm EST.

Wires are considered to be in good order if received by the Fund before 4:00 p.m. EST with a valid account number. If you would like to make your initial purchase by wire, your application must be received in good order and the new account established before the wire will be accepted.

ELECTRONIC FUNDS TRANSFER ("EFT") - To transfer money from your bank account to your account using EFT, call 1-888-276-0061 and provide the fund name and share class, your Jackson Funds account number, the name(s) in which the account is registered and the amount of the transfer. To set up EFT, complete the Your Bank Account section on the Account Application. If EFT is established after account set-up, complete the Account Maintenance form, which will require a medallion signature guarantee. EFT may take up to ten (10) calendar days from receipt of request to become active.

AUTOMATIC INVESTMENT PLAN ("AIP") - You may makequarterly, semi-annually, annually, or up to four times a month systematic investments through a preauthorized transfer from your bank or other financial institution to your account ($50 minimum per fund, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 10 calendar days to establish and become active. If a start date is not provided, or occurs during the 10 day set-up period, systematic investments will begin one month from the date the program is set up. If the AIP date falls on a weekend or a holiday, the default day will be the next business day. A shareholder may have only one AIP on an account but may have up to four dates within a given month.

SECURITY AND SHAREHOLDER PROTECTION - To help fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person's name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Funds may report certain transaction activity to the U.S. government. When you open an account, you must provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver's license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.

Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

SALES CHARGES MAY APPLY TO ALL INVESTMENTS. THE FUNDS RESERVE THE RIGHT TO WAIVE MINIMUM INVESTMENT AMOUNTS, INCLUDING FOR CERTAIN TYPES OF RETIREMENT PLANS. THE FUNDS AND JACKSON NATIONAL LIFE DISTRIBUTORS LLC ("JNLD"), THE FUNDS' DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY REQUEST TO BUY SHARES.

                                 SELLING SHARES

You may sell shares by contacting your registered representative or the Funds. To sell shares by mail, send a written, signed request specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. DEPENDING ON THE CLASS OF SHARES YOU OWN, A CONTINGENT DEFERRED SALES CHARGE ("CDSC") MAY APPLY. Where applicable, Federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file. Refer to MEDALLION SIGNATURE GUARANTEE for additional redemption guidelines. You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling 1-888-276-0061. The minimum redemption amount must be $500. To disable this option, check the appropriate box on your Account Application. Corporate investors and other association must have an appropriate certification on file authorizing redemptions.

Proceeds will be mailed to your address of record, or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion Signature Guarantee accompany the request. Proceeds can also be wired to a predesignated bank account (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.

SYSTEMATIC WITHDRAWAL PLAN ("SWP") - You may set up automatic monthly or annual withdrawals if your account has a current value of at least $5,000 and you withdraw a fixed dollar amount (minimum $50) or a specified percentage. Systematic withdrawals will continue until you cancel them or the value of the designated Fund falls below $500.


If the SWP date falls on a weekend or a holiday, the default day will be the prior business day. The value of the SWP is based on the greater of the original plan value or the current market value. The following methods of payment will be available:


     o    Check to account owner of record;
     o    Check to special payee;
     o    Electronic Funds Transfer/Automated Clearing House transactions;
     o    Check to alternate address; and
     o Wire transfers that originate in U.S. banks or other U.S. financial institution.

ELECTRONIC FUNDS TRANSFER ("EFT") - You can initiate an electronic funds transfer for as little as $500 or as much as $50,000 from your account to your bank account. To set up an EFT, you must complete the Your Bank Account section on the Account Application. If the EFT is established after account set-up, the Account Maintenance form is required (with a Medallion Signature Guarantee).

CHECKWRITING - Checkwriting privileges are available for the Perspective Money Market Fund for non-retirement accounts only. Checkwriting privileges are not available for Class C shareholders investing in the Perspective Money Market Fund. Checks must be written for at least $500 and you must maintain an account minimum of $500. We will allow a maximum of two authorized signatories.

MEDALLION SIGNATURE GUARANTEES - To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion Signature Guarantee may be required:


     o    For any redemption request for $50,000 or more;
     o    If your address of record has changed within the past 30 days;

     o If you are requesting a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s);
     o For requests to transfer between Jackson Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same; and
     o    Under other circumstances as determined by the transfer agent.

Medallion Signature Guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Other signature guarantees will not be accepted.

ACCOUNTS WITH LOW BALANCES - If your account falls below $500 as a result of a redemption, an account charge or a reduction in the market value of your account, we may mail you a notice asking you to bring the account back up to its minimum investment amount. If you choose not to do so within 90 days, we may close your account and mail the proceeds to the address of record. This will only apply to accounts established more than one year preceeding the date of the notice of redemption and will not apply to accounts in which shares have been added by purchase (other than reinvestment of dividends and capital gains distributions) within six months preceding the date of the notice of redemption. This may result in a gain or loss for Federal income tax purposes. You will not be charged a CDSC if your account is closed for this reason.

                                EXCHANGING SHARES

You may exchange shares of one Fund for shares of the same class of any other Fund (within the same base account) if both funds maintain minimum balance requirements. With respect to shares initially purchased in the Perspective Money Market Fund, shares may be exchanged for Class A or C shares of other Funds. Conversely, Class A or C shares of other Funds may be exchanged for shares of the Perspective Money Market Fund. However, exchanges of shares from the Perspective Money Market Fund that were previously in another Fund must go into the previous share class. Exchanges are considered sales and may result in a gain or loss for Federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges. If a front-end load was paid on the Fund you are exchanging out of, no front-end load will be applied to the Fund you are exchanging into. Any CSDC due would not be assessed but would be carried over to the Fund you have exchanged into. A front-end sales charge applies when you exchange the Perspective Money Market Fund shares into Class A shares of another Fund, but does not apply to shares that were previously assessed a sales charge. For shares exchanged into the Perspective Money Market Fund, the CDSC will stop aging until the shares are exchanged into another Fund. Shares subject to a CDSC will resume aging from the date of the exchange and a CDSC will apply upon redemption, if applicable. To exchange shares, call 1-888-276-0061 or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your Account Application. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another Fund with the proceeds of the sale. An exchange will be effective as of the end of the business day when we receive the exchange request in good order. The Funds will not be liable for an exchange made in accordance with your instructions. You may generally sell shares of the Funds at any time.

We reserve the right to restrict the number of exchanges per year that may be requested by you, the means by which exchange requests will be accepted and the dollar amount of exchanges permitted.

DOLLAR COST AVERAGING - Dollar cost averaging may be used to buy shares of the Funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a "smoothing" of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts (dollar amounts, percentages or the earnings), either on a monthly, quarterly, semiannual or annual basis, from the Perspective Money Market Fund with a value of at least $15,000 to one or more other Funds. The minimum amount may be waived by the Funds in a non-discriminatory manner. Each Fund must maintain the Fund minimum amount. The minimum amount that may be exchanged from one Fund to another is $100 or the entire Fund balance if less. The exchange restrictions do not apply.

AUTOMATIC REBALANCING - You can arrange to have us automatically rebalance your account periodically to maintain your selected allocation percentages. There is no charge for Rebalancing. Automatic Rebalancing is only available on qualified retirement plans. You may rebalance either on a quarterly, semiannual or annual basis. The minimum that may be exchanged from one Fund to another is $100. The minimum amount may be waived by the Funds in a non-discriminatory manner. The exchange restrictions do not apply.

MARKET TIMING POLICIES AND EXCHANGE LIMITATIONS - The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. The Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described below) has occurred. The Funds' "fair value" pricing policy is described under "How Shares Prices Are Calculated" above. While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds' operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in the Funds. The Funds maintains sole discretion to restrict or reject, without prior notice, any exchange instructions, and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders, if in the sole discretion of the Funds (or an agent) the requested transactions would have a negative impact on remaining shareholders.

The Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of the Funds. The Funds may also restrict, suspend, or reject any exchange request that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Funds reserve the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries (i.e., accounts that are not on the books of the Funds' transfer agent). Accordingly, the numerical exchange limitations discussed above do not apply to these types of accounts. For shareholders whose accounts are on the books of the Funds' transfer agent, there may be other systems limitations in monitoring the numerical exchange limitations discussed above. These systems limitations may require manual review of trading activity and result in delays in the implementation of exchange limitations.

Omnibus account arrangements enable brokers to aggregate multiple investors' share ownership positions and purchase, sell and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor, detect or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediaries or record keepers may be able to implement procedures or supply the Funds with information that differs from that normally available to the Funds or its agent(s). In such instances, the Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Funds identifies activity that may be indicative of excessive short-term trading activity, the Funds or its designated agent will notify the financial intermediary, record keeper or retirement and benefit plan and request it to provide or review information on individual account transactions so that the Funds or the financial intermediary, record keeper or retirement and benefit plan may determine if any investors are engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Funds or its designated agent will request the financial intermediary, record keeper or retirement and benefit plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such actions may include actions similar to these that the Funds would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Funds determines that the financial intermediary, record keeper or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Funds or its agents may terminate the relationship.

Financial intermediaries include broker-dealers, registered investment advisors, banks, trust companies, certified financial planners, third party administrators, record keepers, trustees, custodians, financial consultants, and insurance companies.

Retirement  and Benefit plans include  qualified  and  non-qualified  retirement
plans,   deferred  compensation  plans  and  certain  other  employer  sponsored retirement, savings or benefits plans, excluding IRAs.

Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Funds' performance. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds' securities holdings may dilute the interests of the remaining shareholders. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the Funds. The Funds have retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

                           EXECUTION OF YOUR REQUESTS

Purchase and sale requests are executed at the next net asset value ("NAV"), plus any applicable sales charges, determined after the transfer agent, or an authorized designee, receives the order in proper form. If you purchase by wire, the order will be deemed to be in proper form after the Account Application, telephone notification and the Federal funds wire have been received. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

Under normal conditions, we will pay redemption proceeds within three (3) business days. However, we have the right to take up to seven (7) days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by the applicable law or an economic emergency as determined by the SEC. When you sell shares for which we have not received the investment, we will execute your request at the next determined per share NAV, but will not release the proceeds until your investment clears. This may take up to fifteen (15) days from the investment date. To reduce such delay, you should make investments by bank wire or Federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a Fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

ELECTRONIC AND TELEPHONE INSTRUCTIONS - You may purchase, exchange, or redeem amounts within the Funds by written notice or electronic request. Electronic transactions are permitted only if you give the Funds proper authorization. Procedures are in place to ensure that electronic and telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of an electronic or telephone transaction. We will not be responsible for the authenticity of electronic or telephone instructions or any losses resulting from unauthorized shareholder transactions if it is reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record. We reserve the right to modify or discontinue this at any time without notice.

                         OVERVIEW OF THE SHARE CLASSES

                      SALES CHARGES AND FEES BY SHARE CLASS

The Funds offer investors Class A and Class C shares of each Fund, except for the Perspective Money Market Fund which only offers Class A shares. Even though these classes represent ownership of the same Fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses. The class of shares that better corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

     o    How long do I plan to hold the shares?
     o    How much money do I intend to invest?
     o    Will I be purchasing more shares in the future?
     o    What expenses will I pay for each class?
     o    Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Your registered representative can help you to determine which class of shares is right for you. Your registered representative will generally receive compensation no matter which share class you select. However, that compensation may vary between share classes and may vary with the size of your investment. Thus a registered representative may have an incentive for you to invest in one share class over another. You should speak with your registered representative about the various expenses associated with each share class and about the share class more appropriate for your individual financial situation.

NOTE: Class A shares of the Perspective Money Market Fund are sold at NAV without an initial sales charge. There is a 12b-1 fee of 0.25%. Assets initially invested in the Perspective Money Market Fund, and subsequently exchanged into Class A shares of another Fund will be subject to front-end sales charges or the CDSC period, if applicable, will begin when shares are exchanged.

The following summarizes key information about each class, except with respect to the Perspective Money Market Fund, to help you make your investment decision, including the various expenses associated with each class. More detailed information about each share class is provided in the next section.



SHARE CLASS           FRONT-END SALES CHARGE              ANNUAL                  CDSC           CONVERSION TO CLASS
                                                        12B-1 FEES                                    A SHARES
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
  CLASS          A YES - for purchases below 0.25% NO - for purchases N/A
                 $1,000,000 (front-end sales (0% for Jackson below $1,000,000 charge reductions begin for Perspective investments which are
                 $50,000 10 x 10 Fund*) or more).
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
  CLASS C        NO                                        1.00%          YES - 1.00% on        YES - in the month
                                                     (.75% for Jackson    shares redeemed       of 10th anniversary
                                                        Perspective       within one year of
                                                      10 x 10 Fund*)      purchase
------------ --- --------------------------------- ---------------------- --------------------- ----------------------


*In addition to the 12b-1 fee noted above, the Underlying Funds will pay a .25% 12b-1 fee.


To pay for the cost of promoting the Funds and servicing your account, each class of shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing 12b-1 fees. Higher 12b-1 fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower total return than Class A shares. The relative impact of a front-end sales charge and ongoing annual expenses will depend on various factors, including the length of time a share is held.

     o The fees and expenses imposed on Class C shares may, depending upon the amount invested and the length of time the shares are held, total more than the front-end sales charges imposed on purchases of Class A shares.
     o An investment in Class C shares may cost you more over time than an investment in Class A shares.

Certain share classes may be subject to a CDSC upon redemption, depending on the length of time shares are held. Information about calculation of applicable CDSC appears after the descriptions of each share class. CDSC waivers are available in certain circumstances. For information regarding available CDSC discounts, see "Ways You Can Avoid or Minimize Sales Charges (Breakpoints and Waivers)" following the CDSC calculation information.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that your decision is informed. As an example, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the more cost-effective way to invest in the Funds. If your investment time horizon is shorter, it may be more cost-effective to invest in Class C shares. For more information on share classes or other mutual fund investing topics, please refer to the websites of the NASD (WWW.NASD.COM/INVESTOR/) and SEC (WWW.SEC.GOV/INVESTOR.SHTML).

                                 CLASS A SHARES

Each purchase is subject to the following front-end sales charges:


All Funds except the Fixed Income Funds and Money Market Fund:



      AGGREGATE NET INVESTMENT         SALES CHARGE AS A % OF OFFERING            SALES CHARGE AS A
                                                    PRICE                      % OF YOUR NET INVESTMENT
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
          Up to $49,999.99                          5.75%                               6.10%
       $50,000 to $99,999.99                        4.50%                               4.71%
      $100,000 to $249,999.99                       3.50%                               3.63%
      $250,000 to $499,999.99                       2.50%                               2.56%
      $500,000 to $749,999.99                       2.00%                               2.04%
      $750,000 to $999,999.99                       1.50%                               1.52%
         $1,000,000 or more                         0.00%                               0.00%

     Fixed Income Funds:

      AGGREGATE NET INVESTMENT         SALES CHARGE AS A % OF OFFERING            SALES CHARGE AS A
                                                    PRICE                      % OF YOUR NET INVESTMENT
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
          Up to $99,999.99                          3.75%                               3.90%
      $100,000 to $249,999.99                       3.50%                               3.63%
      $250,000 to $499,999.99                       2.50%                               2.56%
      $500,000 to $749,999.99                       2.00%                               2.04%
      $750,000 to $999,999.99                       1.50%                               1.52%
         $1,000,000 or more                         0.00%                               0.00%


AS NOTED IN THE TABLE ABOVE, DISCOUNTS ("BREAKPOINTS") ARE AVAILABLE FOR LARGER PURCHASES. FOR INFORMATION REGARDING AVAILABLE DISCOUNTS, PLEASE SEE THE HEADING "WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES" IMMEDIATELY FOLLOWING THE DESCRIPTIONS OF SHARE CLASS SALES CHARGES, CDSC CALCULATION INFORMATION, AND DEALER COMPENSATION.

NOTE: Class A shares of the Perspective Money Market Fund are sold at NAV without an initial sales charge. A front-end sales charge applies when you exchange Perspective Money Market Fund shares into Class A shares of another Fund but does not apply to shares that were previously accessed a sales charge. Sales charges do not apply to reinvested dividends or capital gains distributions or new purchases of or exchanges into the Perspective Money Market Fund.


The annual 12b-1 fees are 0.25% for Class A shares. For the Jackson Perspective 10 x 10 Fund, the Underlying Funds will pay a .25% 12b-1 fee.


If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares within 1 year of purchase, you will pay a CDSC of 1%, which will apply to the lesser of the Fund value and the original purchase price of any shares. You will also be charged a 1% CDSC, which will apply to the lesser of the Fund value and the original purchase price of any shares on shares purchased without a front-end sales charge if you redeem within 1 year of purchase, excluding the Perspective Money Market Fund. If you exchange your shares of another Fund of the Trust for shares in the Perspective Money Market Fund and then redeem the shares, a CDSC would be charged.

                                 CLASS C SHARES


Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00% (0.75% for the Jackson Perspective 10 x 10 Fund). For the Jackson Perspective 10 x 10 Fund, the Underlying Funds will pay a .25% 12b-1 fee in addition to the .75% 12b-1 fee for the Jackson Perspective 10 x 10 Fund. The Funds' distributor may advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, the distributor may retain the service and distribution fee paid by a Fund with respect to such shares for the first year of purchase. The Distributor and its affiliates are entitled to retain all service fees payable under the Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and /or account maintenance services performed by the distributor or its affiliates for shareholder accounts. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. In the month of the 10th anniversary of the purchase date, Class C shares will automatically be converted to Class A shares.


Purchases in Class C in excess of $500,000 are not permitted. Further, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $500,000 breakpoint. These requests will either be accepted and processed as requests to buy Class A shares or declined. Please see the heading "Ways You Can Avoid Or Minimize Sales Charges (Breakpoints and Waivers)" immediately following the Dealer Compensation information.

             CALCULATION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. All purchases made are counted as having been made from the trade date. The CDSC will be deducted from the remaining value of the shares so that the actual reduction in share value as a result of the redemption will be greater than the redemption amount requested and paid. Alternatively, the gross redemption amount can be requested and then the CDSC is deducted from the amount requested to determine the amount paid. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

                               DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid from sales charges received from purchasing or redeeming shareholders, from Rule 12b-1 distribution fees from the Funds and from JNLD's other financial resources. Dealers may also receive shareholder servicing fees from servicing investors who indirectly hold Fund shares through dealer-maintained brokerage accounts. These fees are paid by the Funds' transfer agent as agent for JNLD from payments it receives under its agreement with the Funds.


All Funds except the Fixed Income Funds and Money Market Fund:


      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
          Up to $49,999.99                          5.00%
         $50,000 to $99,999                         3.75%
        $100,000 to $249,999                        2.75%
        $250,000 to $499,999                        2.00%
        $500,000 to $749,999                        1.60%
        $750,000 to $999,999                        1.20%
         $1,000,000 or more                         1.00%*



     Fixed Income Funds:

      AGGREGATE NET INVESTMENT                     CLASS A

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
          Up to $99,999.99                          3.00%
        $100,000 to $249,999                        2.75%
        $250,000 to $499,999                        2.00%
        $500,000 to $749,999                        1.60%
        $750,000 to $999,999                        1.20%
         $1,000,000 or more                         1.00%

     All Funds:

      AGGREGATE NET INVESTMENT                     CLASS C
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
           Up to $500,000                           1.00%*



* You will also be charged a 1% CDSC to the lesser of the Fund value and the original purchase price of any shares that you redeem within one (1) year of purchase.

With respect to Class A Shares sales greater than $1 million and Class C shares, the 12b-1 fee and trail fee payments will begin to accrue after the 13th month after the purchase of shares.

While in the Perspective Money Market Fund the trail fee payments will be paid immediately. While in the Perspective Money Market Fund, the 12b-1 fee will not age for Class A Shares sales greater than $1 million and Class C shares.

For sales above $1million qualifying dealers will receive the following commissions:

      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
      $1,000,000 to $3,999,999                      1.00%
      $4,000,000 to $9,999,999                      0.50%
        $10,000,000 or more                         0.25%

If the sales load on the Class A shares are waived no dealer compensation will be paid. The Perspective Money Market Fund does not pay any up front commissions. A commission is paid when assets are exchanged into one of the other Funds subject to that Fund's compensation schedule.

The commission stated above will be paid using the Aggregate Net Investment ("ANI") on initial and subsequent payments. The Aggregate Net Investment is equal to: (1) If no Statement of Intention ("SOI") exists, initial investment plus Rights of Accumulation ("ROA") or (2) If SOI exists, SOI plus ROA.

     WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS)

REDUCTION OF CLASS A SHARES INITIAL SALES CHARGE - You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule. Available sales charge reductions include:

     o STATEMENT OF INTENTION ("SOI") - Lets you pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, non-retirement, etc.) and purchases by your immediate family members. "Immediate family members" include your spouse (including domestic partners if recognized under local law) and children under the age of 21. Five percent (5%) of each Class A share purchase will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Only concurrent and future purchases are considered for meeting a SOI obligation. Investment in the Perspective Money Market Fund unless such shares were previously assessed a sales charge do not count toward the SOI amount. Upon fulfillment of the SOI the escrow will be released into the Fund at the next NAV.

     o RIGHTS OF ACCUMULATION - Lets you include the current value of all accounts (except the Perspective Money Market Fund unless such shares were previously accessed a sales charge) you or members of your immediate family already own in order to calculate the sales charge breakpoint for your next purchase at the offering price.

     o COMBINATION PRIVILEGE - Lets you combine all identified orders received on the same day and processed in a single transaction for a reduced sales charge and for purposes of determining the Aggregate Net Investment.

If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with the Funds). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee) through his/her registered representative, or financial intermediary, as applicable, must identify and provide information to the Funds regarding eligibility for these privileges. Stated differently, investors must identify to the Funds through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the registered representative and/or financial intermediary to ensure that an investor obtains the proper "breakpoint" discounts.

In order for the Funds to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Funds with the applicable account numbers. For purposes of identifying all other accounts, you or your registered representative must provide the Funds with either the applicable account numbers or the applicable tax identification numbers. Investors may be asked to provide account statements or other records to verify eligibility for these privileges.


SALES WITHOUT INITIAL SALES CHARGES - Class A shares may be purchased without a front-end sales charge by:

     o Officers, directors, trustees, and employees of the Funds, Jackson, JNAM and JNLD, and their affiliates/subsidiaries;
     o Registered representatives and employees of broker/dealers with a current distribution or selling agreement with the Funds and their affiliates;
     o Investment professionals using the Funds in fee-based investment products under a signed agreement with the Funds or its distributor;
     o    Employees  of  designated  asset  management   firms,   other  service
          providers and their affiliates;
     o    Immediate family members of all such persons;
     o    Certain qualified pension plans or certain pension plan rollovers;
     o    Certain qualified persons; and
     o    Certain qualified fee-based programs.


REINSTATEMENT PRIVILEGE - You may reinvest some or all of the proceeds from a redemption, dividend payment or capital gain distribution in the same share class of any Fund without a sales charge if the request and the proceeds are received by Jackson within 90 days of the redemption or distribution. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age from the date that you bought your original shares. For purposes of the front-end sales charge, if you paid a front-end sales charge when you originally purchased your shares, you will be able to reinvest without paying an additional front-end sales charge. Any redemption proceeds from the Perspective Money Market Fund that are invested in Class A shares will be subject to a sales charge as applicable. Any redemption proceeds from the Perspective Money Market Fund that are invested in the Class C shares of a Fund will be subject to a CDSC, as applicable. This privilege can be used only once per calendar year. Proceeds will be reinvested at the next calculated net asset value after we receive your request. This does not apply to qualified rollovers. In order to use this privilege, all accounts must have the same owner or owners, although identical ownership registration is not required. Contact your registered representative or the Funds' customer service at 1-888-276-0061 for additional information. You must identify and provide information to Funds or your financial intermediary, as applicable, regarding your historical purchases and holdings; you should retain any records necessary to substantiate historical transactions and costs because the Funds, its transfer agent, and financial intermediaries will not be responsible to provide this information.

The NAV Authorization form must be provided to the Funds to receive any front-end sales charge waiver described above in the WAIVER OF INITIAL SALES CHARGES and REINSTATEMENT PRIVILEGE sections.

CDSC WAIVERS - The CDSC for each Class will be waived in the following cases:

     o Permitted exchanges of shares, except if the shares acquired are redeemed within the period during which a CDSC would apply to the initial purchase.
     o    Tax free returns of excess contributions to IRA.
     o Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
     o Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.
     o The following transactions, if together they do not exceed 10% of the account during a calendar year:
          o Required Minimum Distributions ("RMD") (if the redemption request exceeds the RMD the entire redemption will be subject to the CDSC if applicable).
          o Redemptions made through a Systematic Withdrawal Plan (including any dividends and/or capital gain distributions taken in cash)

If you think you may be eligible for a CDSC waiver, contact your registered representative. You must notify us at the time of the redemption request to receive the waiver.

Information on breakpoints and CDSC waivers may also be found on the website at WWW.JNL.COM or WWW.JNLNY.COM.

If you invest $1 million or more, either as a lump sum or through our combination, accumulation or SOI programs, you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge on any shares you sell within 12 months of purchase.

                             OTHER FUND INFORMATION

                           DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared and distributed to shareholders at least annually. Dividends from net investment income are declared daily and payable monthly to the JNL Money Market Fund and the Perspective Money Market Fund. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Fund distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the Fund are subject to Federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For Federal tax purposes, in general, certain Fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income.

The tax status of any distribution generally is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

If you invest a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 100 shares in a Fund on November 30th at $20 per share, and the Fund makes a distribution on December 1st of $1 per share, your shares will then have an NAV of $19 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

                     DISTRIBUTION AND SERVICING ARRANGEMENTS

Under  certain  circumstances,  JNLD,  the  distributor  of  the  Funds  (and  a broker-dealer and affiliate of Jackson) or Jackson or other affiliates (collectively, the Jackson affiliates), out of their own resources and without additional cost to the Funds or shareholders, may provide to broker-dealers additional cash or non-cash compensation for promoting and selling Fund shares. These amounts would be in addition to the standard sales commissions and other payments to dealers by the Fund and Jackson affiliates described above.

The Jackson affiliates may pay, from their own resources, additional fees (including marketing support payments) to broker-dealers, which may take the following forms: (1) a percentage of that entity's assets under management; (2) a percentage of that entity's sales volume; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and based on a fixed percentage of Fund share sales, and currently range from 5 to 20 basis points (0.05% to 0.20%) of total premium for each broker-dealer.

The Jackson affiliates may provide additional cash and non-cash compensation to broker-dealers in connection with the promotion and sale of Fund shares. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; bonuses; merchandise (including business development and educational enhancement items and promotional items of nominal value); occasional entertainment; meals or tickets to a sporting event; client appreciation events; reimbursement for travel expenses (including meals and lodging) to representative training and education seminars; reimbursements for client prospecting seminars and meetings (including transportation, lodging, meals and facility rental in connection therewith); and other expenses associated with the promotion and sale of Fund shares. The cash payments, non-cash compensation and reimbursements, to broker-dealers are in recognition of their marketing and distribution and/or administrative services support and are generally based on the anticipated level of participation and/or accessibility and the size of the audience.

These payments may not be offered to all broker-dealers and may differ substantially among broker-dealers. The selection of broker-dealers may depend on various criteria, including the scope and nature of our existing business relationship, anticipated sales and profitability. The terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided, assets under management, and the volume and size of the sales of the Funds. Such additional compensation may give the Funds greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and its registered representatives market Fund shares. Payment and receipt of such compensation is subject to applicable state law and regulation and the NASD Conduct Rules.


The following list sets forth the companies receiving additional compensation from the Jackson affiliates for 2007 in connection with the sale of the Funds:

>>       Geneos Wealth Management
>>       Intersecurities, Inc.
>>       Mutual Service Corporation
>>       National Planning Corporation
>>       Investment Centers of America, Inc.
>>       IFC Holdings, Inc. d/b/a Invest Financial Corporation
>>       SII Investments, Inc.
>>       National Planning Holdings, Inc.

In addition, Jackson affiliates may as consistent with applicable law pay amounts from their own resources to compensate or reimburse administrators, brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries (including 401(k) and other retirement plan administrators). These fees are in addition to any fees that may be paid by the Funds for providing recordkeeping, subaccounting, transaction processing, administrative and shareholder services provided to the Funds and its shareholders. These fees are usually paid on a per-account basis, regardless of the amount held in your account.


The compensation described in this section and other compensation or benefits provided by Jackson affiliates may be more or less than the overall compensation on similar or other funds. The compensation paid is not structured to, but may influence your registered representative, broker-dealer, retirement plan administrator, or other intermediary to present or make available the Funds over other investment options available in the marketplace. The compensation structure, however, does not change the price that you pay for shares. Your registered-representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. You may inquire of your registered representative about these differing and divergent interests and how he/she is personally compensated and how his/her broker-dealer is compensated for selling shares of the Funds. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative. Please refer to the SAI for additional details on the Distribution Plans and the differing and divergent interests that they may present.

                       GENERAL SUMMARY OF TAX CONSEQUENCES

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. You will be taxed on Fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income, "qualifying dividends," or capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund.

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. Each Fund's policy is to meet the requirements of Subchapter M necessary to qualify as a regulated investment company. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income and distributions of each Fund are considered separately for purposes of determining whether or not the each Fund qualifies as a regulated investment company.

The Jackson Perspective 10 x 10 Fund can have income, gains or losses from any distributions or redemptions in the underlying Funds. Distributions of the long-term capital gains of either the Jackson Perspective 10 x 10 Fund or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Jackson Perspective 10 x 10 Fund and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer's ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualifying dividends. The maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualifying dividends. This rate does not apply to corporate taxpayers.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you buy shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund declares a distribution in October, November, or December but pays it in January, you may be taxed on the amount of the distribution as if you had received it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to Federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares will be a capital gain or loss if you held the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss will generally be long-term capital gain or loss if you held the shares for more than one year; otherwise such gain or loss will generally be short-term capital gain or loss.

You must provide each Fund in which you invest with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Funds will be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

The Jackson Perspective 10 x 10 Fund cannot use losses in one Underlying Fund to offset capital gain distribution received from another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the "wash sale" rules. As a result of these factors, the Jackson Perspective 10 x 10 Fund "fund-of-funds" structure could affect the amount, timing and character of distributions to shareholders. The Jackson Perspective 10 x 10 Fund will also not be able to pass through from the Underlying Fund any potential benefit from the foreign tax credit or income from certain Federal obligations (that may be exempt from state tax).

THIS DISCUSSION RELATES ONLY TO FEDERAL INCOME TAX. FUND DISTRIBUTIONS AND GAINS FROM SALE OF FUND SHARES GENERALLY ARE SUBJECT TO STATE AND LOCAL TAXES. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF YOUR INVESTMENT IN A FUND.

                            PRIVACY POLICY STATEMENT

The Jackson Funds considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us.

PERSONAL INFORMATION WE COLLECT

We do not sell any information to any third parties. However, we do collect and retain certain nonpublic personal information about you, including:

          o    Information we receive from you or your financial representative, such as your name, tax identification number, and address;
          o    An address we receive from a third party when you have moved;
          o Information, such as account balance and transaction activity, about your investment transactions, (including, to the extent necessary for our servicing your account(s) with us, your investments with third parties); and
          o Information (commonly referred to as "cookies") collected from the Web browser of your PC that allows our website to recognize your browser.

PERSONAL INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Some instances when we have shared information include:

          o Disclosing information to a third party in order to process account transactions that you request or authorize;
          o Sharing information with companies related to us so we can make you aware of new Funds or other services that we offer;
          o Disclosing your name and address to companies that mail Fund-related materials, such as shareholder reports (note that these companies may not use the information for any other purpose);
          o Disclosing information to research companies that help conduct shareholder surveys to assess and improve our financial services; and
          o Disclosing information in connection with legal proceedings, such as responding to a subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

We restrict access to your nonpublic personal information to authorized employees. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions, please visit our website at WWW.JNL.COM or WWW.JNLNY.COM, or call us at 1-888-276-0061.


               THIS PRIVACY NOTICE IS NOT PART OF THE PROSPECTUS.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for each Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains.


The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

The financial highlights for the other Funds have not been included since the Funds will commence investment operations on or about the effective date of this prospectus.


                          [to be updated by amendment]

                                   APPENDIX A

"Dow Jones(R)," "Dow Jones Industrial AverageSM," "DJIASM" "The DowSM" and "the Dow 10SM" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to JNL Investors Series Trust and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average ("DJIA") and its service marks for use in connection with the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.
o Recommend that any person invest in the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund or any other securities.
o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.
o Have any responsibility or liability for the administration, management or marketing of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.
o Consider the needs of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund or the owners of Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

-------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE 10 X 10 FUND. SPECIFICALLY,


o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     o THE RESULTS TO BE OBTAINED BY THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE 10 X 10 FUND, THE OWNERS OF THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE 10 X 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

     o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

     o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE 10 X 10 FUND OR ANY OTHER THIRD PARTIES.

--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "S&P 400(R)," and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company(R). The Jackson Perspective 5 Fund, the Jackson Perspective Index 5, and the Jackson Perspective 10 x 10 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. Please see the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

The Product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. (including its affiliates) (NASDAQ, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (Licensee) is in the licensing of the NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ(R) trademarks or service marks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The  NASDAQ-100(R),"   "NASDAQ-100  Index(R),"  "NASDAQ  Stock  Market(R)"  and
"NASDAQ(R)" are trade or service marks of The NASDAQ, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The Corporations have not passed on the legality or suitability of the Jackson Perspective Optimized 5 Fund. The Jackson Perspective Optimized 5 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value LinE Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson National Life Insurance Company. The Jackson Perspective Optimized 5 Fund is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Jackson Perspective Optimized 5 Fund. Jackson National Life Insurance Company is not affiliated with any Value Line Company.

                                   PROSPECTUS


                                DECEMBER 27, 2007


                           JNL INVESTORS SERIES TRUST

You can find more information about the Trust in:


     o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated December 27, 2007, which contains further information about the Trust and the Fund, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).


     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061, writing the Jackson Funds, c/o PFPC, Inc., P.O. Box 9691, Providence, RI 02940, or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

For the JNL Money Market Fund, You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

The JNL Money Market Fund does not have a website because only an institutional class is currently being offered.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                                                       811-10041

THE INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 27, 2007


                           JNL INVESTORS SERIES TRUST


This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Investors Series Trust Prospectus dated December 27, 2007 ("Prospectus"). The financial statements of the JNL Investors Series Trust are incorporated by reference (which means they legally are a part of this SAI) from the Trust's Annual Report to shareholders.


You can obtain a copy of the current prospectus, SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061 or writing the Jackson Funds, c/o PFPC, Inc., P.O. Box 9691, Providence, RI 02940.

For the JNL Money Market Fund, You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.


                    SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Funds comprising JNL Investors Series Trust can communicate directly with the Board of Trustees by writing to the Chairman of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

                                TABLE OF CONTENTS

   General Information and History                                      2
   Common Types of Investments and Management Practices                 2
   Additional Risk Considerations                                      23
   Investment Restrictions Applicable to All Funds                     28
   Trustees and Officers of the Trust                                  31
   Principal Holders of the Trust's Shares                             38
   Investment Adviser, Sub-Advisers and Other Service Providers        38
   Disclosure of Portfolio Information                                 54
   Purchases, Redemptions and Pricing of Shares                        57
   Description of Shares; Voting Rights; Shareholder Inquiries         59
   Tax Matters                                                         60
   Financial Statements                                                69

                         GENERAL INFORMATION AND HISTORY


The JNL Investors Series Trust ("Trust") is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated July 28, 2000. The Trust currently offers A and C Class shares of separate series of funds (each a "Fund" and collectively, "Funds"), except the JNL Money Market Fund and Jackson Perspective Money Market Fund of the JNL Investors Series Trust. The Jackson Perspective Money Market Fund and JNL Money Market Fund each only offers a single class of shares. The Trust is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), whose shares are registered with the SEC under and the Securities Act of 1933, as amended ("1933 Act").


              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The Funds may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with each Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

ADJUSTABLE AND FLOATING RATE OBLIGATIONS. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The JNL Money Market Fund and the Jackson Perspective Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. See also the discussion of "Variable Rate Securities" below.

ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages. Most are structured as pass-through securities as described below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of a Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund's forward commitment to repurchase the subject security.


CASH POSITION. The JNL Money Market Fund and the Jackson Perspective Money Market may hold a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in bank accounts, shares of affiliated money market funds, unaffiliated money market funds, high-quality, short-term debt instruments, cash and cash equivalents, and repurchase agreements. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, rebalances and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.


COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accord with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and generally a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

CORPORATE REORGANIZATIONS. If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages. This does not apply to the Jackson Perspective Index 5 Fund.

DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depository receipts in registered form are intended for use in the U.S. securities markets, while depository receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depository receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depository receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depository receipts involve many of the same risks as direct investments in foreign securities, described below.


DIVERSIFICATION. Each Fund (except the Jackson Perspective 10 x 10 Fund, the Jackson Perspective Optimized 5 Fund, the Jackson Perspective China-India Fund, the Jackson Perspective Asian Real Estate Fund, the Jackson Perspective Asian Bond Fund, the Jackson Perspective Emerging Asia Fund, the Jackson Perspective Japan Fund, the Jackson Perspective Asia ex-Japan Fund, Jackson Perspective Asian Infrastructure Fund, the Jackson Perspective VIP Fund and Jackson Perspective S&P 4 Fund) is a "diversified company," as that term is defined in the 1940 Act. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions. As a result of these factors, stocks in which the Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund has adopted a policy under which a Fund will not invest more than 5% of its assets in any combination of inverse floaters, interest only ("IO"), or principal only ("PO") securities.

EVENT-LINKED BONDS. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.


EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are generally organized as unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices, commodity pools and indices, and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities, which it must sell in order to obtain cash. Most ETFs are considered investment companies. Therefore, a Fund's purchase of ETF shares is subject to the limitations on and the risks of a Fund's investment in other investment companies, which are described below.


FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan on money by the purchaser to the issuer. A fixed-income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed-income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed-income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed-income securities, differing in the length of the issuer's repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed-income securities generally rises when interest rates fall, and falls when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.


FLOATING AND ADJUSTABLE RATE OBLIGATIONS. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The JNL Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments. The Fund also will participate in decreases in interest rates. See also the discussion of "Variable Rate Securities" herein.


FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Futures, Options and other Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign forwards to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

CURRENCY RISK. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Funds may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

MARKET RISK. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the U.S.


RISK OF DEVELOPING COUNTRIES. The Funds may each invest in securities of companies located in developing countries (sometimes referred to as emerging markets). Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including, but not limited to: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country; or
(5) the country in which the company's securities are registered. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general.


Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government
monopolies,   any  of  which  may  have  a  detrimental  effect  on  the  Fund's investments.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable a Fund to buy or sell an asset in the future at an agreed upon price. Options give a Fund the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures and options can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.


The Funds' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"), and an amendment and interpretation of those regulations by the CFTC, a Fund will generally employ such techniques for hedging purposes. However, the Funds have filed a notice of exclusion from the term "commodity pool operator" with the CFTC and National Futures Association ("NFA").

"Notional value" means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.


HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing.

The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

The Funds may hold high-yield/high-risk bonds. A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" above for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INFLATION-INDEXED BONDS. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.


ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven (7) days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the 1933 Act) not determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees; over-the-counter ("OTC") options and, in certain instances, their underlying collateral; and securities involved in cap, collar and floor transactions. See the description of the Funds' investment restrictions below for more information about the Funds' policies with respect to investments in illiquid securities.


Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

INVESTMENT COMPANIES. A Fund may invest in investment companies to the extent permitted under the 1940 Act. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in imposition of certain fees, including management and administrative fees, at two different levels.


A Fund may also invest cash balances in unaffiliated and affiliated money market funds. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in affiliated money market funds. It should be noted that for temporary defensive purposes, the Funds may invest without limitation in such securities, as set forth herein (see "Cash Position").


MORTGAGE DOLLAR ROLLS AND U.S. TREASURY ROLLS. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. A Fund may only enter into covered rolls. A "covered roll" is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. It will segregate and maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back "when issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when issued" U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

PARTICIPATION ON CREDITORS COMMITTEES. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a sub-adviser believes that such participation is necessary or desirable to enforce a Fund's rights as a creditor or to protect the value of securities held by a Fund. A Fund's participation along with participation by an affiliate such as Jackson, including the sharing of legal expenses or settlement proceeds, could require prior SEC approval.

PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds currently treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds' "Pricing Committee" as well as the Sub-Advisers. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

PORTFOLIO TURNOVER. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, some of the Funds rebalance annually and therefore, the portfolio turnover rate during the rebalance could be 100%.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Fund may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as U.S. Treasury bills and notes.

RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The sub-advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the sub-advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the sub-advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A security is no longer liquid, the sub-advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SECURITIES LENDING. Each Fund may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, a Fund will not lend securities if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (i) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (ii) each Fund must receive any dividends or interest paid by the issuer on such securities; (iii) each Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (iv) each Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. A Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.


SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the 1940 Act, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price, resulting in a loss to the Fund, to make good on the borrowing.


SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (E.G., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS ("SPDRS"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of equity securities that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

STRIPPED MORTGAGE-BACKED SECURITIES. A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (IOs, or "interest-only" securities), while the other class will receive all of the principal (POs, or "principal-only" securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL  AGENCY  SECURITIES.  A Fund may  invest in  securities  issued or
guaranteed  by  certain  supranational   entities,  such  as  the  International
Development Bank.

U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund has adopted a policy under which a Fund will not invest more than 5% of its assets in any combination of inverse floaters, interest only ("IO"), or principal only ("PO") securities.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement. During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

WRITING COVERED OPTIONS ON SECURITIES. A Fund may "write" (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Fund's investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

ZERO COUPON, STRIPPED AND PAY-IN-KIND BONDS. Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in "zero coupon" bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase "pay-in-kind" bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

                         ADDITIONAL RISK CONSIDERATIONS


EMERGING  MARKETS.   The  risk   considerations   noted  herein  under  "Foreign
Securities" may be particularly relevant in the case of investments in developing countries (emerging markets). Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.


FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve all of the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the
performance  of  a  Fund,   depending  on  the  extent  of  the  Fund's  foreign
investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund's performance if the sub-adviser's projection of future exchange rates is inaccurate. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund's return may be lower than if such strategies had not been employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, and forward contracts, exposes a Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, and forward contracts include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (iv) the possible absence of a liquid secondary market for any particular instrument at any time.

INVESTMENT STRATEGY RISKS. The common stocks selected for certain Funds generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Funds, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a "contrarian" strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund's objective will be achieved or that a Fund will achieve capital appreciation of its portfolio holdings in excess of Fund's expenses. Because of the contrarian nature of the investment strategies of the Funds, and the attributes of the common stock which caused inclusion in their portfolios, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the Funds have underperformed their respective index or indices in certain years.

MONEY MARKET FUND INVESTMENTS

The Jackson Perspective Money Market Fund and JNL Money Market Fund (collectively, the "Money Market Funds") will comply with Rule 2a-7 ("Rule") under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, which holds itself out as a "money market" fund and which seeks to maintain a stable net asset value per share by either the "amortized cost" or "penny rounding" methods of determining net asset value.

It is the policy of the Money Market Funds to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Money Market Funds are valued on the basis of their "amortized cost" in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by a Money Market Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Money Market Funds' net asset value per share as determined by the fair market value of the investments held will materially differ from the Money Market Funds' net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Money Market Funds will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that: (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSRO"). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

Under the Rule, the Money Market Funds may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A "first tier security" is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. government securities are also considered to be first tier securities. The Money Market Funds may not invest in a security that has received, or is deemed comparable in quality to a security that has received the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Money Market Funds would have invested more than (i) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities; or (ii) five percent (5%) of its total assets in second tier securities.

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES APPLICABLE TO ALL FUNDS. A Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a Fund if a matter affects just the Fund); or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that: (i) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (ii) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.


     (1) The Money Market Fund may not invest more than 25% of the value of its respective assets in any particular industry, except that the Money Market Fund may invest more than 25% in the domestic banking industry, including, where applicable, United States branches of foreign banks. In certain situations, instruments issued by foreign branches of domestic banks, where appropriately backed by a United States domestic bank parent, will be considered instruments of United States domestic banks. It should be noted that United States domestic bank investment instruments are not guaranteed by the Federal Deposit Insurance Company (FDIC), nor any other government agency. We cannot guarantee the value of any United States domestic bank investment instruments.

     (2) A Fund (except the Jackson Perspective Asian Real Estate Fund) may not invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.


     (3)  A Fund may not purchase or sell commodities.

     (4) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of portfolio securities of such Fund.

     (5) No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) A Fund may not issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, a Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

     (7) A Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of a Fund's assets. In the case of any borrowing, a pledge, mortgage or hypothecate up to 15% of its assets.

     (8) A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.


     (9) No Fund (except for the Jackson Perspective Asian Bond Fund; the Jackson Perspective Asia ex-Japan Fund; the Jackson Perspective China-India Fund; the Jackson Perspective Emerging Asia Fund; the Jackson Perspective Japan Fund; the Jackson Perspective Asian Real Estate Fund; the Jackson Perspective Asian Infrastructure Fund; the Jackson Perspective VIP Fund; and the Jackson Perspective S&P 4 Fund may invest more than 25% of the value of their respective assets in any particular industry (other than U.S. government securities). The term "industry" is broad and may reasonably be interpreted to be classified differently among the sub-advisers. For example, on its face, the telecommunications industry could be considered one (1) industry, however, the telecommunications industry is actually comprised of several services, such as, cellular, long-distance, paging and messaging, satellite or data, and the Internet. Each of the foregoing services may be considered a separate industry. Industries continue to expand over time, and certain issuers may be considered part of a specific industry at the time of investment, and due to changes in the marketplace or issuer business fundamentals, move to a different industry over the course of the investment time horizon.

          The Jackson Perspective Asian Bond Fund; the Jackson Perspective Asia ex-Japan Fund; the Jackson Perspective China-India Fund; the Jackson Perspective Emerging Asia Fund; and the Jackson Perspective Japan Fund will generally concentrate (as such term may be defined or interpreted under the 1940 Act) its investments in the securities of financial services, banks, and information technology companies. The Jackson Perspective Asian Real Estate Fund will generally concentrate its investments in the securities of real estate and real estate-related companies. The Jackson Perspective Asian Infrastructure Fund will generally concentrate in industries related to development and construction including the securities of real estate and real estate-related companies and industrial companies.

     (10) Each Fund (except the Jackson Perspective 10 x 10 Fund; the Jackson Perspective Optimized Fund; the Jackson Perspective Asian Bond Fund; the Jackson Perspective Asia ex-Japan Fund; the Jackson Perspective China - India Fund; the Jackson Perspective Emerging Asia Fund; the Jackson Perspective Japan Fund; the Jackson Perspective Asian Real Estate Fund; the Jackson Perspective Asian Infrastructure Fund; the Jackson Perspective VIP Fund; and the Jackson Perspective S&P 4 Fund) is a "diversified" company as that term is defined under the 1940 Act.


OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of each Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:


FOR JACKSON PERSPECTIVE ASIA EX-JAPAN FUND:

     (a) The Fund may invest up to 20% of its assets in securities in Japanese and/or non-Asian securities.

     (b) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in equity and equity-related securities of companies, which are incorporated, are listed in, or have their area of primary activity, in Asia Pacific ex-Japan.

FOR JACKSON PERSPECTIVE CHINA-INDIA FUND:

     (a) The Fund may invest up to 20% of its assets in securities non-Chinese and/or non-Indian securities.

     (b) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in equity and equity-related instruments of corporations, which are incorporated in, or listed in, or operating principally from, or carrying on significant business in, or derive substantial revenue from, or whose subsidiaries, related or associated corporations derive substantial revenue from the People's Republic of China and India.

FOR JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE 10 X 10 FUND, JACKSON PERSPECTIVE CORE EQUITY FUND, JACKSON PERSPECTIVE LARGE CAP VALUE FUND, JACKSON PERSPECTIVE MID CAP VALUE FUND, JACKSON PERSPECTIVE SMALL CAP VALUE FUND, JACKSON PERSPECTIVE S&P 4 FUND, AND JACKSON PERSPECTIVE VIP FUND

     (a) The Funds may each invest up to 5% of its total assets in securities of companies located in developing countries.


JACKSON PERSPECTIVE MONEY MARKET FUND AND JNL MONEY MARKET FUND:

     (a) A Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

     (b) A Fund may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

RULE 35D-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

These 80% or greater  requirements are  non-fundamental  operating policies that may be changed by the Board of Trustees without shareholder approval. Nevertheless, the Board of Trustees has adopted a policy requiring not less than sixty (60) days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the JNL Investors Series Trust the names of which include terms that suggest a focus on a particular type of investment.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Unless otherwise indicated, all limitations applicable to a Fund's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund's assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                       TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust's officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below). Since December 2003, the Trustees met as a consolidated Board for all of the investment companies in the Fund Complex.

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.


For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL(R) Series Trust (68 portfolios), JNL Investors Series Trust (19 portfolios), JNL Variable Fund LLC (20 portfolios). Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.


--------------------------------------------------- --------------------------------- ----------------------------------
                                                            Position(s) Held
Name, Address and (Age)                                        with Trust               Number of Portfolios in Fund
                                                        (Length of Time Served)       Complex to be Overseen by Trustee
--------------------------------------------------- --------------------------------- ----------------------------------
-----------------------------------------------------------------------------------------------------------------------

Interested Trustee

-----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Mark D. Nerud (41) (1)                              Trustee 2                                        107
1 Corporate Way                                     (1/07 to present)
Lansing, MI  48951
                                                    President and Chief
                                                    Executive Officer
                                                    (12/06 to present)

Principal Occupation(s) During Past 5 Years:
President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing
Board Member of the Adviser (11/00 to 11/03) (1/07 to present); Vice President (8/97 to 12/06), Treasurer, Chief
Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President - Fund
Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

Other Directorships Held by Trustee:  None

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Disinterested Trustees

-----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Michael Bouchard (51)                               Trustee 2                                        107
1 Corporate Way                                     (12/03 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:
Sheriff, Oakland County, Michigan (1/99 to present)

Other Directorships Held by Trustee:  None

-----------------------------------------------------------------------------------------------------------------------

William J. Crowley, Jr. (62)                        Trustee 2                                        107
1 Corporate Way                                     (1/07 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:
Managing Partner (Baltimore Office) - Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards
(2002 to present)

Other Directorships Held by Trustee:
Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation; Director of Provident Bankshares
Corporation

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Dominic D'Annunzio (69)                             Chairman of the Board 2                          107
1 Corporate Way                                     (2/04 to present)
Lansing, MI 48951
                                                    Trustee 2
                                                    (2/02 to present)

Principal Occupation(s) During Past 5 Years:
Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

Other Directorships Held by Trustee:  None

-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ---------------------------------- ----------------------------------

Michelle Engler (49)                               Trustee 2                                         107
1 Corporate Way                                    (12/03 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:
Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

Other Directorships Held by Trustee:
Director of Federal Home Loan Mortgage Corporation

------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ---------------------------------- ----------------------------------

James Henry, Ph.D. (68)                            Trustee 2                                         107
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:
Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan
State University (2001 to present)

Other Directorships Held by Trustee:  None

-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ---------------------------------- ----------------------------------

Richard McLellan (65)                              Trustee 2                                         107
1 Corporate Way                                    (12/94 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:
Member, Dykema Gossett PLLC (Law Firm)

Other Directorships Held by Trustee:  None

-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- --------------------------------- ----------------------------------

William R. Rybak (56)                              Trustee 2                                        107
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:

Board Member of various corporate boards (see below) (2002 to present)

Other Directorships Held by Trustee:
Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of
Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since
2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St.
Coletta's of Illinois; and Member of the Board since 2000

-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- --------------------------------- ----------------------------------

Patricia A. Woodworth (52)                         Trustee 2                                        107
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:
Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to
present); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

Other Directorships Held by Trustee:  None

-----------------------------------------------------------------------------------------------------------------------

     (1) Mr. Nerud is an "interested person" of the Trust due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser.

     (2) The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.




--------------------------------------------------- --------------------------------- -----------------------------------
                                                            Position(s) Held
Name, Address and (Age)                                        with Trust                Number of Portfolios in Fund
                                                        (Length of Time Served)       Complex to be Overseen by Trustee
--------------------------------------------------- --------------------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------

Officers

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Daniel W. Koors (37)                                Vice President, Treasurer                  Not Applicable
1 Corporate Way                                     and Chief Financial Officer
Lansing, MI 48951                                   (12/06 to present)

Principal Occupation(s) During Past 5 Years:
Vice President and Chief Financial Officer of the Adviser (1/07 to present); Vice President, Treasurer and Chief
Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President - Fund Administration
of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006);
Senior Manager of Deloitte & Touche LLP (2000 to 2003)

Other Directorships Held by Trustee:  Not Applicable

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Susan S. Rhee (35)                                  Vice President, Counsel and                Not Applicable
1 Corporate Way                                     Secretary
Lansing, MI 48951                                   (2/04 to present)

Principal Occupation(s) During Past 5 Years:
Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and
Secretary of other Investment Companies advised by the Adviser (2/04 to present); Assistant Vice President of
Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life
Insurance Company (7/01 to present)

Other Directorships Held by Trustee:  Not Applicable

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Steven J. Fredricks (37)                            Chief Compliance Officer                   Not Applicable
1 Corporate Way                                     (1/05 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present);
Attorney of Jackson National Life Insurance Company (2/02 to 1/05)

Other Directorships Held by Trustee:  Not Applicable

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

William V. Simon (36)                               Vice President and Assistant               Not Applicable
1 Corporate Way                                     Treasurer
Lansing, MI 48951                                   (12/06 to present)

Principal Occupation(s) During Past 5 Years:
Vice President and Chief Operating Officer of the Adviser (1/07 to present); Assistant Vice President of Jackson
National Life Insurance Company (7/04 to present); Director of Jackson National Life Insurance Company (8/00 to
7/04)

Other Directorships Held by Trustee:  Not Applicable

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Kelly L. Crosser (34)                               Assistant Secretary                        Not Applicable
1 Corporate Way                                     (9/07 to present)
Lansing, MI 48951

Principal Occupation(s) During Past 5 Years:
Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life
Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06);
Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

Other Directorships Held by Trustee:  Not Applicable

------------------------------------------------------------------------------------------------------------------------

               COMMITTEES OF THE BOARD OF TRUSTEES

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust's independent registered public accounting firm, and for the approval of the auditor's fee. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust's "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. Messrs. Frauenheim, McLellan, Bouchard, D'Annunzio and Mrs. Engler are members of the Audit Committee. Mr. Frauenheim serves as Chair of the Audit Committee. The Audit Committee had 3 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Fritts and Fredricks (non-voting) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.


On December 12, 2006, the Board of Trustees established a Governance Committee effective January 1, 2007. Mssrs. Bouchard, D'Annunzio, McLellan, Rybak and Mrs. Engler are members of the Governance Committee. Mr. McLellan serves as Chair of the Governance Committee. Mr. D'Annunzio is an ex officio (non-voting) member of the Governance Committee. The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Governance Committee, c/o Chair of the Governance Committee, Mr. Richard McLellan, P.O. Box 30902, Lansing, Michigan 48909-8402.


CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF TRUSTEES OF SHARES IN THE FUNDS OF THE TRUST


As of December 31, 2006, the Trustees beneficially owned the following interests in shares of the Funds:


----------------------------------- ------------------------------------------------------- ---------------------------------

                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT COMPANIES
                                                                                            OVERSEEN BY THE TRUSTEE IN THE
TRUSTEE                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND           FAMILY OF INVESTMENT COMPANIES

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

Mark D. Nerud(1)                    None                                                    Over $100,000

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

Michael Bouchard                    None                                                    None

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

William J. Crowley, Jr. (2)         None                                                    None

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

Dominic D'Annunzio                  None                                                    None

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

Michelle Engler                     None                                                    None

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

James Henry(2)                      None                                                    None

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

Richard McLellan(3)                 None                                                    Over $100,000

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

William R. Rybak(2)                 None                                                    None

----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------

Patricia A. Woodworth(2)            None                                                    None

----------------------------------- ------------------------------------------------------- ---------------------------------


(1) The beneficial interests of Mr. Nerud in shares of the Funds are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.

(2)  Trustees were elected to the Board of Trustees effective January 1, 2007.

(3) Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.



OWNERSHIP BY DISINTERESTED TRUSTEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST


As of November 16, 2007 [to be updated by amendment], none of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of the Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of the Fund.


SELECTION OF TRUSTEE NOMINEES

The Board is responsible for considering trustee nominees at such times as it considers electing new Trustees to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms that the Board may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating trustee nominees, the Board considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Board also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

     o The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

     o A statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940, as amended;

     o Any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o The name and address of the person submitting the recommendation, together with an affirmation of the person's investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds' investment adviser and distributor) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Board decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.


TRUSTEE COMPENSATION

The Trustee who is an "interested person" receives no compensation from the Trust. Each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $50,000, as well as a fee of $6,000 for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an annual retainer of $70,000, as well as a fee of $6,000 for each meeting of the Board of Trustees attended. The Chair of the Audit Committee receives an additional annual retainer of $10,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The Chair of the Governance Committee receives an additional annual retainer of $10,000 for his services in that capacity. The members of the Governance Committee will receive $2,500 for each Governance Committee meeting. If a Trustee participates in an in-person board or committee meeting by telephone, the Trustee will receive half of the meeting fee.

Trustees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars). However, if a Board or Committee meeting is held out of town, Trustees will not receive the "per diem" fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

The disinterested Trustees and the Trust's Chief Compliance Officer received the following compensation for their services during the fiscal year ended October 31, 2007: [to be updated by amendment]

-------------------------------- ----------------------- ------------------- --------------- -------------------
                                                             Pension or
                                                             Retirement        Estimated           Total
                                       Aggregate          Benefits Accrued       Annual      Compensation from
                                 Compensation from the    As Part of Trust   Benefits Upon     the Trust and
            Trustee                     Trust(1)              Expenses         Retirement       Fund Complex
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Michael Bouchard                           $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
William J. Crowley, Jr. (2)                $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Dominic D'Annunzio (5)                     $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Michelle Engler                            $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Joseph Frauenheim (3)                      $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
James Henry (2)                            $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Richard McLellan                           $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
William R. Rybak (2)                       $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Patricia Woodworth (2)                     $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Steven J. Fredricks (4)                    $                     $0                $0                $
-------------------------------- ----------------------- ------------------- --------------- -------------------

(1) The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

(2) Trustees were elected to the Board of Trustees effective January 1, 2007, and therefore have only received compensation for the period of January 1, 2007 through fiscal year end October 31, 2007.

(3)  Mr.  Frauenheim  retired  from the Board of Trustees  effective  January 1,
     2007.

(4) Mr. Fredricks' compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

(5) Mr. D'Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.


Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

PRINCIPAL HOLDERS OF THE TRUST'S SHARES


As of November 16, 2007 [to be updated by amendment], the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of the Trust.

As of November 16, 2007 [to be updated by amendment], no persons beneficially owned more than 5% or more of the shares of the Fund.


INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER


Jackson National Asset Management, LLC ("JNAM" or "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.


JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time without penalty upon sixty (60) days notice by the Board, the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus.


The fee paid by the Trust to the Adviser for the fiscal years ended October 31, 2006, and October 31, 2007, were $482,628 and $____________, respectively. [To be updated by amendment]


INVESTMENT ADVISER/SUB-ADVISERS AND PORTFOLIO MANAGERS

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate the sub-adviser(s) to manage the investment and reinvestment of the assets of each Fund of the Trust. The Adviser monitors the compliance of the sub-adviser(s) with the investment objectives and related policies of the Fund and reviews the performance of such sub-adviser(s) and reports periodically on such performance to the Trustees of the Trust.

JACKSON NATIONAL ASSET MANAGEMENT, LLC


     JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, makes the allocations to the Jackson Perspective 10 x 10 Fund. JNAM is a is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.


PORTFOLIO   MANAGER   COMPENSATION STRUCTURE

Assets of Jackson Perspective 10 x 10 Fund ("Fund") are invested in two mutual funds ("Underlying Funds") on a pre-determined allocation (approximately 50%) and rebalance every 13 months. JNAM manages the Fund according to those narrow asset allocation limits. In this context, the term "portfolio manager" refers to oversight of the asset allocation process, and portfolio managers perform primarily a technical, systems oversight role, insuring the proper pre-determined asset allocation in the Underlying Funds. Due to the reality that the Fund's portfolio managers do not perform any special tasks beyond their usual day-to-day functions as employees of the investment adviser and administrator to the Fund, do not perform extensive investment research and analysis on the Underlying Funds, and should not be considered portfolio managers beyond the most technical definition of the phrase "portfolio managers," there is no special compensation arrangement for the portfolio managers. The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Base salary, annual bonus, and Jackson's long-term incentive program (LTIP). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the Jackson LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of October 31, 2007: [to be updated by amendment]


William V. Simon                                                       Number Of                     Total
                                                                        Accounts                 Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Daniel W. Koors                                                        Number Of                     Total
                                                                        Accounts                 Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------


CONFLICTS OF INTEREST

As discussed herein, the Fund is invested in the Underlying Funds according to a pre-determined allocation (approximately 50%) in the Underlying Funds. Daily cash flows will require the allocation of Fund assets among the Underlying Funds. Consequently, the portfolio managers may have access to purchase and sale information related to the Underlying Funds, which may create a conflict of interest should the portfolio managers attempt to trade in shares of the Underlying Funds. Shares of the Fund and the Underlying Funds may only be acquired through the Jackson variable contracts. Pursuant to JNAM's and the Funds' Code of Ethics, purchases and sales of JNL variable contracts must be reported by all "Access Persons," including the portfolio managers, and consequently, all transactions in the Fund and Underlying Funds are monitored for compliance with the Code of Ethics. In addition, JNAM and the Funds have adopted certain compliance policies and procedures, which are reasonably designed to maintain compliance with federal and state regulatory requirements, and to prevent conflicts of interests. However, there is no guarantee that such policies and policies and procedures will detect every situation in which a conflict arises.


SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) OF THE JACKSON PERSPECTIVE 10 X 10 FUND [TO BE UPDATED BY AMENDMENT]


------------------------------- ----------------------- --------------------

SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS
                                   William V. Simon       Daniel W. Koors

------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------

None

------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------

$1-$10,000

------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------

$10,001-$50,000

------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------

$50,001-$100,000

------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------

$100,001-$500,000

------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------

$500,001-$1,000,000

------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------

Over $1,000,000

------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------


MELLON CAPITAL MANAGEMENT CORPORATION

     Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105, serves as sub-adviser to Jackson Perspective 5 Fund, Jackson Perspective Index 5 Fund, and Jackson Perspective Optimized 5 Fund. Mellon Capital also serves as co-sub-adviser to the Mellon VIP Fund. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

As of January 2006, Mellon Capital's portfolio managers responsible for passively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The portfolio manager's base salary is not based on investment performance of the Fund(s).

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

OTHER ACCOUNTS MANAGED BY THEPORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST


The following table reflects information as of October 31, 2007 [to be updated by amendment]:

Jackson Perspective VIP Fund
                                                                       Number Of                    Total
Richard Brown, Karen Wong                                               Accounts                    Assets
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------
Jackson Perspective S&P 4 Fund
Richard Brown, Karen Wong                                              Number Of                    Total
                                                                        Accounts                    Assets
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective 5 Fund
Richard Brown, Karen Wong                                              Number Of                    Total
                                                                        Accounts                    Assets
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective Index 5 Fund
Richard Brown, Karen Wong                                              Number Of                    Total
                                                                        Accounts                    Assets
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective Optimized 5 Fund
Richard Brown, Karen Wong                                              Number Of                    Total
                                                                        Accounts                    Assets
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------




CONFLICTS OF INTEREST


At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.



SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) FOR THE JACKSON PERSPECTIVE VIP FUND, JACKSON PERSPECTIVE 5 FUND, THE JACKSON PERSPECTIVE INDEX 5 FUND, AND THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND


---------------------------------- ---------------------- --------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                               Richard Brown          Karen Wong
---------------------------------- ---------------------- --------------------
---------------------------------- ---------------------- --------------------
None                                         X                     X
---------------------------------- ---------------------- --------------------
---------------------------------- ---------------------- --------------------
$1-$10,000
---------------------------------- ---------------------- --------------------
---------------------------------- ---------------------- --------------------
$10,001-$50,000
---------------------------------- ---------------------- --------------------
---------------------------------- ---------------------- --------------------
$50,001-$100,000
---------------------------------- ---------------------- --------------------
---------------------------------- ---------------------- --------------------
$100,001-$500,000
---------------------------------- ---------------------- --------------------
---------------------------------- ---------------------- --------------------
$500,001-$1,000,000
---------------------------------- ---------------------- --------------------
---------------------------------- ---------------------- --------------------
Over $1,000,000
---------------------------------- ---------------------- --------------------




PPM AMERICA, INC.

     PPM America, Inc. ("PPM"), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the Jackson PerspectiveCore Equity Fund, Jackson Perspective Large Cap Value Fund, Jackson Perspective Mid Cap Value Fund, and Jackson Perspective Small Cap Value.

PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

PPM considers compensation critical to the retention of high quality investment professionals. PPM's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Base salary, annual bonus, and PPM's long-term incentive program (LTIP). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. Annual bonus is calculated for investment professionals based primarily on the results they achieve for their clients, and the PPM LTIP program is based on the overall performance of the operations of PPM and other U.S. based affiliates. To help in retaining its investment professionals, the PPM LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following tables reflect information as of October 31, 2007: [to be updated by amendment]



Jackson Perspective Core Equity Fund
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford         Number Of                     Total
Zick                                                                    Accounts                    Assets
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective Large Cap Value Fund
                                                                       Number Of                     Total
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford          Accounts                    Assets
Zick
registered investment companies: .......................
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................
                                                                 -----------------------    ------------------------

Jackson Perspective Mid Cap Value Fund
                                                                       Number Of                     Total
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford          Accounts                    Assets
Zick
registered investment companies: .......................
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................
                                                                 -----------------------    ------------------------

Jackson Perspective Small Cap Value
                                                                       Number Of                     Total
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford          Accounts                    Assets
Zick
registered investment companies: .......................
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................
                                                                 -----------------------    ------------------------




CONFLICTS OF INTEREST

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund's investments and the investments of its other accounts.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the PPM Equity Team are managed using the same or substantially similar investment strategies that are used in connection with the management of the Value Equity Fund. Similarly, other accounts managed by Mr. Balestrieri and Ms. Bianco are managed using the same or substantially similar investment strategies that are used in connection with the management of the High Yield Bond Fund. Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective PPM America Fund. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM. Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of client managed by PPM. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. PPM seeks to manage such potential conflicts by through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE CORE EQUITY FUND, JACKSON PERSPECTIVE LARGE CAP VALUE FUND, JACKSON PERSPECTIVE MID CAP VALUE FUND, AND JACKSON PERSPECTIVE SMALL CAP VALUE FUND


----------------------------------- ------------------- ---------------- ------------------- -------------------

SECURITY OWNERSHIP OF PORTFOLIO                             Jeffrey
MANAGERS                              Richard Brody          Moran             Sam Ye           Alford Zick

----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------

None

----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------

$1-$10,000

----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------

$10,001-$50,000

----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------

$50,001-$100,000

----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------

$100,001-$500,000

----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------

$500,001-$1,000,000

----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------

Over $1,000,000

----------------------------------- ------------------- ---------------- ------------------- -------------------


PRUDENTIAL ASSET MANAGEMENT (SINGAPORE) LIMITED

     Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712 serves as sub-adviser to the Jackson Perspective Asia ex-Japan Fund, Jackson Perspective Asian Real Estate Fund, Jackson Perspective Emerging Asia Fund, Jackson Perspective Japan Fund, Jackson Perspective Asian Bond Fund, Jackson Perspective Asian Infrastructure Fund and the JNL/PAM China-India Fund. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     PAM Singapore offers competitive salary packages for its investment professionals based on industry survey data. Bonuses are tied to team-wide fund performance measures to ensure that each individual's interests are aligned with those of both the clients and the investment team. We also emphasize long-term performance. A percentage of an individual's fund performance KPIs will be tied to a rolling 3-year performance. PAM also offers Long-Term Incentive Plan (LTIP) for key staff based on a 3-year earnings cycle.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of October 31, 2007: [to be updated by amendment]


Jackson Perspective Asia ex-Japan Fund
                                                                       Number Of                     Total
Kannan Venkataramani, CFA                                               Accounts                Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective China-India Fund
DR Rao, CFA                                                            Number Of                     Total
                                                                        Accounts                 Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective Asian Real Estate Fund
                                                                       Number Of                     Total
                                                                        Accounts                 Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective Emerging Asia Fund
                                                                       Number Of                     Total
                                                                        Accounts                 Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective Japan Fund
                                                                       Number Of                     Total
                                                                        Accounts                 Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective Asian Bond Fund
                                                                       Number Of                     Total
                                                                        Accounts                 Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------

Jackson Perspective Asian Infrastructure Fund
Kannan Venkataramani, CFA                                              Number Of                     Total
                                                                        Accounts                 Assets ($Mil)
registered investment companies: .......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                                               $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                                               $
                                                                 -----------------------    ------------------------



CONFLICTS OF INTEREST

     PAM Singapore is of the view that it is not in a position of material conflict of interest in connection with its management of the Fund's investments and the investments of its other accounts. PAM Singapore manages potential conflicts between funds or with other types of accounts through a general policy of treating all clients fairly and seeks to achieve this by having policies and procedures on fair allocation of investments, customer order priority, internal review processes and oversight by independent officers.

In addition, personal transactions in securities by a portfolio manager and others may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge of Fund's and other accounts' intra-day portfolio holdings; intra-day securities transactions; proposed securities transaction, as well as current or potential investment opportunities under consideration. While the Fund and PAM Singapore have adopted a variety of compliance policies and procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited and control activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PAM Singapore and the Funds have adopted certain compliance policies and procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE ASIA EX-JAPAN FUND [TO BE UPDATED BY AMENDMENT]


----------------------------------- --------------------------------------

SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                  Kannan Venkataramani, CFA

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------

None

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------

$1-$10,000

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------

$10,001-$50,000

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------

$50,001-$100,000

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------

$100,001-$500,000

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------

$500,001-$1,000,000

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------

Over $1,000,000

----------------------------------- --------------------------------------


SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE CHINA-INDIA FUND [TO BE UPDATED BY AMENDMENT]


----------------------------------- -------------------------------

SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                     DR Rao, CFA

----------------------------------- -------------------------------
----------------------------------- -------------------------------

None

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$1-$10,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$10,001-$50,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$50,001-$100,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$100,001-$500,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$500,001-$1,000,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

Over $1,000,000

----------------------------------- -------------------------------


SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE ASIAN REAL ESTATE FUND [TO BE UPDATED BY AMENDMENT]


----------------------------------- --------------------------------

SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                  Chow Wing Kin, CFA

----------------------------------- --------------------------------
----------------------------------- --------------------------------

None

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$1-$10,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$10,001-$50,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$50,001-$100,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$100,001-$500,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$500,001-$1,000,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

Over $1,000,000

----------------------------------- --------------------------------


SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE EMERGING ASIA FUND [TO BE UPDATED BY AMENDMENT]


----------------------------------- --------------------------------

SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                               Kannan Venkataramani, CFA

----------------------------------- --------------------------------
----------------------------------- --------------------------------

None

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$1-$10,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$10,001-$50,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$50,001-$100,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$100,001-$500,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

$500,001-$1,000,000

----------------------------------- --------------------------------
----------------------------------- --------------------------------

Over $1,000,000

----------------------------------- --------------------------------


SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE JAPAN FUND [TO BE UPDATED BY AMENDMENT]


----------------------------------- -------------------------------

SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                     Dean Cashman

----------------------------------- -------------------------------
----------------------------------- -------------------------------

None

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$1-$10,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$10,001-$50,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$50,001-$100,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$100,001-$500,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

$500,001-$1,000,000

----------------------------------- -------------------------------
----------------------------------- -------------------------------

Over $1,000,000

----------------------------------- -------------------------------


SECURITY   OWNERSHIP   OF  PORTFOLIO   MANAGERS  FOR  THE  JACKSON   PERSPECTIVE
INFRASTRUCTURE FUND [TO BE UPDATED BY AMENDMENT]


----------------------------------- ---------------------------------

SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                               Kannan Venkataramani, CFA

----------------------------------- ---------------------------------
----------------------------------- ---------------------------------

None

----------------------------------- ---------------------------------
----------------------------------- ---------------------------------

$1-$10,000

----------------------------------- ---------------------------------
----------------------------------- ---------------------------------

$10,001-$50,000

----------------------------------- ---------------------------------
----------------------------------- ---------------------------------

$50,001-$100,000

----------------------------------- ---------------------------------
----------------------------------- ---------------------------------

$100,001-$500,000

----------------------------------- ---------------------------------
----------------------------------- ---------------------------------

$500,001-$1,000,000

----------------------------------- ---------------------------------
----------------------------------- ---------------------------------

Over $1,000,000

----------------------------------- ---------------------------------


SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE ASIAN BOND FUND [TO BE UPDATED BY AMENDMENT]


----------------------------------- ------------------------------- ------------------------------

SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                  Ooi Boon Peng, CFA                Low Guan, CFA

----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------

None

----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------

$1-$10,000

----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------

$10,001-$50,000

----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------

$50,001-$100,000

----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------

$100,001-$500,000

----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------

$500,001-$1,000,000

----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------

Over $1,000,000

----------------------------------- ------------------------------- ------------------------------


STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

     Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041, serves as co-sub-adviser with Mellon Capital for the Jackson Perspective S&P 4 Fund. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Massimo Santicchia's compensation is a combination of salary and bonus. Bonuses are based on the overall profits of the Investment Services division of Standard & Poor's, of which SPIAS is a part.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of October 31, 2007: [to be updated by amendment]

Jackson Perspective S&P 4 Fund
Massimo Santicchia [to be updated by amendment]                        Number Of               Approximate Total
                                                                        ACCOUNTS                    ASSETS
Registered investment companies: .......................

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

Other pooled investment vehicles:.......................

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

Other accounts:.........................................

                                                                 -----------------------    ------------------------


CONFLICTS OF INTEREST

The portfolio managers manage multiple accounts and there are potential conflicts of interest. The portfolio managers are required to sign the SPIAS Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that our advice to our clients must not be affected by conflicts of interest.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE S&P 4 FUND [TO BE UPDATED BY AMENDMENT]



---------------------------------------- -------------------------

SECURITY OWNERSHIP OF PORTFOLIO             Massimo Santicchia
MANAGERS

---------------------------------------- -------------------------
---------------------------------------- -------------------------

None

---------------------------------------- -------------------------
---------------------------------------- -------------------------

$1-$10,000

---------------------------------------- -------------------------
---------------------------------------- -------------------------

$10,001-$50,000

---------------------------------------- -------------------------
---------------------------------------- -------------------------

$50,001-$100,000

---------------------------------------- -------------------------
---------------------------------------- -------------------------

$100,001-$500,000

---------------------------------------- -------------------------
---------------------------------------- -------------------------

$500,001-$1,000,000

---------------------------------------- -------------------------
---------------------------------------- -------------------------

Over $1,000,000

---------------------------------------- -------------------------

WELLINGTON MANAGEMENT COMPANY, LLP


     Wellington Management Company, LLP ("Wellington Management"), with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as sub-adviser to the Jackson Perspective Money Market Fund and JNL Money Market Fund. Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of August 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.


                                SUB-ADVISORY FEES

As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for the Fund. The fee for each Fund is stated as an annual percentage of the net assets of the Fund, and is calculated based on the average net assets of the Fund.

The following is the management fee the Adviser currently is obligated to pay the sub-adviser out of the advisory fees it receives from the Fund as described elsewhere in this SAI and the Prospectus:

  ------------------------------------------------------------ ------------------------------------------ -------------

                             FUND                                               ASSETS                        FEES

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  JNL Money Market Fund                                        $0 to $750 million......................     0.05%(1)
                                                               Over $750 million.......................     0.04%(1)


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Money Market Fund                        $0 to $750 million......................     0.05%(1)
                                                               Over $750 million.......................     0.04%(1)


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective 5 Fund                                   $0 to $50 million.......................     0.12%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Index 5 Fund                             $0 to $50 million.......................     0.12%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Optimized 5 Fund                         $0 to $50 million.......................     0.12%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective S&P 4 Fund                               All Assets..............................   0.15%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective S&P 4 Fund(2)                            $0 to $50 million.......................   0.12%
                                                               $50 to $100 million.....................   0.06%
                                                               $100 to $750 million....................   0.03%
                                                               Over $750 million.......................   0.015%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective VIP Fund                                 $0 to $50 million.......................   0.12%
                                                               $50 to $100 million.....................   0.06%
                                                               $100 to $750 million....................   0.03%
                                                               Over $750 million.......................   0.015%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Core Equity Fund                         $0 to $150 million......................   0.25%
                                                               $150 to $300 million....................   0.20%
                                                               Over $300 million.......................   0.17%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Large Cap Value Fund                     $0 to $150 million......................   0.25%
                                                               $150 to $300 million....................   0.20%
                                                               Over $300 million.......................   0.17%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Mid Cap Value Fund                       $0 to $150 million......................   0.25%
                                                               $150 to $300 million....................   0.20%
                                                               Over $300 million.......................   0.17%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Small Cap Value Fund                     $0 to $150 million......................   0.25%
                                                               $150 to $300 million....................   0.20%
                                                               Over $300 million.......................   0.17%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Asian Bond Fund                          All Assets                                 0.30%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Asia ex-Japan Fund                       $0 to $500 million......................   0.45%
                                                               Over $500 million.......................   0.40%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective China-India Fund                         $0 to $500 million......................   0.45%
                                                               Over $500 million.......................   0.40%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Emerging Asia Fund                       $0 to $500 million......................   0.45%
                                                               Over $500 million.......................   0.40%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Japan Fund                               $0 to $500 million......................   0.45%
                                                               Over $500 million.......................   0.40%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Asian Real Estate Fund                   $0 to $500 million......................   0.45%
                                                               Over $500 million.......................   0.40%


  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------

  Jackson Perspective Asian Infrastructure Fund                $0 to $500 million......................   0.45%
                                                               Over $500 million.......................   0.40%


  ------------------------------------------------------------ ------------------------------------------ -------------


(1) The assets of the JNL/Select Money Market Fund of the JNL Series Trust and the assets of the Jackson Perspective Money Market Fund and JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

(2)  These sub-advisory fees are paid to Mellon Capital.


The sub-advisory fees payable by the Adviser to the sub-advisers may be reduced as agreed to by the parties from time to time and approved by the Board of Trustees.

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and the sub-advisers, the sub-advisers invest and reinvest the Fund's assets consistent with each Fund's respective investment objectives and policies. The investment sub-advisory agreements continue in effect for the Funds from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Funds and by the shareholders of the affected Funds or the Board of Trustees. The sub-advisory agreements may be terminated at any time upon 60 days notice by either party and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Funds. Additional Funds may be subject to a different agreement. Sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage each respective Fund to comply with the provisions of Section 851 of the Internal Revenue Code, applicable to the Fund.

LICENSE AGREEMENTS. Jackson has entered into a License Agreement with Dow Jones & Company under the terms of which the Funds and Jackson are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

Jackson has entered into a License Agreement with Standard & Poor's(R). The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, which are determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Jackson has entered into a License Agreement with Value Line(R). Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor. VLPI has no obligation to take the needs of Jackson or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

Jackson has entered into a License Agreement with The Nasdaq Stock Market, Inc. The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"THE  NASDAQ-100(R),"   "NASDAQ-100  INDEX(R),"  "NASDAQ  STOCK  MARKET(R)"  AND
"NASDAQ(R)" ARE TRADE OR SERVICE MARKS OF THE NASDAQ, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR USE BY JACKSON. THE CORPORATIONS HAVE NOT PASSED ON THE LEGALITY OR SUITABILITY OF THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND. THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND IS NOT ISSUED, ENDORSED, SPONSORED, MANAGED, SOLD OR PROMOTED BY THE CORPORATIONS. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND.


Jackson Perspective Index 5 Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed Jackson Perspective Index 5 Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


ADMINISTRATIVE FEE. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds. In addition, the Administrator provides fund accounting and administration services for each Fund. Each Fund (except the JNL Money Market Fund) is responsible for audit expenses, transfer agent costs, custody, printing and mailing, trading expenses including brokerage commissions, interest and taxes, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees, registration/regulatory expenses, and other operating expenses.


CUSTODIAN. The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.


Mellon Trust of New England, N.A. (formerly Boston Safe Deposit & Trust Company), One Boston Place, Boston, Massachusetts 02108, acts as custodian for the Funds (except the Jackson Perspective 10 x 10 Fund). The custodian is an affiliate of Mellon Capital Management Corporation.

The Trust acts as custodian for the Jackson Perspective 10 x 10 Fund.


TRANSFER AGENT. JNAM is the transfer agent and dividend-paying agent for the following Funds of the Trust: JNL Money Market Fund, Jackson Perspective China-India Fund, Jackson Perspective Asian Real Estate Fund, Jackson Perspective Emerging Asia Fund, Jackson Perspective Japan Fund, Jackson Perspective Asian Dynamic Fund, Jackson Perspective Asian Bond Fund, Jackson Perspective Infrastructure Fund, Jackson Perspective Small Cap Value Fund, Jackson Perspective Mid Cap Value Fund, Jackson Perspective Large Cap Value Fund, and Jackson Perspective Core Equity Fund.

PFPC, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, is the transfer agent pursuant to a Transfer Agency Agreement for the following Funds of the
Trust: Jackson Perspective 5 Fund, Jackson Perspective Index 5 Fund, Jackson Perspective 10 x 10 Fund, Jackson Perspective Money Market Fund, Jackson Perspective S&P 4 Fund, and Jackson Perspective VIP Fund.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have appointed KPMG LLP as the Trust's independent registered public accounting firm. KPMG LLP, 303
E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Trust's annual financial statements and will perform other professional accounting, auditing and advisory services when engaged to do so by the Trust.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each Fund consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.


During the fiscal year ended October 31, 2007, the Funds did not direct portfolio securities transactions nor pay any commissions thereon, to broker-dealers which provided research services to the JNL Money Market Fund's sub-adviser. [to be updated by amendment]

During the fiscal year ended October 31, 2007, the Funds did not pay any commissions thereon, to affiliated broker-dealers of the JNL Money Market Fund's sub-adviser. [to be updated by amendment]


Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds, acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and sub-advisers, may not take into account the broker-dealers' promotion or sale of Fund shares. The Trust, JNAM, the sub-advisers and Jackson National Life Distributors LLC, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.


THE DISTRIBUTOR. Jackson National Life Distributors LLC ("Distributor" or "JNLD"), 7601 Technology Way, Denver, Colorado 80237, is the distributor of the shares of the Fund, which are offered for sale on a continuous basis. JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on August 30, 2006, and will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the Trustees and (ii) by a majority of the Trustees who are not a party to the Agreement or interested persons of any such party.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:


     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. d/b/a Invest Financial Corporation,

     o    Investment Centers of America, Inc., and

     o    Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. The fees range between 0.30% and 0.45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

DISTRIBUTION PLAN. Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

On August 30, 2006, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the Distribution Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund (with the exception of the JNL Money Market Fund). The Board of Trustees of the Trust, including a majority of the Independent Trustees, also approved a Distribution Plan for Class C interests of each Fund. Also at that meeting, the Board, including a majority of the Independent Trustees, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of the Trust. JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson and Jackson National Life Insurance Company of New York.

Under the Distribution Plan for the Class A Shares, each Fund will accrue daily and pay quarterly a distribution fee at a maximum annual rate of 0.25% (with the exception of the Jackson Perspective 10 x 10 Fund and JNL Money Market Fund, which has no distribution fee for Class A shares) of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Distribution Plan and applicable law, the distribution fees reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services. The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

     o Development, preparation, printing and mailing of Class A Funds' prospectuses, SAIs or supplements, sales literature and other promotional materials describing and/or relating to the Fund and reports or communications which the Trust has prepared for distribution;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Class A shares;

     o Other distribution-related expenses, including pro-rated portion of Distributor's overhead expenses attributable to the distribution of Class A Shares, as well as for additional distribution fees paid to securities dealers or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Trust, Distributor or its affiliates, or for certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels;

     o    Training sales personnel regarding sales of Class A shares; and

     o Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Class A shares.

Under the Distribution Plan for the Class C Shares, each Fund will accrue daily and pay quarterly a distribution fee at a maximum annual rate of 1.00% of the average daily net assets attributable to the Class C interests of the Fund (except the Jackson Perspective 10 x 10 Fund, which has a 0.75% distribution fee). The Funds' distributor may advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, the Distributor may retain the service fee paid by a Fund with respect to such shares for the first year of purchase. The Distributor and its
affiliates   are  entitled  to  return  all  service  fees  payable   under  the
Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the Distributor or its affiliates for shareholder accounts.

To the extent consistent with the Distribution Plan and applicable law, the distribution fees may be used to reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services. The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

     o    Development,  preparation,  printing  and  mailing  of  Class C Funds'
          prospectuses,   SAIs  or  supplements,   sales  literature  and  other
          promotional materials describing and/or relating to the Fund;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Class C shares;

     o Other distribution-related expenses, including pro-rated portion of Distributor's overhead expenses attributable to the distribution of Class C shares, as well as for additional distribution fees paid to securities dealers or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Trust, Distributor or its affiliates, or for certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels;

     o    Training sales personnel regarding sales of Class C shares; and

     o Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Class C shares.

INITIAL SALES CHARGE AND CONTINGENT DEFERRED SALES CHARGE. As described in the prospectus, Class A shares of each Fund (except the JNL Money Market Fund and Jackson Perspective Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. A contingent deferred sales charge ("CDSC") is imposed upon certain redemptions of the Class A Shares.

         CLASS A

EQUITY FUNDS                     SALES CHARGE               DEALER CONCESSION

Up to $49,999.99                      5.75%                          5.00%
$50,000 to $99,999.99                 4.50%                          3.75%
$100,000 to $249,999.99               3.50%                          2.75%
$250,000 to $499,999.99               2.50%                          2.00%
$500,000 to $749,999.99               2.00%                          1.60%
$750,000 to $999,999.99               1.50%                          1.20%
$1,000,000 +                          0.00%                          1.00%*



FIXED INCOME FUNDS               SALES CHARGE               DEALER CONCESSION

Up to $99,999.99                      3.75%                          3.00%
$100,000 to $249,999.99               3.50%                          2.75%
$250,000 to $499,999.99               2.50%                          2.00%
$500,000 to $749,999.99               2.00%                          1.60%
$750,000 to $999,999.99               1.50%                          1.20%
$1,000,000 to $3,999,999.99           0.00%                          1.00%*
$4,000,000 to $9,999,999.99           0.00%                          0.50%*
$10,000,000 +                         0.00%                          0.25%*


     * You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase.


                                 CLASS C SHARES

Class C shares are offered at NAV without a front-end sales charge. Annual distribution fees are 1.00%. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. After 10 years, the Class C shares convert to Class A shares.

Requests to buy Class C shares that exceed $500,000 will either be accepted and processed as requests to buy Class A shares, or declined.

Each Fund receives the net assets from the sale of shares. The Distributor retains the sales charge on sales of Class A shares from which it allows concessions from the applicable public offering price to dealers, which concessions are uniform for all dealers in the U.S. and its territories. The normal concession allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Funds' sales-related expenses are lower for certain of such classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or
(iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the sub-advisers and JNLD have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust's and the Adviser's Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

PROXY VOTING FOR SECURITIES HELD BY THE FUNDS. The Board of Trustees has adopted the proxy voting policy and procedure ("Trust Policy") of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the sub-advisers. The Trust has adopted each of the sub-adviser's proxy voting policies and procedures ("Policies"). The Policies (or summaries) are attached to this SAI. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Funds' shareholders, the Adviser, or the Sub-Advisers, the Sub-Advisers will generally vote the proxies related to the companies giving rise to such conflict, and report to the Board of Trustees on such conflicts.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-advisers will monitor situations that may result in a conflict of interest between the Funds' shareholders and the sub-advisers, or affiliate of the Funds. A description of the Policies used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available without charge, upon request by calling (1) 1-888-276-0061, (2) on Jackson National Life Insurance Company's website at WWW.JNL.COM, (3) on Jackson National Life Insurance Company of New York's website at WWW.JNLNY.COM, and (4) on the SEC's website at WWW.SEC.GOV.


                       DISCLOSURE OF PORTFOLIO INFORMATION

POLICIES AND PROCEDURES

I.   INTRODUCTION

JNAM is the investment adviser to the Funds and certain non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers' respective "Sub-Advisory Agreements" with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds' Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services. The Funds underlie certain variable products sponsored by Jackson and Jackson NY, and are primarily sold to the separate accounts of those variable products. The Funds are also sold to participants in certain "Qualified Retirement Plans."

Certain of the Funds underlie variable products sponsored by Jackson and Jackson NY, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain "Qualified Retirement Plans." Certain of the Funds are sold to the public as retail mutual funds.

II.  STATEMENT OF POLICY

JNAM, the Distributor, and the Funds' Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. In adopting these policies and procedures, the Funds' Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders). The procedures are designed to control the disclosure of Fund portfolio information. These policies and procedures are intended to balance the interests of the Funds' shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds' portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds' portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

     A. POLICY REQUIREMENTS. In order to implement this policy, the procedures generally provide that:

          (i) Information about the Funds' portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

          (ii) Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds' President;

          (iii) Portfolio holdings information for certain of the Funds(1) (including, but not limited to, the "Fund of Funds," "ETF Funds," "Target Funds," and "Index Funds") that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds' website one (1) day prior to the use of any printed materials; and

          (iv) Information about the Funds' portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

                  The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

     B. PUBLIC DISCLOSURES. Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III. DISCLOSURES

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

     A.   PORTFOLIO OVERVIEWS.

          (i) ACTIVELY MANAGED FUNDS. The Funds and the Distributor may disclose the Funds' ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM one (1) day prior to the use of any printed materials.

          (ii) INDEX FUNDS, ETF FUNDS, FUND OF FUNDS, AND TARGET FUNDS. For the Index Funds, the ETF Funds, the Fund of Funds, and the Target Funds (generally, those Funds sub-advised by Standard & Poor's Investment Advisory Services LLC and/or Mellon Capital Management Corp.), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, thirty (30) days after any of the following:

               (A)  The relevant reporting periods;

               (B)  The "Stock Selection Date"; or

               (C)  The  effective   date  of  new  money   allocations   and/or
                    rebalances.

          Provided that such disclosures are not provided to any broker-dealers on a preferential basis. The Funds will disclose such portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM one (1) day prior to the use of any printed materials.

     B. SERVICE PROVIDERS. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

          (i) On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

          (ii) At such time as those service providers may request; and/or

          (iii) As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

     The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.

     C. OTHER DISCLOSURES. The Funds periodically provide information concerning their portfolio holdings to the Adviser's consultants, service providers, and the Funds' Board in connection with transactions/services provided to, or on behalf of, the Funds. In addition to the Adviser, these service providers may include any sub-adviser, distributor, auditor, and/or legal counsel to the funds, the trustees or the service providers. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Funds' President, in writing, and upon his/her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

     D. REGULATORY DISCLOSURES. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

IV.  REPORTING, RECORDKEEPING, AND EXCEPTIONS

Any exceptions to these policies and procedures authorized by the Funds' President shall be reported to the Funds' Board. The Funds' Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.


                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Shares of the JNL Money Market Fund and Jackson Perspective Money Market Fund may be purchased at their respective net asset values which is expected to be constant at $1.00 per share, although this price is not guaranteed.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the net asset value ("NAV") of each Fund's shares is determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of the Fund's shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on any days so determined by the Funds' Board.

The Fund will not calculate a NAV or accept orders on the days the NYSE is closed, as well as Federal holidays.

The per share NAV of the Funds is determined by dividing the total value of the securities and other assets, less liabilities of each Fund's share class, by the total number of shares outstanding per share class. In determining per share NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. The Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within sixty (60) days are valued on the amortized cost basis.

The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Funds' Board, the "fair value" of securities for which a current market price is not available.

Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's NAV is not calculated.

A Fund calculates its per share NAV, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the
Trust's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. If market quotations as to any security held by a Fund are not readily available, or if JNAM determines such quotations are not reflective of market value, the "fair value" or such security shall be determined in good faith pursuant to these procedures. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value.

The securities of the JNL Money Market Fund and the Jackson Perspective Money Market Fund are valued at amortized cost, which approximates market value, in accord with Rule 2a-7 under the 1940 Act. The net income of a Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. For the Jackson Perspective Money Market Fund, dividends will be accrued on the second day of investment. Shares purchased become entitled to dividends declared as of the first day of investment. For the Jackson Perspective Money Market, unless instructed otherwise, dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income. For the JNL Money Market Fund dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) shall consist of: (i) all interest income accrued on the portfolio assets of the Fund, (ii) less all actual and accrued expenses, and (iii) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

The Trust may suspend the right of redemption for the Funds only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

           DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

DESCRIPTION OF SHARES. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of the Fund would participate equally in the earnings, dividends, and assets of the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only the Fund even though: (i) the matter has not been approved by a majority vote of the shares of any other Fund; or (ii) the matter has not been approved by a majority vote of the shares of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

     o    Designate a Fund of the Trust;

     o    Change the name of the Trust; or

     o Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX MATTERS

TAXES. The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. This information is general in nature only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The information is based upon current provisions of the Internal Revenue Code of 1986, as amended ("Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The information applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The information here and in the prospectus is not intended as a substitute for careful tax planning.


Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Fund will not pay federal income taxes. To qualify as a regulated investment company, a Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from taxable obligations as well as tax exempt obligations and net short-term capital gains, if any), must meet the 90% qualifying income requirements (which specify under the Code that 90% of gross income for a Fund must be derived from acceptable security types and transactions) and must meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

DIVIDENDS. The Jackson Perspective Money Market Fund and JNL Money Market Fund ordinarily declares dividends from a Fund's net investment income and net short-term capital gains, if any, on each day the NYSE and Transfer Agent is open for regular business. Earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends are usually paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you redeem less than all of the shares in your money market account (a "partial redemption"), all dividends to which you are entitled will be paid to your account on the last calendar day of the month in which you made a partial redemption.

DISTRIBUTIONS. All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income (which includes any short-term capital gains) are generally taxable to a U.S. shareholder as ordinary income. However, as further discussed herein, certain ordinary income distributions received by a Fund may be taxed at the capital gains tax rates. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.


Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain ordinary income derived from qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund is required under the Code to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for a lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Funds not invested in equity securities that generate dividend income with moderate to low portfolio turnover rates will generally not derive significant amounts of qualifying dividend income.


Federal regulations requires that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. Failure to furnish a certified TIN to the Transfer Agent could subject you to a $50 penalty imposed by the Internal Revenue Service and possible federal withholdings on dividend income earned.


SALES OF SHARES. Upon the disposition of shares of a Fund (whether by redemption or exchange), a shareholder will realize a gain or a loss. Such gain or loss will be deemed a capital gain or loss if the shares are considered capital assets in the shareholder's hands, and long-term or short-term designation will generally depend upon the shareholder's holding period of its investment. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced with substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Generally, if you received capital gain distributions (or had to report undistributed capital gains) on mutual fund shares that you held for 6 months or less and sold at a loss, you would report only the part of the loss that is more than the capital gain distribution (or undistributed capital gain), as a short-term capital loss. The rest of the loss is reported as a long-term capital loss.


BACKUP WITHHOLDING. Each Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.


OPTIONS, FUTURES AND FORWARD CONTRACTS. The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts. Some of the options, futures and forward contracts used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.


Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddles rules have been promulgated, the tax consequences of transactions in options, futures, and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.


The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts. If a Fund engages in a significant level of straddles as part of its investment strategy, qualifying dividend income which is subject to a 15% tax rate may be substantially reduced since dividend income from securities utilized in straddles may not meet the holding period requirements necessary to be classified as qualified dividend income.


PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment type income.


Currently, the Fund elects to mark to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, there would be no fund level tax, but the Fund could in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.


Because the application of PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.


Generally, a tax credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund' s income will flow through to shareholders of the Fund. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. As such, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. In addition, the foreign tax deduction or credit may be limited for those subject to the alternative minimum tax. Shareholders are advised to consult their own tax adviser.


ORIGINAL ISSUE DISCOUNT. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.



The fees and charges you pay to acquire or redeem shares of a mutual fund are not deductible. You can usually add acquisition fees and charges to your cost of the shares and thereby increase your basis. A fee paid to redeem the shares is usually a reduction in the redemption price (sales price). You cannot add your entire acquisition fee or load charge to the cost of the mutual fund shares acquired if all the following conditions apply:

     1. You get a reinvestment right because of the purchase of the shares or the payment of the fee or charge;

     2.   You dispose of the shares within 90 days of the purchase date; and

     3. You acquire new shares in the same mutual fund or another mutual fund, for which the fee or charge is reduced or waived because of the reinvestment right you got when you acquired the original shares.

The amount of the original fee or charge in excess of the reduction in (3) is added to the cost of the original shares. The rest of the original fee or charge is added to the cost basis of the new shares (unless all three conditions above also apply to the purchase of the new shares).

                              FINANCIAL STATEMENTS


The financial statements of the JNL Investors Series Trust for the period ended October 31, 2007 are incorporated by reference (which means they legally are part of this SAI) from the Trust's Annual Report to shareholders. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.



                                                                   V6043 12/07

--------

(1) The Fund of Funds, ETF Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/S&P Growth Retirement Strategy Fund, the Jackson Perspective 5 Fund, and the JNL/Mellon Capital Management International Index Fund) generally include those Funds sub-advised by Standard & Poor's Investment Advisory Services LLC and/or Mellon Capital Management Corp. The Fund of Funds, ETF Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

               PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

I.   INTRODUCTION

The Funds are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX. The period covered by the Funds' Form N-PX filing with the SEC is July 1st through June 30th of the following year.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub-advisers ("Sub-Advisers") conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers' respective "Sub-Advisory Agreements" with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.  DELEGATION TO THE SUB-ADVISERS

JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds' Sub-Advisers, or other third party vendors, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided below, it is the JNAM's policy to delegate its proxy voting responsibility, as delegated to JNAM by the Funds' Board, to the Sub-Advisers of each Fund and to maintain substantial oversight to ensure that each Fund's Sub-Adviser has written policies that meet certain minimum standards, as follows:

A. The policies are expected to be reasonably designed to protect the best interests of the Fund.

B. JNAM expects that a Sub-Adviser's proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser's, through separate written means) should address at least the following issues:

     o The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

     o    Policies   and   procedures   relating  to  matters  that  may  affect
          substantially the rights or privileges of the holders of securities to be voted; and

     o Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

     The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser's proxy voting policies, the proxy shall be cast in accordance with those policies.

C. To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D. Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

     o    Name of the issuer of the portfolio security;
     o    Exchange ticker symbol of the portfolio security;
     o    The CUSIP number of the portfolio security;
     o    The shareholder meeting date;
     o    A brief identification of the matter voted on;
     o    Whether the matter was proposed by the issuer or by a security holder;
     o    Whether the registrant cast its vote on the matter;
     o    How the registrant cast its vote; and
     o    Whether the Sub-Adviser cast its vote for or against management.

E. JNAM shall report at least annually to the Funds' Board, on the Funds' proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers' proxy voting policy, and any recommended changes in the Funds' proxy voting policies, and/or any recommended changes in the third party service providers.

III. RESERVATION OF JNAM'S AUTHORITY

JNAM shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Funds' Board for review. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

     o    Voting a proxy for securities held in a passively managed index fund;
     o Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and
     o Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, JNAM reserves the right to vote proxies with respect to any portfolio of a Fund that is operated as "Funds of Funds" pursuant to Section 12(d)(1)(G) of the 1940 Act. Those portfolios invest solely in shares of other Funds. As a result, JNAM anticipates that all of the proposals to be voted on by the Fund of Funds portfolios will previously have been presented to the Funds' Board.

Accordingly, it is JNAM's policy to vote Fund shares held by the Fund of Funds portfolios in accordance with the recommendation of the relevant Funds' Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board. JNAM believes that since all of the Funds' Board comprises a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest. JNAM will report to the Funds' Board at least annually, as set forth herein, with respect to JNAM's voting of proxies on behalf of the Fund of Funds portfolios.

IV.  RECORDKEEPING

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds. In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

SCHEDULE A

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JNAM Clients
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JNL SERIES TRUST
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JNL INVESTORS SERIES TRUST
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JNL VARIABLE FUND LLC
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JNLNY VARIABLE FUND I LLC
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
                          MELLON FINANCIAL CORPORATION

                               PROXY VOTING POLICY
                               (Approved 09/08/06)



1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.
     Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

                                PPM AMERICA, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                        ADOPTED JUNE 19, 2003, AS AMENDED

                          LAST REVIEWED MARCH 31, 2007

     The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the "Act"). The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc. ("PPM") votes proxies on behalf of its clients and to ensure that proxies are voted in the best economic interests of clients. The policies and procedures are tailored to suit PPM's advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I. RESPONSIBILITY FOR VOTING. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:

     o the client is subject to the Employee Retirement Income Security Act ("ERISA") and the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;

     o    the client otherwise instructs PPM; or

     o in PPM's judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

     The financial interest of PPM's clients is the primary consideration in determining how proxies should be voted.

     When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the "Voting Guidelines"). The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services ("ISS"), set forth PPM's positions on recurring issues and criteria for addressing non-recurring issues.


II. OVERSIGHT. The Public Equity Group oversees the proxy voting process, reviews these policies and procedures, including the Voting Guidelines, at least annually and proposes any changes to Senior Management. The Public Equity Group also grants authority to certain PPM employees or services to vote proxies in accordance with the Voting Guidelines.

III. ADMINISTRATION. All proxies received by PPM for voting, including those received by portfolio management groups other than the Public Equity Group, will be forwarded to Portfolio Services for administration. PPM has engaged an independent third party service, Institutional Shareholder Services ("ISS"), to provide administrative assistance in connection with the voting of proxies. ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting. ISS' primary function with respect to PPM is to apprise us of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals. ISS also will electronically vote proxies in accordance with PPM's instructions.

     PPM retains final authority and fiduciary responsibility for the voting of proxies.

     A.   RECEIPT AND RECORDING OF PROXY INFORMATION.

          1. Portfolio Services is responsible for establishing in the records for each client whether the client has:

               o vested PPM with proxy voting authority or has reserved or delegated that responsibility to another, designated person; and

               o adopted a proxy voting policy that PPM is required to follow, including one that would require voting on issues relating to social and/or political responsibility.

          2. For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS.

          3. ISS shall input all proxy information into its system and shall publish a daily report that identifies pending meetings and due dates for ballots.

     B.   RECONCILIATION OF HOLDINGS.

          1. Portfolio Services shall forward a current list of portfolio holdings to ISS weekly; and

          2. For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.

     C.   TRANSMISSION  OF  BALLOTS.   ISS  shall  transmit  each  proxy  ballot
          (electronically or by mail).

     D. RECORDS. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:

          1. a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);

          2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

          3. a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;

          4. a copy of each written client request for PPM's proxy voting record; and

          5. a copy of any written response from PPM to any client request (written or oral) for PPM's proxy voting record.

     E. AVAILABILITY OF RECORDS. Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as the clients reasonably request. ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients. Client requests for such information will be forwarded to Portfolio Services for fulfillment and tracking purposes.

IV.  VOTING POLICY.

     A. CLIENT POLICY. If a client has a proxy voting policy that it has delivered to PPM, PPM shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy. Portfolio managers shall be responsible for reviewing client directed voting policies and Legal/Compliance will periodically review votes cast to ensure compliance with such policies.

     B. NO CLIENT POLICY. If a client does not have or does not deliver a proxy voting policy to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client's account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.

V. VOTING ANALYSIS AND GUIDELINES. PPM has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.

     A.   RESEARCH.   PPM   utilizes   ISS  to   perform   research   and   make
          recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.

     B. ANALYSIS. ISS shall deliver to PPM research and vote recommendations electronically for analysis.

As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their shall review and:

     o if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required. Portfolio Services shall then confirm with ISS that the recommended vote is appropriate for transmission; or

     o if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal/Compliance to determine whether there is a potential conflict of interest. If there is no conflict of interest, the vote shall be submitted to ISS for transmission. If a conflict of interest is identified, the vote shall be submitted to the Conflicts Committee and the Conflicts Committee will review the proposed vote to determine if the vote is consistent with these policies and procedures, and if so, approve the submission of the vote to ISS for transmission.

VI. CONFLICTS OF INTEREST. To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and votes are generally cast based upon the recommendations of ISS. In the event that PPM determines that a proxy should be voted in a manner contrary to the policy set forth in the Voting Guidelines, the following shall apply:

     A. IDENTIFICATION. Legal/Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:

          o the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;

          o an officer or board member of the issuer is also an employee of PPM;

          o    PPM has a personal or business relationship with a participant in
               the  proxy  contest,   corporate   directors  or  candidates  for
               corporate directorship;

          o PPM or an affiliate is providing a service to a company whose management is soliciting proxies;

          o PPM has an interest in the outcome of the matter before shareholders; or

          o the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.

     B. RESOLUTION. PPM shall maintain a list of all issuers with whom it is deemed to have a potential conflict voting proxies (the "Identified Issuers") and will provide such list to ISS and update the list from time to time. For any meeting of shareholders of an Identified Issuer, the Conflicts Committee will conduct an independent review of the proposed vote. The Conflicts Committee may include any member of the Public Equity Group, the chief compliance officer of PPM or general counsel of PPM, but may not be the person with whom the Identified Issuer has a relationship or a member of the portfolio management group that invests in such Identified Issuer.

                                                                     APPENDIX B

                                PPM AMERICA, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                 REQUEST FOR VOTE CONTRARY TO VOTING GUIDELINES

Section V of the Proxy Voting Policies and Procedures of PPM America, Inc. (the "Procedures") permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee. The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients. Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures. IN ORDER TO FACILITATE THE PROCESS OF REVIEWING ANY REQUEST FOR A VOTE CONTRARY TO THE VOTING GUIDELINES, PLEASE PROVIDE THE FOLLOWING
INFORMATION:

PART I.  REQUEST AND RELATED FACTS (TO BE COMPLETED BY THE PORTFOLIO MANAGER)

1.   State  the  provision  of  the  Voting   Guidelines  that  applies  to  the
     shareholder proposal:

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GRAPHIC OMITTED [BOX]

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2.   Describe below (or attach hereto) the recommended  vote,  together with the relevant factors you considered related to the recommended vote. IN PARTICULAR, PLEASE DESCRIBE ANY CIRCUMSTANCE OR FACTOR IN WHICH THE PROPOSED RECOMMENDATION MAY BE DEEMED TO BE THE PRODUCT OF A CONFLICT OF INTEREST OR RESULT IN A BREACH OF THE DUTIES OWED TO PPM'S CLIENTS BY EITHER ANY INDIVIDUAL OR PPM (IF NONE, PLEASE INDICATE ACCORDINGLY):

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GRAPHIC OMITTED [BOX]

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REQUESTED FOR APPROVAL:

I CERTIFY THAT I HAVE READ AND UNDERSTAND THE SECTION(S) OF THE VOTING GUIDELINES THAT WOULD OTHERWISE RESULT IN A VOTE CONTRARY TO THE RECOMMENDED VOTE LISTED ABOVE AND TO THE BEST OF MY KNOWLEDGE I BELIEVE THAT THE PROPOSED RECOMMENDATION (I) IS NOT THE RESULT OF A CONFLICT OF INTEREST AND (II) DOES NOT RESULT IN A BREACH OF THE DUTIES OWED TO PPM CLIENTS BY ME, ANY INDIVIDUAL AT PPM OR PPM.

-----------------------------     ------------------------     ----------------
Name                              Title                        Date

Approved by (Conflicts Committee)


-----------------------------     ------------------------     ----------------
Name


PART II: CONFLICTS COMMITTEE DUE DILIGENCE (TO BE COMPLETED BY THE CONFLICTS COMMITTEE)


Discuss briefly below, or attach hereto,  any concerns  relating to the proposed
recommendation,    including   any   qualifications   with   respect   to   your
recommendation:

-------------------------------------------------------------------------------

GRAPHIC OMITTED [BOX]

-------------------------------------------------------------------------------

PART VI: DETERMINATION OF THE CONFLICTS COMMITTEE (TO BE COMPLETED BY THE CONFLICTS COMMITTEE)

THE CONFLICTS COMMITTEE SHALL REVIEW THE FOREGOING INFORMATION TO DETERMINE WHETHER THE PROPOSED RECOMMENDATION (I) IS NOT THE PRODUCT OF A CONFLICT OF INTEREST AND (II) DOES NOT RESULT IN A BREACH OF THE DUTIES OWED TO CLIENTS BY EITHER THE INDIVIDUALS LISTED OR PPM. IN LIGHT THEREOF AND UPON REVIEW OF THE FOREGOING, THE PROPOSED EXCEPTION IS:

_____    Approved*

_____    Not Approved


-----------------------------     ------------------------     ----------------
Name                              Title                        Date

-------------------------------------

*Any qualifications to such approval are set forth below:

-------------------------------------------------------------------------------

GRAPHIC OMITTED [BOX]

-------------------------------------------------------------------------------

               THE [PORTFOLIO SERVICES DEPARTMENT] SHALL RETAIN IN
         ITS FILES A COPY OF THIS REQUEST AND ANY RELATED INFORMATION.

                                PPM AMERICA, INC.

                             PROXY VOTING GUIDELINES

                        ADOPTED JUNE 19, 2003, AS AMENDED

                          LAST REVIEWED MARCH 31, 2007

                                TABLE OF CONTENTS


1. OPERATIONAL ITEMS.....................................................................................6
      ADJOURN MEETING....................................................................................6
      AMEND QUORUM REQUIREMENTS..........................................................................6
      AMEND MINOR BYLAWS.................................................................................6
      CHANGE COMPANY NAME................................................................................6
      CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING...................................................6
      RATIFYING AUDITORS.................................................................................6
      TRANSACT OTHER BUSINESS............................................................................7

2. BOARD OF DIRECTORS:...................................................................................8
      VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS...............................................8
      2006 CLASSIFICATION OF DIRECTORS..................................................................10
      AGE LIMITS........................................................................................11
      BOARD SIZE........................................................................................11
      CLASSIFICATION/DECLASSIFICATION OF THE BOARD......................................................11
      CUMULATIVE VOTING.................................................................................12
      DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION.....................................12
      ESTABLISH/AMEND NOMINEE QUALIFICATIONS............................................................12
      FILLING VACANCIES/REMOVAL OF DIRECTORS............................................................13
      INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)............................................................13
      MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES.....................................13
      MAJORITY VOTE SHAREHOLDER PROPOSALS...............................................................14
      OFFICE OF THE BOARD...............................................................................14
      OPEN ACCESS.......................................................................................14
      STOCK OWNERSHIP REQUIREMENTS......................................................................15
      TERM LIMITS.......................................................................................15

3. PROXY CONTESTS.......................................................................................16
      VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS...............................................16
      REIMBURSING PROXY SOLICITATION EXPENSES...........................................................16
      CONFIDENTIAL VOTING...............................................................................16

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES......................................................17
      ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS.................................17
      AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT..........................................................17
      POISON PILLS......................................................................................17
      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT.....................................................17
      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS......................................................17
      SUPERMAJORITY VOTE REQUIREMENTS...................................................................17

5. MERGERS AND CORPORATE RESTRUCTURINGS.................................................................18
   OVERALL APPROACH.....................................................................................18
      APPRAISAL RIGHTS..................................................................................18
      ASSET PURCHASES...................................................................................18
      ASSET SALES.......................................................................................19
      BUNDLED PROPOSALS.................................................................................19
      CONVERSION OF SECURITIES..........................................................................19
      CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
      BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS.............................................19
      FORMATION OF HOLDING COMPANY......................................................................19
      GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS,  AND GOING DARK)..........................20
      JOINT VENTURES....................................................................................20
      LIQUIDATIONS......................................................................................20
      MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION..................20
      PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES................................................20
      SPINOFFS..........................................................................................21
      VALUE MAXIMIZATION PROPOSALS......................................................................21

6. STATE OF INCORPORATION...............................................................................22
      CONTROL SHARE ACQUISITION PROVISIONS..............................................................22
      CONTROL SHARE CASH-OUT PROVISIONS.................................................................22
      DISGORGEMENT PROVISIONS...........................................................................22
      FAIR PRICE PROVISIONS.............................................................................22
      FREEZE-OUT PROVISIONS.............................................................................22
      GREENMAIL.........................................................................................22
      REINCORPORATION PROPOSALS.........................................................................23
      STAKEHOLDER PROVISIONS............................................................................23
      STATE ANTITAKEOVER STATUTES.......................................................................23

7. CAPITAL STRUCTURE....................................................................................24
      ADJUSTMENTS TO PAR VALUE OF COMMON STOCK..........................................................24
      COMMON STOCK AUTHORIZATION........................................................................24
      DUAL-CLASS STOCK..................................................................................24
      ISSUE STOCK FOR USE WITH RIGHTS PLAN..............................................................24
      PREEMPTIVE RIGHTS.................................................................................24
      PREFERRED STOCK...................................................................................24
      RECAPITALIZATION..................................................................................25
      REVERSE STOCK SPLITS..............................................................................25
      SHARE REPURCHASE PROGRAMS.........................................................................25
      STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS.........................................................25
      TRACKING STOCK....................................................................................25

8. EXECUTIVE AND DIRECTOR COMPENSATION..................................................................26
   EQUITY COMPENSATION PLANS............................................................................26
      COST OF EQUITY PLANS..............................................................................26
      REPRICING PROVISIONS..............................................................................26
      PAY-FOR PERFORMANCE DISCONNECT....................................................................26
      THREE-YEAR BURN RATE/BURN RATE COMMITMENT.........................................................28
      POOR PAY PRACTICES................................................................................29
   SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:................................30
      DIVIDEND EQUIVALENT RIGHTS........................................................................30
      LIBERAL SHARE RECYCLING  PROVISIONS...............................................................30
      TRANSFERABLE STOCK OPTION AWARDS..................................................................30
   OTHER COMPENSATION PROPOSALS AND POLICIES............................................................30
      401(K) EMPLOYEE BENEFIT PLANS.....................................................................30
      DIRECTOR COMPENSATION.............................................................................30
      DIRECTOR RETIREMENT PLANS.........................................................................31
      DISCLOSURE OF CEO COMPENSATION-TALLY SHEET........................................................31
      EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)............................................................31
      EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS...................................................31
      EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS...............................................31
      INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED...............................32
      COMPENSATION PROPOSALS)...........................................................................32
      OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS........................................................32
      STOCK PLANS IN LIEU OF CASH.......................................................................33
      TRANSFER PROGRAMS OF STOCK OPTIONS................................................................33
   SHAREHOLDER PROPOSALS ON COMPENSATION................................................................34
      DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS...................34
      OPTION EXPENSING..................................................................................34
      OPTION REPRICING..................................................................................34
      PENSION PLAN INCOME ACCOUNTING....................................................................35
      PERFORMANCE-BASED AWARDS..........................................................................35
      SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES.............................................35
      SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)...................................................36

9. CORPORATE RESPONSIBILITY.............................................................................37
   CONSUMER ISSUES AND PUBLIC SAFETY....................................................................37
      ANIMAL RIGHTS.....................................................................................37
      DRUG PRICING......................................................................................37
      DRUG REIMPORTATION................................................................................37
      GENETICALLY MODIFIED FOODS........................................................................37
      HANDGUNS..........................................................................................38
      HIV/AIDS..........................................................................................38
      PREDATORY LENDING.................................................................................38
      TOBACCO...........................................................................................39
      TOXIC CHEMICALS...................................................................................39
   ENVIRONMENT AND ENERGY...............................................................................40
      ARCTIC NATIONAL WILDLIFE REFUGE...................................................................40
      CERES PRINCIPLES..................................................................................40
      CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)......................................................40
      ENVIRONMENTAL-ECONOMIC RISK REPORT................................................................40
      ENVIRONMENTAL REPORTS.............................................................................41
      GLOBAL WARMING....................................................................................41
      KYOTO PROTOCOL COMPLIANCE.........................................................................41
      LAND USE..........................................................................................41
      NUCLEAR SAFETY....................................................................................41
      OPERATIONS IN PROTECTED AREAS.....................................................................41
      RECYCLING.........................................................................................41
      RENEWABLE ENERGY..................................................................................42
      SUSTAINABILITY REPORT.............................................................................42
   GENERAL CORPORATE ISSUES.............................................................................42
      CHARITABLE/POLITICAL CONTRIBUTIONS................................................................42
      LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE.................................................43
      OUTSOURCING/OFFSHORING............................................................................43
   LABOR STANDARDS AND HUMAN RIGHTS.....................................................................43
      CHINA PRINCIPLES..................................................................................43
      COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS.............................................................43
      INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS...................................................44
      MACBRIDE PRINCIPLES...............................................................................44
   MILITARY BUSINESS....................................................................................44
      FOREIGN MILITARY SALES/OFFSETS....................................................................44
      LANDMINES AND CLUSTER BOMBS.......................................................................44
      NUCLEAR WEAPONS...................................................................................45
      OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)...........................................45
      SPACED-BASED WEAPONIZATION........................................................................45
   WORKPLACE DIVERSITY..................................................................................45
      BOARD DIVERSITY...................................................................................45
      EQUAL EMPLOYMENT OPPORTUNITY (EEO)................................................................45
      GLASS CEILING.....................................................................................46
      SEXUAL ORIENTATION................................................................................46

10. MUTUAL FUND PROXIES.................................................................................47
      ELECTION OF DIRECTORS.............................................................................47
      CONVERTING CLOSED-END FUND TO OPEN-END FUND.......................................................47
      PROXY CONTESTS....................................................................................47
      INVESTMENT ADVISORY AGREEMENTS....................................................................47
      APPROVING NEW CLASSES OR SERIES OF SHARES.........................................................47
      PREFERRED STOCK PROPOSALS.........................................................................47
      1940 ACT POLICIES.................................................................................47
      CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION................................48
      CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL.........................................48
      NAME CHANGE PROPOSALS.............................................................................48
      CHANGE IN FUND'S SUBCLASSIFICATION................................................................48
      DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION.....................................................48
      CHANGES TO THE CHARTER DOCUMENT...................................................................48
      CHANGING THE DOMICILE OF A FUND...................................................................49
      AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL..............49
      DISTRIBUTION AGREEMENTS...........................................................................49
      MASTER-FEEDER STRUCTURE...........................................................................49
      MERGERS...........................................................................................49
   SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS...............................................................49
      ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT..........................................................49
      REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED.......................................................49
      TERMINATE THE INVESTMENT ADVISOR..................................................................49

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
     o    Motivation and rationale for establishing the agreements;
     o    Quality of disclosure; and o Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply: o An auditor has a financial interest in or association with the company, and is therefore not independent, o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit   ("other")   fees   >audit   fees   +   audit-related   fees   +  tax
compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.



2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves;
     o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares; o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate; o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well. -

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


2007 CLASSIFICATION OF DIRECTORS
==============================================================================================================
INSIDE DIRECTOR (I)
o        Employee of the company or one of its affiliates(1);
o        Non-employee officer of the company if among the five most highly paid individuals (excluding interim
         CEO);
o        Listed as a Section 16 officer(2);
o        Current interim CEO;
o        Beneficial owner of more than 50 percent of the company's voting power
         (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)
o        Board attestation that an outside director is not independent;
o        Former CEO of the company;
o        Former CEO of an acquired company within the past five years;
o        Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
o Former executive(2) of the company, an affiliate or an acquired firm within the past five years; o Executive2 of a former parent or predecessor firm at the time the company was sold or split off from the
         parent/predecessor within the past five years;
o        Executive, former executive, general or limited partner of a joint venture or partnership with the company;
o        Relative(4) of a current Section 16 officer of company or its affiliates;
o        Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees;
         the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
o Relative(4) of former Section 16 officer, of company or its affiliate within the last five years; o Currently provides (or a relative(4) provides)
professional services(5) to the company, to an affiliate
         of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
o        Employed by (or a relative(4) is employed by) a significant customer or supplier(6);
o        Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)
o Any material financial tie or other related party transactional relationship to the company; o Party to a voting agreement to vote in line with management on proposals being brought to shareholder
         vote;
o        Has (or a relative4 has) an interlocking relationship as defined by the
         SEC involving members of the board of directors or its Compensation and
         Stock Option Committee; (7)
o        Founder (8) of the company but not currently an employee;
o        Is (or a relative4 is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(6) from the company or its affiliates(1).

 INDEPENDENT OUTSIDE DIRECTOR (IO)
o No material(9) connection to the company other than a board seat.

-------------------------------------------------------------------------------------------------------------------
FOOTNOTES:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. PPMA uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2  "Executives"  (officers  subject to Section 16 of the Securities and Exchange
Act  of  1934)  include  the  chief  executive,   operating,  financial,  legal,
technology,  and  accounting  officers of a company  (including  the  president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

3 PPMA will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

4 "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

5 Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services;
commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services;
and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

6 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

7 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees
(or, in the absence of such a committee, on the board).

8 The operating  involvement of the Founder with the company will be considered.
Little to no operating involvement may cause PPMA to deem the Founder as an independent outsider.

9 For purposes of PPMA's director independence  classification,  "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the  boardroom  in a  manner  that  would  have  a  meaningful  impact  on an individual's  ability  to satisfy  requisite  fiduciary  standards  on behalf of shareholders.
====================================================================================================================

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally  vote  AGAINST  proposals  to  eliminate   cumulative   voting.   Vote
CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

GENERALLY VOTE FOR PROPOSALS TO RESTORE OR PERMIT CUMULATIVE VOTING. UNLESS THE COMPANY MEETS ALL OF THE FOLLOWING CRITERIA:

     o Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
     o Annually elected board; o Two-thirds of the board composed of independent directors; o Nominating committee composed solely of independent directors;
     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice; o Absence of superior voting rights for one or more classes of stock;
     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
     o The company has not under-performed its peers and index on a one-year and three-year total shareholder return basis*, unless there has been a change in the CEO position within the last three years;
     o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
     o    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    Two-thirds independent board;
     o    All-independent key committees;
     o    Established   governance   guidelines;
     o The company does not under-perform both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;
     o    The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate the need for directors to be elected with an affirmative majority of votes, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following: o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board; o Effectively disclosed information with respect to this structure to its shareholders; o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the new framework:

------------------------ ------------------------ ----------------- ---------------------
Metrics                  Basis of Evaluation      Weighting         2nd Weighting
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
OPERATIONAL PERFORMANCE                                             50%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR AVERAGE PRE-TAX   MANAGEMENT EFFICIENCY    33.3%
OPERATING ROIC           IN DEPLOYING ASSETS
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR SALES GROWTH      TOP-LINE                 33.3%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR EBITDA GROWTH     CORE-EARNINGS            33.3%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
SUB TOTAL                                         100%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
STOCK PERFORMANCE                                                   50%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR TSR               MARKET
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
TOTAL                                                               100%
------------------------ ------------------------ ----------------- ---------------------



Adopt a two-phased approach. In 2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive CAUTIONARY LANGUAGE, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.


STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering  the following  factors:

          o Long-term financial performance of the target company relative to its industry;
          o    Management's track record;
          o    Background to the proxy contest;
          o    Qualifications of director nominees (both slates);
          o Strategic plan of dissident slate and quality of critique against management;
          o Likelihood that the proposed goals and objectives can be achieved (both slates);
          o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has:

(1) A shareholder approved poison pill in place; or

(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

          o    Shareholders have approved the adoption of the plan; or

          o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

          o    No lower than a 20% trigger, flip-in or flip-over;
          o    A term of no more than three years;
          o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
          o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

          o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

          o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

          o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

          o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

          o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

          o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.


APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

          o    Purchase price;
          o    Fairness opinion;
          o    Financial and strategic benefits;
          o    How the deal was negotiated;
          o    Conflicts of interest;
          o    Other alternatives for the business;
          o    Non-completion risk.

ASSET SALES
Vote CASE-BY-CASE on asset sales, considering the following factors:

          o    Impact on the balance sheet/working capital;
          o    Potential elimination of diseconomies;
          o    Anticipated financial and operating benefits;
          o    Anticipated use of funds;
          o    Value received for the asset;
          o    Fairness opinion;
          o    How the deal was negotiated;
          o    Conflicts of interest.

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring
plan,  taking  into   consideration  the  following:

          o    Dilution to existing shareholders' position;
          o    Terms of the offer;
          o    Financial issues;
          o    Management's efforts to pursue other alternatives;
          o    Control issues;
          o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

          o    The reasons for the change;
          o    Any financial or tax benefits;
          o    Regulatory benefits;
          o    Increases in capital structure;
          o Changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
          o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
          o    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK) Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote  CASE-BY-CASE  on  "going  dark"  transactions,   determining  whether  the
transaction enhances  shareholder value by taking into consideration:

          o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
          o    Cash-out value;
          o Whether the interests of continuing and cashed-out shareholders are balanced; and
          o    The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

          o    Percentage of assets/business contributed;
          o    Percentage ownership;
          o    Financial and strategic benefits;
          o    Governance structure;
          o    Conflicts of interest;
          o    Other alternatives;
          o    Noncompletion risk.

LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following: o Management's efforts to pursue other alternatives;

          o    Appraisal value of assets; and
          o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

          o    Dilution to existing shareholders' position;
          o    Terms of the offer;
          o    Financial issues;
          o    Management's efforts to pursue other alternatives;
          o    Control issues;
          o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Vote CASE-BY-CASE on spin-offs,  considering:

          o    Tax and regulatory advantages;
          o    Planned use of the sale proceeds;
          o    Valuation of spinoff;
          o    Fairness opinion;
          o    Benefits to the parent company;
          o    Conflicts of interest;
          o    Managerial incentives;
          o    Corporate governance changes;
          o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

          o    Prolonged poor performance with no turnaround in sight;
          o    Signs of entrenched board and management;
          o    Strategic plan in place for improving value;
          o    Likelihood   of   receiving   reasonable   value  in  a  sale  or
               dissolution; and
          o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote  AGAINST   proposals  that  ask  the  board  to  consider   non-shareholder
constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

          o    Rationale;
          o Good performance with respect to peers and index on a five-year total shareholder return basis;
          o    Absence of  non-shareholder  approved  poison  pill;
          o    Reasonable equity compensation burn rate;
          o    No non-shareholder approved pay plans; and
          o    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders;
          o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder  proposals that seek preemptive rights,  taking
into  consideration:   the  size  of  a  company,  the  characteristics  of  its
shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

          o    More simplified capital structure;
          o    Enhanced liquidity;
          o    Fairness of conversion terms;
          o    Impact on voting power and dividends;
          o    Reasons for the reclassification;
          o    Conflicts of interest; and
          o    Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

          o    Adverse governance changes;
          o    Excessive increases in authorized capital stock;
          o    Unfair method of distribution;
          o    Diminution of voting rights; o Adverse conversion features;
          o Negative impact on stock option plans; and o Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

          o    The total cost of the company's equity plans is unreasonable;
          o The plan expressly permits the repricing of stock options without prior shareholder approval;
          o    There  is  a  disconnect   between  CEO  pay  and  the  company's
               performance;
          o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
          o    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS
Generally,  vote  AGAINST  equity  plans  if  the  cost  is  unreasonable.   For
non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.


Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

          o    there  is  a  disconnect   between  the  CEO's  pay  and  company
               performance (an increase in pay and a decrease in performance);
          o the main source of the pay increase (over half) is equity-based, and o the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

          o The compensation committee has reviewed all components of the CEO's compensation, including the following:

               -    Base salary, bonus, long-term incentives;
               - Accumulative realized and unrealized stock option and restricted stock gains;
               - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
               -    Earnings  and  accumulated  payment  obligations  under  the company's nonqualified deferred compensation program;
               -    Actual  projected  payment  obligations  under the company's supplemental executive retirement plan (SERPs).

          o A tally sheet with all the above components should be disclosed for the following termination scenarios:

               -    Payment if termination occurs within 12 months: $_____;
               - Payment if "not for cause" termination occurs within 12 months: $_____;
               - Payment if "change of control" termination occurs within 12 months: $_____.

          o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

          o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

          o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.


                                                         2007 BURN RATE TABLE

                                                 RUSSELL 3000                           NON-RUSSELL 3000
                                                 ------------------------------------   -----------------------------------


                                                 ------------------------------------   -----------------------------------
--------------------------------------------------
    1010    Energy                                1.37%       0.92%        2.29%         1.76%       2.01%        3.77%
-------------------------------------------------------------------------------------   -----------------------------------
    1510    Materials                             1.23%       0.62%        1.85%         2.21%       2.15%        4.36%
-------------------------------------------------------------------------------------   -----------------------------------
    2010    Capital Goods                         1.60%       0.98%        2.57%         2.34%       1.98%        4.32%
-------------------------------------------------------------------------------------   -----------------------------------
    2020    Commercial Services & Supplies        2.39%       1.42%        3.81%         2.25%       1.93%        4.18%
-------------------------------------------------------------------------------------   -----------------------------------
    2030    Transportation                        1.30%       1.01%        2.31%         1.92%       1.95%        3.86%
-------------------------------------------------------------------------------------   -----------------------------------
    2510    Automobiles & Components              1.93%       0.98%        2.90%         2.37%       2.32%        4.69%
-------------------------------------------------------------------------------------   -----------------------------------
    2520    Consumer Durables & Apparel           1.97%       1.12%        3.09%         2.02%       1.68%        3.70%
-------------------------------------------------------------------------------------   -----------------------------------
    2530    Hotels Restaurants & Leisure          2.22%       1.19%        3.41%         2.29%       1.88%        4.17%
-------------------------------------------------------------------------------------   -----------------------------------
    2540    Media                                 1.78%       0.92%        2.70%         3.26%       2.36%        5.62%
-------------------------------------------------------------------------------------   -----------------------------------
    2550    Retailing                             1.95%       1.10%        3.05%         2.92%       2.21%        5.14%
-------------------------------------------------------------------------------------   -----------------------------------
3010, 3020, Food & Staples Retailing              1.66%       1.25%        2.91%         1.90%       2.00%        3.90%
    3030
-------------------------------------------------------------------------------------   -----------------------------------
    3510    Health Care Equipment & Services      2.87%       1.32%        4.19%         3.51%       2.31%        5.81%
-------------------------------------------------------------------------------------   -----------------------------------
    3520    Pharmaceuticals & Biotechnology       3.12%       1.38%        4.50%         3.96%       2.89%        6.85%
-------------------------------------------------------------------------------------   -----------------------------------
    4010    Banks                                 1.31%       0.89%        2.20%         1.15%       1.10%        2.25%
-------------------------------------------------------------------------------------   -----------------------------------
    4020    Diversified Financials                2.13%       1.64%        3.76%         4.84%       5.03%        9.87%
-------------------------------------------------------------------------------------   -----------------------------------
    4030    Insurance                             1.34%       0.88%        2.22%         1.60%       1.96%        3.56%
-------------------------------------------------------------------------------------   -----------------------------------
    4040    Real Estate                           1.21%       1.02%        2.23%         1.21%       1.02%        2.23%
-------------------------------------------------------------------------------------   -----------------------------------
    4510    Software & Services                   3.77%       2.05%        5.82%         5.33%       3.13%        8.46%
-------------------------------------------------------------------------------------   -----------------------------------
    4520    Technology Hardware & Equipment       3.05%       1.65%        4.70%         3.58%       2.34%        5.92%
-------------------------------------------------------------------------------------   -----------------------------------
    4530    Semiconductors & Semiconductor Equip. 3.76%       1.64%        5.40%         4.48%       2.46%        6.94%
-------------------------------------------------------------------------------------   -----------------------------------
    5010    Telecommunication Services            1.71%       0.99%        2.70%         2.98%       2.94%        5.92%
-------------------------------------------------------------------------------------   -----------------------------------
    5510    Utilities                             0.84%       0.51%        1.35%         0.84%       0.51%        1.35%
-------------------------------------------------------------------------------------   -----------------------------------

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:


---------------------------------- ------------------------------- ------------------------------------------------
CHARACTERISTICS                    ANNUAL STOCK PRICE VOLATILITY   PREMIUM
---------------------------------- ------------------------------- ------------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award will count as 1.5 option
                                                                   shares
---------------------------------- ------------------------------- ------------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award will count as 2.0 option
                                                                   shares
---------------------------------- ------------------------------- ------------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award will count as 4.0 option
                                                                   shares
---------------------------------- ------------------------------- ------------------------------------------------


POOR PAY PRACTICES
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

          o Egregious employment contracts including excessive severance provisions (e.g., those containing multi-year guarantees for bonuses and grants);

          o Excessive perks that dominate compensation (e.g. tax gross-ups for personal use of corporate aircraft);

          o Huge bonus payouts without justifiable performance linkage or proper disclosure;

          o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

          o Egregious pension/SERP (Supplemental Executive Retirement Plans) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

          o    New  CEO  awarded  an  overly   generous  hiring  package  (e.g.,
               including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

          o Excessive severance provisions (e.g., including excessive change in control payments);

          o Change in control payouts without loss of job or substantial diminution of job duties;

          o    Internal pay disparity;

          o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING  PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

o
Director stock ownership guidelines with a minimum of three times the annual cash retainer.

          o    Vesting  schedule  or  mandatory  holding/deferral  period:

               - A minimum vesting of three years for stock options or restricted stock; or
               - Deferred stock payable at the end of a three-year deferral period.

          o    Mix between cash and equity:

               - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
               - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

          o No retirement/benefits and perquisites provided to non-employee directors; and o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

          o    Purchase price is at least 85 percent of fair market value;
          o    Offering period is 27 months or less; and
          o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

          o    Purchase price is less than 85 percent of fair market value; or
          o    Offering period is greater than 27 months; or
          o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

          o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
          o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary; o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
          o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED
COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

          o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
          o    Length of time of options backdating;
          o    Size of restatement due to options backdating;
          o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

          o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
          o Rationale for the repricing--was the stock price decline beyond management's control?;
          o    Is this a value-for-value exchange;
          o    Are surrendered stock options added back to the plan reserve?;
          o Option vesting--does the new option vest immediately or is there a black-out period?;
          o Term of the option--the term should remain the same as that of the replaced option;
          o    Exercise  price--should  be set at fair  market or a  premium  to market;
          o    Participation--executive   officers  and   directors   should  be
               excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.


Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote  FOR   non-employee   director   only   equity   plans   which   provide  a
dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

          o Executive officers and non-employee directors are excluded from participating;
          o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
          o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.


COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



OPTION REPRICING
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

          o the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;
          o the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and
          o the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

          o What aspects of the company's annual and long -term equity incentive programs are performance driven?
          o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
          o Can shareholders assess the correlation between pay and performance based on the current disclosure?
          o What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

          o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

          o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.


SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

          o    The  triggering   mechanism  should  be  beyond  the  control  of
               management;

          o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

          o    Change-in-control payments should be double-triggered,  i.e.,

               (1)  after a change in control has taken place, and

               (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE RESPONSIBILITY
GENERALLY VOTE WITH MANAGEMENT ON THE FOLLOWING CORPORATE RESPONSIBILITY ISSUES:

CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS

DRUG PRICING

DRUG REIMPORTATION

GENETICALLY MODIFIED FOODS

HANDGUNS

HIV/AIDS

PREDATORY LENDING

TOBACCO

TOXIC CHEMICALS

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

CERES PRINCIPLES

CLIMATE CHANGE

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

ENVIRONMENTAL-ECONOMIC RISK REPORT

ENVIRONMENTAL REPORTS

GLOBAL WARMING

KYOTO PROTOCOL COMPLIANCE

LAND USE

NUCLEAR SAFETY

OPERATIONS IN PROTECTED AREAS

RECYCLING

RENEWABLE ENERGY

SUSTAINABILITY REPORT

GENERAL CORPORATE ISSUES
CHARITABLE/POLITICAL CONTRIBUTIONS

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

OUTSOURCING/OFFSHORING

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

MACBRIDE PRINCIPLES

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS

LANDMINES AND CLUSTER BOMBS

NUCLEAR WEAPONS

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

SPACED-BASED WEAPONIZATION

WORKPLACE DIVERSITY
BOARD DIVERSITY

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

GLASS CEILING

SEXUAL ORIENTATION

10. MUTUAL FUND PROXIES


ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals,  considering the following factors:

          o    Past performance as a closed-end fund;
          o    Market in which the fund invests;
          o    Measures  taken by the board to address the discount;  and
          o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS
Vote CASE-BY-CASE on proxy contests,  considering the following  factors:

          o    Past performance relative to its peers;
          o    Market in which fund invests;
          o    Measures taken by the board to address the issues;
          o Past shareholder activism, board activity, and votes on related proposals;
          o    Strategy of the incumbents versus the dissidents;
          o    Independence of directors;
          o    Experience and skills of director candidates;
          o    Governance profile of the company;
          o    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

          o    Proposed and current fee schedules;
          o    Fund category/investment objective;
          o    Performance benchmarks;
          o    Share price performance as compared with peers;
          o    Resulting fees relative to peers;
          o    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

          o    Stated specific financing purpose;
          o    Possible dilution for common shares;
          o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

          o    Potential competitiveness;
          o    Regulatory developments;
          o    Current and potential returns; and
          o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

          o    The fund's target investments;
          o    The reasons given by the fund for the change; and
          o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors:

          o    Political/economic changes in the target market;
          o    Consolidation in the target market; and
          o    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

          o    Potential competitiveness;
          o    Current and potential returns;
          o    Risk of concentration;
          o    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors: o Strategies employed to salvage the company;

          o    The fund's past performance; o The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

          o    The degree of change implied by the proposal;
          o    The efficiencies that could result;
          o    The state of incorporation;
          o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

          o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
          o Removal of shareholder approval requirement for amendments to the new declaration of trust;
          o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
          o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
          o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
          o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on  re-incorporations,  considering the following  factors:
          o    Regulations of both states;
          o    Required fundamental policies of both states;
          o    The increased flexibility available.

AUTHORIZING  THE BOARD TO HIRE AND  TERMINATE  SUBADVISORS  WITHOUT  SHAREHOLDER
APPROVAL  Vote  AGAINST  proposals   authorizing  the  board  to  hire/terminate
subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

          o    Fees charged to comparably sized funds with similar objectives;
          o    The proposed distributor's reputation and past performance;
          o    The  competitiveness of the fund in the industry;
          o    The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors: o Resulting fee structure;

          o    Performance of both funds;
          o    Continuity of management personnel;
          o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

          o    Performance of the fund's Net Asset Value (NAV);
          o    The fund's history of shareholder relations;
          o    The performance of other funds under the advisor's management.

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).



                    PPM America, Inc. Proxy Voting Guidelines
          PPM America Proxy Voting Guidelines v1.3 As amended 03/31/07
                             Last Reviewed 03/31/07

                           PRUDENTIAL ASSET MANAGEMENT
                               (SINGAPORE) LIMITED

                      Proxy Voting Policies and Procedures


                      PROXY VOTING POLICIES AND PROCEDURES


1.   BACKGROUND

     Companies should have as their objective the maximization of shareholder wealth, thereby contributing to the economy. Shareholders, as providers of equity capital, are the ultimate owners of companies.

     Prudential seeks to add value for its clients by pursuing an active investment policy through portfolio management decisions, through voting on resolutions at general meetings and by maintaining a continuing dialogue with company management. Meetings with companies will therefore occur on a regular basis. This enables us to monitor company development over time and assess progress against objectives.

2.   VOTING POLICY

     As a general policy we are supportive of the management of the companies in which we invest. However, when companies consistently fail to achieve our reasonable expectations we will actively promote changes. These changes might range from the formulation of a new strategy to the appointment of new management or non-executive directors.

     An active and informed voting policy is an integral part of our investment philosophy. Voting should never be divorced from the underlying investment activity. By exercising our votes we seek both to add value and to protect our interests as shareholders. We consider the issues, meet the management if necessary and vote accordingly. We would always seek to discuss any contentious resolutions before casting our votes in order to ensure that our objectives are understood and our votes will be cast in the best interests of our investors/clients.

     If a client has a proxy voting policy standing instruction with PAMS, PAMS shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

3.   TAKE-OVER BIDS

     Valuation by the stock market is an important benchmark for monitoring board performance. For a listed company the take-over bid or merger, can be a necessary and important protector of shareholder value.

     Our general policy is to support incumbent management in good standing. We reserve the right to support hostile bids when the management have either consistently failed to respond to the reasonable expectations of shareholders or where, in our judgment, the level of a bid fully recognizes the future prospects of the company.

4.   COMPENSATION PLANS

     It is clearly in the interest of shareholders that boards should have the ability to attract and retain the highest quality of personnel. Remuneration levels in different companies will be a market based judgment, taking business size and complexity into account and should reflect relative performance.

5.   CAPITAL RAISING

     Capital used by companies is derived from equity, debt and other creditors. The rights of lenders and other creditors are precisely defined in law. This contrasts with the economic interest of shareholders providing the equity capital. Protection of the shareholders' position relies largely upon ownership, with the right to vote at company meetings and thereby determine company articles and board membership.

     We support the principle of pre-emption because shareholder wealth is nearly always lost if companies raise capital for potentially wealth creating opportunities from new investors rather than raising capital on comparable terms from existing shareholders. It is therefore incumbent upon boards to demonstrate clearly why any departure from this principle is in the best interests of the existing owners/clients/investors.

6.   CORPORATE RESPONSIBILITY

     "Corporate responsibility" describes the overall framework within which companies and investors approach their business, with particular emphasis on environment, community and employment issues.

     Growth and wealth creation remain the cornerstones of prosperity. We believe that well managed business will as a matter of course take account of wider social and environmental issues in taking their businesses forward.

7.   VOTING PROCESS

     o    Voting is undertaken by the country or sector specialist.

     o It must be ensured that there are no conflicts of interest in the exercise of votes. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer and may be required to abstain him or herself from the proxy voting process.

     o In respect of voting rights relating to investment of a collective investment scheme / unit trust, where the manager could face conflicts of interest, the votes to be exercised in consultation with the trustee, where applicable.

     o Any votes against management should be approved in writing by one of the Chief Investment Officers or Head of Investment and copy of approval with explanations should be kept. There may be exceptional circumstances where we believe that it is in the best interests of our clients/investors to vote in a manner different to that outlined in this Proxy Voting Policies and Procedures or abstain from voting. In such circumstances, the reasons should be provided and kept in record. PAMS Compliance may from time to time request country or sector specialist undertaking the voting for such approval records.

     o Voting will be governed by the requirements under the investment management agreement, prospectus and local laws.

     o On voting analysis, our Hong Kong affiliate, Prudential Asset Management (Hong Kong) Limited ("PAMHK") has engaged an independent third party services, Institutional Shareholder Services ("ISS") to provide research and recommendations in connection with the voting of proxies whilst PAMHK retains final authority and fiduciary responsibility for the voting of proxies. ISS shall deliver to PAMHK research and vote recommendations electronically for analysis.

8.   CONFLICTS

     From time to time, proxy voting proposals may raise conflicts between the interests of our clients and the interests of PAMS and its employees. We must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients' best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

     o Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with PAMS; o A proponent of a proxy proposal has a business relationship with PAMS; o PAMS has business relationships with participants in proxy contests, corporate directors or director candidates; o A PAMS employee has a personal interest; e.g., through stock ownership, having a spouse working at the company, etc. in the outcome of a particular matter before shareholders; or o A PAMS employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

     The Investment Committee is primarily responsible for identifying possible material conflicts with respect to proxy voting proposals. Issues raising possible conflicts of interest are referred to Chief Compliance Officer for resolution. Application of these guidelines or voting in accordance with the ISS vote recommendation should, in most cases, adequately address any possible conflicts of interest.

8.   PROCEDURE

     o    Corporate action team in Singapore receive notice from custodian.

     o The notice is forwarded by corporate action team to the fund manager / country specialist / sector specialist for their decision.

     o    Corporate action team then communicates the decision to the custodian.

     o A record of how the votes should be exercised should be maintained for a period as prescribed under the local laws.

If any queries, please check with your respective Chief Investment Officer.
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                       Wellington Management Company, llp
                      Global Proxy Policies and Procedures
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INTRODUCTION                        Wellington Management Company, llp
                                    ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

                                    Wellington Management's Proxy Voting
                                    Guidelines (the Guidelines), which are
                                    incorporated by reference to these GLOBAL
                                    PROXY POLICIES AND PROCEDURES, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.


STATEMENT OF POLICIES As a matter of policy, Wellington Management:

                                    1
                                    Takes responsibility for voting client
                                    proxies only upon a client's written
                                    request.

                                    2
                                    Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

                                    3
                                    Develops and maintains broad guidelines
                                    setting out positions on common proxy
                                    issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                                    4
                                    Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.



                                    5
                                    Identifies and resolves all material
                                    proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                                    6
                                    Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                                    7
                                    Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                                    8
                                    Provides all clients, upon request, with copies of these GLOBAL PROXY POLICIES AND PROCEDURES, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                    9
                                    Reviews regularly the voting record to
                                    ensure that proxies are voted in accordance with these GLOBAL PROXY POLICIES AND PROCEDURES and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.


RESPONSIBILITY AND                  Wellington Management has a Corporate Governance Committee,
OVERSIGHT                           established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's
                                    written GLOBAL PROXY POLICIES AND PROCEDURES
                                    and its Proxy Voting Guidelines, and for
                                    providing advice and guidance on specific
                                    proxy votes for individual issuers. The
                                    firm's Legal Services Department monitors
                                    regulatory requirements with respect to
                                    proxy voting on a global basis and works
                                    with the Corporate Governance Committee to
                                    develop policies that implement those
                                    requirements. Day-to-day administration of
                                    the proxy voting process at Wellington
                                    Management is the responsibility of the
                                    Corporate Governance Group within the
                                    Corporate Operations Department. In
                                    addition, the Corporate Governance Group
                                    acts as a resource for portfolio managers
                                    and research analysts on proxy matters, as
                                    needed.






STATEMENT                           OF PROCEDURES Wellington Management has in
                                    place certain procedures for implementing its proxy voting policies.


GENERAL PROXY VOTING                AUTHORIZATION TO VOTE
                                    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                    RECEIPT OF PROXY
                                    Proxy materials from an issuer or its
                                    information agent are forwarded to
                                    registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                                    RECONCILIATION
                                    To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

                                    RESEARCH
                                    In addition to proprietary investment
                                    research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                    PROXY VOTING
                                    Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

                                    o Generally, issues for which explicit proxy
                                      voting guidance is provided in the Proxy
                                      Voting Guidelines (I.E., "For", "Against",
                                      "Abstain") are reviewed by the Corporate
                                      Governance Group and voted in accordance with the Proxy Voting Guidelines.

                                    o Issues identified as "case-by-case" in the
                                      Proxy Voting Guidelines are further
                                      reviewed by the Corporate Governance
                                      Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                                    o Absent a material conflict of interest,
                                      the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                                    MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                    AND RESOLUTION PROCESSES Wellington
                                    Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                                    If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


OTHER CONSIDERATIONS In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                    SECURITIES LENDING
                                    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                    SHARE BLOCKING AND RE-REGISTRATION
                                    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                    In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                    LACK OF ADEQUATE INFORMATION, UNTIMELY
                                    RECEIPT OF PROXY MATERIALS, OR EXCESSIVE
                                    COSTS Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.


ADDITIONAL                          INFORMATION Wellington Management maintains
                                    records of proxies voted pursuant to Section
                                    204-2 of the Investment Advisers Act of 1940
                                    (the "Advisers Act"), the Employee
                                    Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                                    Wellington Management's GLOBAL PROXY
                                    POLICIES AND PROCEDURES may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its GLOBAL PROXY POLICIES AND PROCEDURES, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.


                                    Dated:  April 1, 2007

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                       Wellington Management Company, llp
                         Global Proxy Voting Guidelines

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INTRODUCTION                        Upon a client's written request, Wellington
                                    Management Company, llp ("Wellington
                                    Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these GLOBAL PROXY VOTING GUIDELINES to document positions generally taken on common proxy issues voted on behalf of clients.

                                    These guidelines are based on Wellington
                                    Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these GLOBAL PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                                    Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES                   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                                    o Election of Directors: Case-by-Case
                                      Wellington Management believes that
                                      shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.



                                    o Classify Board of Directors:                                        Against
                                      We will also vote in favor of shareholder proposals seeking to declassify boards.

                                    o Adopt Director Tenure/Retirement Age (SP):                          Against

                                    o Adopt Director & Officer Indemnification:
                                      For We generally support director and
                                      officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

                                    o Allow Special Interest Representation to Board (SP):                Against

                                    o Require Board Independence: For Wellington
                                      Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

                                    o Require Key Board Committees to be
                                      Independent. For Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

                                    o Require a Separation of Chair and CEO or
                                      Require a For Lead Director:

                                    o Approve Directors' Fees:                                            For

                                    o Approve Bonuses for Retiring Directors:                             Case-by-Case

                                    o Elect Supervisory Board/Corporate Assembly:                         For

                                    o Elect/Establish Board Committee:                                    For
                                    o Adopt Shareholder Access/Majority Vote on Election of               Case-by-Case
                                      Directors (SP):
                                      Wellington Management believes that the
                                      election of directors by a majority of
                                      votes cast is the appropriate standard for
                                      companies to adopt and therefore generally
                                      will support those proposals that seek to
                                      adopt such a standard. Our support for
                                      such proposals will extend typically to
                                      situations where the relevant company has
                                      an existing resignation policy in place
                                      for directors that receive a majority of
                                      "withhold" votes. We believe that it is
                                      important for majority voting to be
                                      defined within the company's charter and
                                      not simply within the company's corporate
                                      governance policy.

                                      Generally we will not support proposals
                                      that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (I.E., total votes ELIGIBLE to be cast as opposed to actually cast) standard.

                                    MANAGEMENT COMPENSATION

                                    o Adopt/Amend Stock Option Plans:                                     Case-by-Case

                                    o Adopt/Amend Employee Stock Purchase Plans:                          For

                                    o Approve/Amend Bonus Plans: Case-by-Case In
                                      the US, Bonus Plans are customarily
                                      presented for shareholder approval
                                      pursuant to Section 162(m) of the Omnibus
                                      Budget Reconciliation Act of 1992
                                      ("OBRA"). OBRA stipulates that certain
                                      forms of compensation are not
                                      tax-deductible unless approved by
                                      shareholders and subject to performance
                                      criteria. Because OBRA does not prevent
                                      the payment of subject compensation, we
                                      generally vote "for" these proposals.
                                      Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

                                    o Approve Remuneration Policy:                                        Case-by-Case

                                    o Exchange Underwater Options:                                        Case-by-Case
                                      Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

                                    o Eliminate or Limit Severance Agreements
                                      (Golden Case-by-Case Parachutes): We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

                                    o Shareholder Approval of Future Severance
                                      Agreements Case-by-Case Covering Senior
                                      Executives (SP): We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

                                    o Expense Future Stock Options (SP):                                  For

                                    o Shareholder Approval of All Stock Option Plans (SP):                For

                                    o Disclose All Executive Compensation (SP):                           For



                                    REPORTING OF RESULTS

                                    o Approve Financial Statements:                                       For

                                    o Set Dividends and Allocate Profits:                                 For


                                    o Limit Non-Audit Services Provided by
                                      Auditors (SP): Case-by-Case We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

                                    o Ratify Selection of Auditors and Set Their
                                      Fees: Case-by-Case Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

                                    o Elect Statutory Auditors:                                           Case-by-Case

                                    o Shareholder Approval of Auditors (SP):                              For


                                    SHAREHOLDER VOTING RIGHTS

                                    o Adopt Cumulative Voting (SP):                                       Against
                                      We are likely to support cumulative voting proposals at "controlled"
                                      companies (I.E., companies with a single majority shareholder), or at companies with two-tiered voting rights.

                                    o Shareholder Rights Plans Case-by-Case Also
                                      known as Poison Pills, these plans can
                                      enable boards of directors to negotiate
                                      higher takeover prices on behalf of
                                      shareholders. However, these plans also
                                      may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

                                      - We generally support plans that include:
                                        - Shareholder approval requirement -
                                        Sunset provision - Permitted bid feature
                                        (I.E., bids that are made for all shares
                                          and demonstrate evidence of financing must be submitted to a shareholder vote).

                                      Because boards generally have the
                                      authority to adopt shareholder rights
                                      plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

                                    o Authorize Blank Check Preferred Stock:                              Case-by-Case
                                      We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

                                    o Eliminate Right to Call a Special Meeting:                          Against

                                    o Increase Supermajority Vote Requirement:                            Against
                                      We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

                                    o Adopt Anti-Greenmail Provision:                                     For

                                    o Adopt Confidential Voting (SP):
                                      Case-by-Case We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

                                    o Remove Right to Act by Written Consent:                             Against


                                    CAPITAL STRUCTURE

                                    o Increase Authorized Common Stock:
                                      Case-by-Case We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

                                    o Approve Merger or Acquisition:                                      Case-by-Case

                                    o Approve Technical Amendments to Charter:                            Case-by-Case

                    o Opt Out of State Takeover Statutes: For

                        o Authorize Share Repurchase: For

                     o Authorize Trade in Company Stock: For

                                    o Approve Stock Splits:                                               Case-by-Case
                                      We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

                                    o Approve Recapitalization/Restructuring:                             Case-by-Case

                                    o Issue Stock with or without Preemptive Rights:                      For

                                    o Issue Debt Instruments:                                             Case-by-Case


                                    SOCIAL ISSUES

                                    o Endorse the Ceres Principles (SP):                                  Case-by-Case

                                    o Disclose Political and PAC Gifts (SP):
                                      Case-by-Case Wellington Management
                                      generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

                                    o Require Adoption of International Labor Organization's              Case-by-Case
                                      Fair Labor Principles (SP):

                                    o Report on Sustainability (SP):                                      Case-by-Case


                                    MISCELLANEOUS

                                    o Approve Other Business:                                             Against

                                    o Approve Reincorporation:                                            Case-by-Case

                                    o Approve Third-Party Transactions:                                   Case-by-Case




                                    Dated: April 1, 2007

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                           JNL Investors Series Trust

                                     PART C
                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23.  Exhibits

(a) Agreement and Declaration of Trust of Registrant, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on August 8, 2000.

(b)      (1)      By-laws of Registrant, incorporated by reference to
                  Registrant's Pre-effective Amendment No. 1 to the Registration
                  Statement filed with the Securities and Exchange Commission on November 2, 2000.

         (2) Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

(c)      Not Applicable

(d)      (1)      Form of Investment Advisory and Management Agreement
                  between Registrant and Jackson National Financial Services,
                  LLC, incorporated by reference to Registrant's Pre-effective
                  Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

         (2) Form of Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and PPM America, Inc., incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

         (3) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company, LLP, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (4) Form of Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (5) Form of Amendment to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

         (6) Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Mellon Capital Management Corporation, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September
                  18, 2006.

         (7) Form of Amendment to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Wellington Management Company, LLP, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September
                  18, 2006.

         (8) Form of Amendment to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated December 27, 2007, attached hereto.

         (9) Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and PPM America, Inc. dated December 27, 2007, attached hereto.

         (10) Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Prudential Asset Management (Singapore) Limited, dated December 27, 2007, attached hereto.

         (11) Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Standard & Poor's Investment Advisory Services, LLC, dated December 27, 2007, attached hereto.

(e)      (1)      Form of Distribution Agreement between JNL Investors
                  Series Trust and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Pre-effective
                  Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

         (2) Form of Amended Distribution Agreement between JNL Investors Series Trust and Jackson National Life Distributors LLC, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

         (3) Form of Amended Distribution Agreement between JNL Investors Series Trust and Jackson National Life Distributors LLC, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

         (4) Form of Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated February 7, 2007, attached hereto.

         (5) Form of Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 27, 2007, attached hereto.

(f)               Not Applicable.

(g)      (1)      Form of Custody Agreement between Registrant and Boston
                  Safe Deposit & Trust Company, incorporated by reference to
                  Registrant's Pre-effective Amendment No. 1 to the Registration
                  Statement filed with the Securities and Exchange Commission on November 2, 2000.

         (2) Custody Contract between Registrant and Boston Safe Deposit & Trust Company dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (3) Amendment of Custody Contract dated October 4, 2001, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (4) Amendment of Custody Contract dated December 5, 2001, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (5) Amendment of Custody Contract dated May 16, 2002, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (6) Amendment to Custody Contract dated December 15, 2003, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (7) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated February 18, 2004, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (8) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 3, 2004, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

         (9) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated October 4, 2004, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

        (10) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 2, 2005, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

        (11) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated August 31, 2005, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

        (12) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated September 12, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

        (13) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 15, 2006, incorporated by reference to Registrant's Post-effective amendment No. 5 to the Registration Statement filed with the Securities and Exchange Commission on January 16, 2007.

        (14) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 12, 2006, attached hereto.

        (15) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated January 16, 2007, attached hereto.

        (16) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated April 30, 2007, attached hereto.

        (17) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 3, 2007, attached hereto.

        (18) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 27, 2007, attached hereto.

(h)     (1)       Form of Administration Agreement between Registrant and
                  Jackson National Financial Services, LLC, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the
                  Registration Statement filed with the Securities and Exchange
                  Commission on November 2, 2000.

        (2) Form of Administration Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

        (3) Form of Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

        (4) Form of Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

        (5) Form of Fee Waiver/Expense Reimbursement and Recapture Letter Agreement between Registrant and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

        (6) Form of Transfer Agency Agreement between Registrant and PFPC Inc., incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

        (7) Form of Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 27, 2007, attached hereto.

        (8) Form of Expense Limitation Agreement between Registrant and Jackson National Asset Management, LLC, dated December 27, 2007, attached hereto.

(i)               Consent of Counsel, attached hereto.

(j)               Consent of Auditor, to be filed by amendment.

(k)               Not Applicable.

(l)               Not Applicable.

(m)     (1)       Rule 12b-1 Plan, incorporated by reference to Registrant's
                  Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November
                  2, 2000.

        (2) Form of Distribution Plan for Class A Shares, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

        (3) Form of Distribution Plan for Class C Shares, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

        (4) Form of Distribution Plan for Class A Shares, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

        (5) Form of Distribution Plan for Class C Shares, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

        (6) Form of Distribution Plan for Class A Shares, dated February 7, 2007, attached hereto.

        (7) Form of Distribution Plan for Class A Shares, dated December 27, 2007, attached hereto.

        (8) Form of Distribution Plan for Class C Shares, dated December 27, 2007, attached hereto.

(n)     (1)       Rule 18f-3 Plan, incorporated by reference to Registrant's
                  Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November
                  2, 2000.

        (2) Form of Multiple Class Plan, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

        (3) Form of Multiple Class Plan, dated December 27, 2007, attached hereto.

(o)               Reserved.

(p)     (1)       The Registrant's Code of Ethics, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the
                  Registration Statement filed with the Securities and Exchange
                  Commission on November 2, 2000.

        (2) PPM America, Inc.'s Code of Ethics, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

        (3) Jackson National Financial Services LLC's Code of Ethics, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

        (4) Wellington Management Company, LLP's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

        (5) Jackson National Asset Management, LLC's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on October 25, 2005.

        (6) Jackson National Asset Management, LLC's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

        (7) Mellon Capital Management Corporation's, LLC's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

        (8) Wellington Management Company, LLP's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

        (9) Jackson National Asset Management, LLC's Code of Ethics, dated February, 2007, attached hereto.

        (10) Wellington Management Company, LLP's Code of Ethics, dated January 1, 2007, attached hereto.

        (11) PPM America, Inc.'s Code of Ethics, dated March 1 2007, attached hereto.

        (12) Prudential Asset Management (Singapore) Limited's Code of Ethics, dated September 17, 2007, attached hereto.

        (13) Standard & Poor's Investment Advisory Services, LLC's Code of Ethics, dated January 1, 2007, attached hereto.

Item 24. Persons controlled by or under Common Control with Registrant.

     Jackson National Separate Account - I
     Jackson National Separate Account III
     Jackson National Separate Account IV
     Jackson National Separate Account V
     JNLNY Separate Account I
     JNLNY Separate Account II
     JNLNY Separate Account IV

Item 25. Indemnification.

     Article 4 of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Article 4 of the Registrant's By-Laws provides the following:

     The Trust shall provide any indemnification required by applicable law and shall indemnify Trustees, officers, agents and employees as follows:

(a) The Trust shall indemnify each of its current and former Trustees, officers and agents of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust. The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Pursuant and subject to section 4.1, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

(b) The Trust shall indemnify any current and former Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise to the fullest extent authorized and in the manner permitted by applicable federal and state law, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust.

(c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified to the fullest extent authorized and in the manner permitted by applicable federal and state law against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

(d) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(e) The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(f) Pursuant and subject to Article 4, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

(g) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

(h) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

(j) The Trust shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

     The foregoing indemnification arrangements are subject to the provisions of
Section 17(h) of the Investment Company Act of 1940.

     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 26. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC ("JNAMLLC") contained in the section entitled "Management of the Trust" of the Prospectus, and the biographical information pertaining to Messrs. Bouchard, Crowley, D'Annunzio, Henry, McLellan, Rybak and Nerud, and Ms. Engler, Ms. Woodworth and Ms. Rhee, contained in the section entitled "Trustees and Officers of the Trust" and the description of JNAMLLC contained in the section entitled "Investment Adviser and Other Services" of the Statement of Additional Information.

Directors and Officers of JNAMLLC:

Directors and Officers of JNAM:

Name                        Address                    Principal Occupation

Andrew B. Hopping           1 Corporate Way            Chairman (1/1/07 to Present), Managing
                            Lansing, MI 48951          Board Member (3/98 to Present)

Mark D. Nerud               1 Corporate Way            President (1/1/07 to present), Managing
                            Lansing, MI 48951          Board Member (1/1/07 to present)

Susan S. Rhee               1 Corporate Way            Secretary (1/00 to Present)
                            Lansing, MI 48951          Chief Legal Officer (7/04 to Present)

Steve Fredricks             1 Corporate Way            Chief Compliance Officer
                            Lansing, MI 48951          (2/05 to Present)

William V. Simon            1 Corporate Way            Vice President and Chief Operating
                            Lansing, MI 48951          Officer (1/07 to Present)

Daniel W. Koors             1 Corporate Way            Vice President and Chief Financial
                            Lansing, MI 48951          Officer (1/07 to Present)

Robert A. Fritts            1 Corporate Way            Board Member (11/03 to present)
                            Lansing, MI 48951

Thomas J. Meyer             1 Corporate Way            Board Member (11/03 to present)
                            Lansing, MI 48951

Mellon Capital Management Corporation, PPM America, Inc., Prudential Asset Management (Singapore) Limited, Standard & Poor's Investment Advisory Services, LLC, and Wellington Management Company, LLP, the sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and other required information.

Mellon Capital Management Corporation                           801-19785
PPM America, Inc.                                               801-40783
Prudential Asset Management (Singapore) Limited                 801-68252
Standard & Poor's Investment Advisory Services, LLC             801-51431
Wellington Management Company LLP                               801-15908

Item 27. Principal Underwriters.

(a) Jackson National Life Distributors LLC acts as general distributor for the Registrant. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account V, the Jackson National Separate Account IV, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV and JNL Investors Series Trust.

(b)  Directors and Officers of Jackson National Life Distributors LLC:


Name and Business Address        Positions and Offices with Underwriter

Michael A. Wells                 Director
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Andrew B. Hopping                Chief Financial Officer
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                 Director, President and Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Nikhil Advani                    Vice President
7601 Technology Way
Denver, CO 80237

Stephen M. Ash                   Vice President
7601 Technology Way
Denver, CO 80237

Pamela Aurbach                   Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain                     Assistant Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker                       Vice President
7601 Technology Way
Denver, CO 80237

Mercedes Biretto                 Assistant Vice President
7601 Technology Way
Denver, CO 80237

Janice Blanchard                 Vice President
7601 Technology Way
Denver, CO 80237

James Bossert                    Senior Vice President
7601 Technology Way
Denver, CO 80237

(Christian) Alex Bremer          Assistant Vice President
7601 Technology Way
Denver, CO 80237

William Britt                    Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen                      Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Greg Cicotte                     Executive Vice President,
7601 Technology Way              National Sales Manager
Denver, CO 80237

Maura Collins                    Vice President
7601 Technology Way
Denver, CO 80237

Robert DiNardo                   Vice President
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald                  Divisional Vice President
7601 Technology Way
Denver, CO 80237

Greg Giauque                     Assistant Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley                 Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez                       Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant                      Vice President
7601 Technology Way
Denver, CO 80237

Bonnie Howe                      Vice President and Deputy General Counsel
7601 Technology Way
Denver, CO 80237

Thomas Hurley                    Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones                       Vice President
7601 Technology Way
Denver, CO 80237

Steve Johnson                    Regional Vice President
7601 Technology Way
Denver, CO 80237

Steve Kluever                    Senior Vice President
7601 Technology Way
Denver, CO 80237

Brian Lane                       Vice President
7601 Technology Way
Denver, CO 80237

James Livingston                 Executive Vice President
7601 Technology Way
Denver, CO 80237

Barbara Logsdon                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Erica Lund                       Assistant Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli                    Vice President
7601 Technology Way
Denver, CO 80237

James McCorkle                   Vice President
7601 Technology Way
Denver, CO 80237

Tamu McCreary                    Divisional Vice President
7601 Technology Way
Denver, CO 80237

Brooke Meyer                     Vice President
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer                  Director and Secretary
1 Corporate Way
Lansing, MI 48951

Megan Meyers                     Regional Vice President
7601 Technology Way
Denver, CO 80237

Jack Mishler                     Senior Vice President
7601 Technology Way
Denver, CO 80237

Kenneth Naes                     Vice President
7601 Technology Way
Denver, CO 80237

Tony Natale                      Assistant Vice President
38705 Seven Mile Road, Suite 251
Livonia, MI 48152-1058

Steve Papa                       Regional Vice President
7601 Technology Way
Denver, CO 80237

Eric Palumbo                     Assistant Vice President
7601 Technology Way
Denver, CO 80237

Kimberly Pfenning                Assistant Vice President
7601 Technology Way
Denver, CO 80237

Peter Radloff                    Vice President
7601 Technology Way
Denver, CO 80237

Justin Rafferty                  Vice President
7601 Technology Way
Denver, CO 80237

Gregory B. Salsbury              Executive Vice President
7601 Technology Way
Denver, CO 80237

Sharon Santella                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Marilynn Scherer                 Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield               Vice President
7601 Technology Way
Denver, CO 80237

Jennifer Seamount                Assistant Vice President
7601 Technology Way
Denver, CO 80237

Greg Smith                       Senior Vice President
7601 Technology Way
Denver, CO 80237

David Sprague                    Divisional Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky              Senior Vice President
7601 Technology Way
Denver, CO 80237

Doug Townsend                    Vice President and Controller and FinOp
7601 Technology Way
Denver, CO 80237

C. Ray Trueblood                 Vice President
7601 Technology Way
Denver, CO 80237

Stephanie Valentine              Assistant Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright                    Vice President and Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright                      Vice President
7601 Technology Way
Denver, CO 80237
(c)      Not Applicable

Item 28. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 1 Corporate Way, Lansing, Michigan 48951; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), One Boston Place, Boston, MA 02108.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 27th day of September, 2007.


                                JNL INVESTORS SERIES TRUST

                           By:  /s/ Mark D. Nerud by SUSAN S. RHEE*
                                -----------------------------------------------
                                Mark D. Nerud
                                President, and Trustee

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/ Michael J. Bouchard                                *      September 27, 2007
-------------------------------------------------------        ----------------
Michael J. Bouchard
Trustee

/s/ William J. Crowley, Jr.                            *      September 27, 2007
-------------------------------------------------------        ----------------
William J. Crowley, Jr.
Trustee

/s/ Dominic A. D'Annunzio                              *      September 27, 2007
-------------------------------------------------------        ----------------
Dominic A. D'Annunzio
Trustee

/s/ James B. Henry                                     *      September 27, 2007
-------------------------------------------------------        ----------------
James B. Henry
Trustee

/s/ Michelle Engler                                    *      September 27, 2007
-------------------------------------------------------        ----------------
Michelle Engler
Trustee

/s/ Richard D. McLellan                                *      September 27, 2007
-------------------------------------------------------        ----------------
Richard D. McLellan
Trustee

/s/ Mark D. Nerud                                      *      September 27, 2007
-------------------------------------------------------        ----------------
Mark D. Nerud
President, and Trustee

/s/ William R. Rybak                                   *      September 27, 2007
-------------------------------------------------------        ----------------
William R. Rybak
Trustee

/s/ Patricia A. Woodworth                              *      September 27, 2007
-------------------------------------------------------        ----------------
Patricia A. Woodworth
Trustee

/s/ Daniel W. Koors                                    *      September 27, 2007
-------------------------------------------------------        ----------------
Daniel W. Koors
Vice President, Chief Financial Officer and Treasurer

* By Susan S. Rhee, Attorney In Fact

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of JNL INVESTORS SERIES TRUST (333-43300) a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Investors Series Trust, hereby constitute and appoint Andrew B. Hopping, Susan
S. Rhee, Thomas J. Meyer and Clark P. Manning, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.


/s/ Michael J. Bouchard                                *       January 1, 2007
-------------------------------------------------------        ----------------
Michael J. Bouchard

/s/ William J. Crowley, Jr.                            *       January 1, 2007
-------------------------------------------------------        ----------------
William J. Crowley, Jr.

/s/ Dominic A. D'Annunzio                              *       January 1, 2007
--------------------------------------------------------       ----------------
Dominic A. D'Annunzio

/s/ James B. Henry                                     *       January 1, 2007
--------------------------------------------------------       ----------------
James B. Henry

/s/ Michelle Engler                                    *       January 1, 2007
--------------------------------------------------------       ----------------
Michelle Engler

/s/ Richard D. McLellan                                *       January 1, 2007
--------------------------------------------------------       ----------------
Richard D. McLellan

/s/ Mark D. Nerud                                      *       January 1, 2007
--------------------------------------------------------       ----------------
Mark D. Nerud

/s/ William R. Rybak                                   *       January 1, 2007
--------------------------------------------------------       ----------------
William R. Rybak

/s/ Patricia A. Woodworth                              *       January 1, 2007
--------------------------------------------------------       ----------------
Patricia A. Woodworth

/s/ Daniel W. Koors                                    *       January 1, 2007
--------------------------------------------------------       ----------------
Daniel W. Koors

                                  EXHIBIT LIST
Item 23.          Exhibits


(d)(8) Form of Amendment to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated December 27, 2007, attached hereto as EX-99.23(d)(8).

   (9) Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and PPM America, Inc. dated December 27, 2007, attached hereto as EX-99.23(d)(10).

   (10) Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Prudential Asset Management (Singapore) Limited, dated December 27, 2007, attached hereto as EX-99.23(d)(11).

   (11) Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Standard & Poor's Investment Advisory Services, LLC, dated December 27, 2007, attached hereto as EX-99.23(d)(12).

(e)(4) Form of Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated February 7, 2007, attached hereto as EX-99.23(e)(4).

(e)(5) Form of Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 27, 2007, attached hereto as EX-99.23(e)(5).

(g)(14) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 12, 2006, attached hereto as EX-99.23(g)(14).

   (15) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated January 16, 2007, attached hereto as EX-99.23(g)(15).

   (16) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated April 30, 2007, attached hereto as EX-99.23(g)(16).

   (17) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 3, 2007, attached hereto as EX-99.23(g)(17).

   (18) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 27, 2007, attached hereto as EX-99.23(g)(18).

(h)(7) Form of Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 27, 2007, attached hereto as EX-99.23(h)(7).

(h)(8) Form of Expense Limitation Agreement between Registrant and Jackson National Asset Management, LLC, dated December 27, 2007, attached hereto as EX-99.23(h)(8).

(i)     Consent of Counsel, attached hereto as EX-99.23(i).

(m)(6) Form of Distribution Plan for Class A Shares, dated February 7, 2007, attached hereto as EX-99.23(m)(6).

   (7) Form of Distribution Plan for Class A Shares, dated December 27, 2007, attached hereto as EX-99.23(m)(7).

   (8) Form of Distribution Plan for Class C Shares, dated December 27, 2007, attached hereto as EX-99.23(m)(8).

(n)(3) Form of Multiple Class Plan, dated December 27, 2007, attached hereto as EX-99.23(n)(3).

(p)(9) Jackson National Asset Management, LLC's Code of Ethics, dated February, 2007, attached hereto as EX-99.23(p)(9).

   (10) Wellington Management Company, LLP's Code of Ethics, dated January 1, 2007, attached hereto as EX-99.23(p)(10).

   (11) PPM America, Inc.'s Code of Ethics, dated March 1 2007, attached hereto as EX-99.23(p)(11).

   (12) Prudential Asset Management (Singapore) Limited's Code of Ethics, dated September 17, 2007, attached hereto as EX-99.23(p)(12).

   (13) Standard & Poor's Investment Advisory Services, LLC's Code of Ethics, dated January 1, 2007, attached hereto as EX-99.23(p)(13).